   AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON MARCH 17, 2006

                                                     1933 ACT FILE NO. 333-
                                                     1940 ACT FILE NO. 811-08346
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2
                        (Check appropriate box or boxes)

|X|   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

|_|   PRE-EFFECTIVE AMENDMENT NO.

|_|   POST-EFFECTIVE AMENDMENT NO.

                                     AND/OR

|X|   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

|X|   AMENDMENT NO. 7

                    MORGAN STANLEY EASTERN EUROPE FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
(Address of Principal Executive Offices (Number, Street, City, State, Zip Code))
                                 (800) 221-6726
              (Registrant's Telephone Number, including Area Code)
                      ____________________________________

                          RONALD E. ROBISON, PRESIDENT
                    MORGAN STANLEY EASTERN EUROPE FUND, INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
 (Name and Address (Number, Street, City, State, Zip Code) of Agent for Service)
                      ____________________________________

                                   COPIES TO:
                          LEONARD B. MACKEY, JR., ESQ.
                             CLIFFORD CHANCE US LLP
                               31 WEST 52ND STREET
                            NEW YORK, NEW YORK 10019
                                 (212) 878-8000

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of
1933, other than securities offered only in connection with dividend or interest
reinvestment plans, please check this box.|_|

It is proposed that this filing will become effective (check appropriate box)
|_| when declared effective pursuant to section 8(c)

                      ____________________________________

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

----------------------------------------------------------------------------------------------------------------------------
                                                                  PROPOSED MAXIMUM    PROPOSED MAXIMUM
                                                 AMOUNT BEING      OFFERING PRICE         AGGREGATE          AMOUNT OF
    TITLE OF SECURITIES BEING REGISTERED          REGISTERED        PER UNIT(1)       OFFERING PRICE(1)   REGISTRATION FEE
----------------------------------------------------------------------------------------------------------------------------

Common Stock, par value $0.01 per share....      909,700 shares        $46.00            $41,846,200          $4,477.55
----------------------------------------------------------------------------------------------------------------------------

(1)   Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933, based on the average of the high and low sale prices reported on the New York Stock
      Exchange on March 15, 2006.

                      ____________________________________

      THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR
DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL
FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION
STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF
THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME
EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A),
MAY DETERMINE.

================================================================================

                                    FORM N-2

                              CROSS-REFERENCE SHEET

                        PARTS A AND B OF THE PROSPECTUS*

               ITEMS IN PART A AND B OF FORM N-2                                 LOCATION IN PROSPECTUS
-----------------------------------------------------------------     ----------------------------------------------------

1.   Outside Front Cover.........................................     Outside Front Cover Page of Prospectus
2.   Cover Pages, Other Offering Information.....................     Inside Front and Outside Back Cover Page of
                                                                         Prospectus
3.   Fee Table and Synopsis......................................     Fee Table; Prospectus Summary
4.   Financial Highlights........................................     Prospectus Summary; Financial Highlights
5.   Plan of Distribution........................................     Outside Front Cover Page of Prospectus;
                                                                         Prospectus Summary; The Offer
6.   Selling Stockholders........................................     Not Applicable
7.   Use of Proceeds.............................................     Prospectus Summary; Use of Proceeds
8.   General Description of the Registrant.......................     Outside Front Cover Page of Prospectus;
                                                                         Prospectus Summary; The Fund; Investment
                                                                         Objective and Policies; Investment
                                                                         Restrictions; Risk Factors and Special
                                                                         Considerations; Common Stock
9.   Management..................................................     Management of the Fund; Portfolio Transactions
                                                                         and Brokerage; Common Stock; Custodian;
                                                                         Dividend Paying Agent, Transfer Agent and
                                                                         Registrar
10.  Capital Stock, Long-Term Debt, and other Securities.........     Common Stock; Dividends and Distributions;
                                                                         Dividend Reinvestment and Cash Purchase
                                                                         Plan; Taxation
11.  Defaults and Arrears on Senior Securities...................     Not Applicable
12.  Legal Proceedings...........................................     Not Applicable
13.  Table of Contents of the Statement of
         Additional Information..................................     Not Applicable
14.  Cover Page..................................................     Not Applicable
15.  Table of Contents...........................................     Not Applicable
16.  General Information and History.............................     Prospectus Summary; The Fund
17.  Investment Objective and Policies...........................     Prospectus Summary; Investment Objective and
                                                                         Policies; Investment Restrictions
18.  Management..................................................     Prospectus Summary; Management of the Fund
19.  Control Persons and Principal Holders of Securities.........     Management of the Fund
20.  Investment Advisory and Other Services......................     Prospectus Summary; Management of the Fund;
                                                                         Custodian; Dividend Paying Agent, Transfer
                                                                         Agent and Registrar
21.  Brokerage Allocation and Other Practices....................     Portfolio Transactions and Brokerage
22.  Tax Status..................................................     Taxation
23.  Financial Statements........................................     Financial Statements

_____________________

*     Pursuant to the General Instructions to Form N-2, all information required to be set forth in Part B has been included in Part A. Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C to this Registration Statement.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the
Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

PROSPECTUS

                              Subject to Completion
                   Preliminary Prospectus dated March 17, 2006

                                     SHARES
                    MORGAN STANLEY EASTERN EUROPE FUND, INC.
                                  COMMON STOCK
                ISSUABLE UPON EXERCISE OF NON-TRANSFERABLE RIGHTS
                     TO SUBSCRIBE FOR SHARES OF COMMON STOCK

      Morgan Stanley Eastern Europe Fund, Inc. (the "Fund") is issuing to its
common stockholders of record as of    , 2006 non-transferable rights. These
rights will allow you to subscribe for one share of the Fund's common stock for each four rights held. You will receive one right for each whole share of common
stock that you hold of record as of    , 2006. You need four rights to purchase
one share at the subscription price. The Fund will not issue fractional shares upon the exercise of less than four rights. If you fully exercise all rights issued to you, you will be entitled to subscribe for additional shares that were not subscribed for by other stockholders. The rights will not be listed for trading on the New York Stock Exchange or any other exchange; however, the shares issued upon the exercise of the rights will be listed for trading on the
New York Stock Exchange under the symbol "RNE." The subscription price per share
will be [   % of the average of the last reported sales price per share of the
Fund's common stock on the New York Stock Exchange on the date on which the offer expires and the four preceding trading days, but in any case not less than the net asset value per share of the Fund's common stock at the close of trading on the New York Stock Exchange on the date on which the offer expires].

      THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK TIME, ON    , 2006, UNLESS
EXTENDED. The Fund announced the offer after the close of business on the New
York Stock Exchange on March    , 2006. The net asset value per share at the
close of business on March    , 2006 and    , 2006 was $    and $   ,
respectively. Because the expiration date and the date upon which the price of the rights will be determined will be the same date, stockholders who exercise their rights will not know the purchase price of the shares when they make their investment decision. Once you subscribe for shares and the Fund receives payment or a guarantee of payment, you will not be able to change your decision.

      The Fund is a non-diversified, closed-end management investment company incorporated under the laws of the State of Maryland. The Fund's investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in equity securities of Eastern European country issuers and in debt securities issued or guaranteed by Eastern European country governments or governmental entities ("Sovereign Debt"). See "Investment Objective and
Policies." There can be no assurance that the Fund's investment objective will be achieved. Morgan Stanley Investment Management Inc. acts as the Fund's
Adviser and Administrator. The address of the Fund is 1221 Avenue of the
Americas, New York, New York 10020, and the Fund's telephone number is (800)
221-6726.

      INVESTMENT IN THE FUND'S COMMON STOCK INVOLVES CERTAIN RISKS THAT ARE NOT
TYPICALLY ASSOCIATED WITH INVESTMENTS IN THE SECURITIES OF U.S. ISSUERS, ARISING
IN PART FROM THE FUND'S INVESTMENTS IN SECURITIES OF ISSUERS LOCATED IN EASTERN
EUROPEAN COUNTRIES. SEE "RISK FACTORS AND SPECIAL CONSIDERATIONS." In addition, as a result of the offer, stockholders of record on the record date who do not fully exercise their rights should expect that they will, upon completion of the offer, own a smaller proportional interest in the Fund than would otherwise be the case. See "Risk Factors and Special Considerations--Risks Related to the
Offer" and "The Offer--Terms of the Offer."

      Please read this Prospectus carefully before investing and keep it for future reference. It sets forth concisely important information that a prospective investor ought to know before investing in the Fund. All questions and inquiries relating to the offer should be directed to the Information Agent,
Georgeson Shareholder Communications, Inc., 17 State Street, 10th Floor, New
York, New York 10004, toll free at (800) 868-1348, or (212) 440-9800. The Fund has filed additional information about the Fund and the offer with the U.S.
Securities and Exchange Commission (http://www.sec.gov). Copies of the Fund's
Annual Report and semi-annual report may be obtained upon request, without charge, by writing to Morgan Stanley Eastern Europe Fund, Inc., c/o JPMorgan
Chase Bank, 270 Park Avenue, New York, New York 10017, or by calling (800)
221-6726. You may also call this toll-free telephone number to request other information about the Fund or to make stockholder inquiries. The Fund makes available its annual and semi-annual reports, free of charge, on the Fund's website (http://www.morganstanley.com).

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S.
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.

                                    ESTIMATED                                     ESTIMATED
                              SUBSCRIPTION PRICE (1)     SALES LOAD        PROCEEDS TO THE FUND (2)
                              ----------------------     ----------        ------------------------

    Per Share...............      $                          $0                         $
    Total (3)...............      $                          $0                         $

(1)   The estimated subscription price is based upon the average of the last reported sales price per share of the Fund's common stock on the New York
      Stock Exchange on    , 2006 and the four preceding trading days.

(2)   After deduction of expenses payable by the Fund, estimated at US$       .

(3)   Assumes that all rights are exercised in the Primary Subscription (as defined herein).

   , 2006

      Investment Policies. It is the policy of the Fund, under normal market conditions, to invest substantially all, but not less than 80%, of its assets in
(i) equity securities of Eastern European country issuers and (ii) Sovereign
Debt. For purposes of this policy, "equity securities of Eastern European country issuers" means: equity securities (A) of companies organized in, or for which the principal trading market is in, an Eastern European country, (B)
denominated in the currency of an Eastern European country and issued by companies to finance operations in an Eastern European country and (C) of companies that alone or on a consolidated basis derive 50% or more of their revenues primarily from either goods produced, sales made or services performed in an Eastern European country (collectively, "Eastern European country issuers.") Currently, the Fund relies solely on the factors set forth in (A) and
(C) when investing in equity securities of Eastern European country issuers and intends to continue to do so in the future. For purposes of this policy and in this prospectus, "Eastern European countries" include Albania, Belarus, People's
Republic of Bulgaria, Croatia, Czech Republic, Estonia, Republic of Hungary,
Latvia, Lithuania, Macedonia, Moldova, Montenegro, Republic of Poland, Romania,
Russian Federation, Serbia, Slovakia, Slovenia and Ukraine. See "Investment
Objective and Policies."

      The information set forth in this Prospectus regarding certain Eastern
European countries and their economies has been extracted from various government and private publications. The Fund and its Board of Directors have not attempted to verify the statistical information presented in this
Prospectus. The fiscal years of the Fund referred to in this Prospectus are years ending December 31.

      Certain numbers and percentages have been rounded for ease of presentation, which may result in amounts not totaling precisely.

      NO DEALER, SALESPERSON OR OTHER PERSON IS AUTHORIZED TO GIVE ANY
INFORMATION OR TO REPRESENT ANYTHING NOT CONTAINED IN THIS PROSPECTUS. YOU MUST
NOT RELY ON ANY UNAUTHORIZED INFORMATION OR REPRESENTATIONS NOT CONTAINED IN
THIS PROSPECTUS AS IF THE FUND HAD AUTHORIZED IT. THE FUND IS OFFERING TO SELL,
AND SEEKING OFFERS TO BUY, SHARES OF COMMON STOCK ONLY IN JURISDICTIONS WHERE
OFFERS AND SALES ARE PERMITTED. THE INFORMATION CONTAINED IN THIS PROSPECTUS IS
ACCURATE ONLY AS OF THE DATE OF THIS PROSPECTUS, REGARDLESS OF THE TIME OF
DELIVERY OF THIS PROSPECTUS OR ANY SALE OF COMMON STOCK. THE FUND WILL AMEND
THIS PROSPECTUS IF, DURING THE PERIOD THAT THIS PERIOD THAT THIS PROSPECTUS IS
REQUIRED TO BE DELIVERED, THERE ARE ANY MATERIAL CHANGES SUBSEQUENT TO THE DATE
OF THIS PROSPECTUS.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Appendix B--Description of Various Foreign Currency and Interest Rate
      Hedges and Options on Securities and Securities Index Futures
      Contracts and Related Options......................................... B-1
Appendix C--Morgan Stanley Investment Management Proxy Voting Policies
      and Procedures........................................................ C-1

      THE INFORMATION CONTAINED IN THIS PROSPECTUS SPEAKS ONLY AS OF THE DATE OF
THIS PROSPECTUS UNLESS THE INFORMATION SPECIFICALLY INDICATES THAT ANOTHER DATE
APPLIES. NO DEALER, SALESPERSON OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY
INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS
PROSPECTUS IN CONNECTION WITH THE OFFER CONTAINED HEREIN AND, IF GIVEN OR MADE,
SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN
AUTHORIZED BY THE FUND.

                           FORWARD-LOOKING STATEMENTS

      The Fund may not claim the safe harbor for forward-looking statements contained in the federal securities laws of the United States because that safe harbor does not apply to investment companies. Nevertheless, you should note that certain statements in this Prospectus are prospective in nature, which involve known and unknown risks, uncertainties and other factors that may cause the Fund's actual results or level of performance to be materially different from any future results or level of performance expressed or implied by such forward-looking statements. Such factors include, among others, those listed under "Risk Factors and Special Considerations," "Appendix A: Eastern European
Countries" and elsewhere in this Prospectus. As a result of these and other factors, the Fund cannot give you any assurances as to its future results or level of performance. To the extent required by law, the Fund undertakes to amend or reflect any material changes to it after the date of this Prospectus.

                               PROSPECTUS SUMMARY

      The following is qualified in its entirety by the more detailed information included elsewhere in this Prospectus. You should read the entire
Prospectus before you decide whether to exercise your rights. In particular, you should carefully read the risks of investing in the Shares, as discussed under
"Risk Factors and Special Considerations."

THE OFFER AT A GLANCE

TERMS OF THE OFFER

      Morgan Stanley Eastern Europe Fund, Inc. (the "Fund") is issuing to its common stockholders of record ("Record Date Stockholders") as of the close of
business on    , 2006 (the "Record Date") non-transferable rights (the "Rights")
to subscribe for up to an aggregate of     shares (the "Shares") of the common
stock, par value $.01 per share (the "Common Stock"), of the Fund (the "Offer").
Each Record Date Stockholder will receive one Right for each whole share of
Common Stock owned on the Record Date. Each Record Date Stockholder needs four
Rights to purchase one Share at the Subscription Price (as hereinafter defined).
The Fund will not issue fractional Shares upon the exercise of less than four
Rights. The Rights will not be listed for trading on the New York Stock Exchange or any other exchange; however, the Shares issued upon the exercise of the
Rights will be listed for trading on the New York Stock Exchange. Rights may be
exercised at any time from    , 2006 through 5:00 p.m., New York time, on    ,
2006, unless extended by the Fund (the "Subscription Period"). The right of a
Record Date Stockholder to acquire Shares during the Subscription Period is hereinafter referred to as the "Primary Subscription." Since the Subscription
Price will be determined after the expiration of the Subscription Period, Record
Date Stockholders who exercise their Rights will not know the Subscription Price at the time they exercise their Rights and stockholders should consider the possibility that the Subscription Price could be greater than the market price of the Fund's shares at the close of trading on the last day of the Subscription
Period. Once a Record Date Stockholder subscribes for Shares and the Fund receives payment or a guarantee of payment, the Record Date Stockholder will not be able to change his decision. In certain instances described below under
"--Over-Subscription Privilege," the Fund may increase the number of shares of
Common Stock subject to subscription by up to 25% of the Shares. See "The
Offer."

      The Fund has not previously conducted a rights offering.

OVER-SUBSCRIPTION PRIVILEGE

      Each Record Date Stockholder who fully exercises all Rights issued to him is entitled to subscribe for Shares which were not otherwise subscribed for by others in the Primary Subscription (the "Over-Subscription Privilege"). If
enough Shares are available, all of these requests will be honored in full. If these requests for Shares exceed the Shares available, the Fund may determine after the expiration of the Offer, in the discretion of the Board of Directors, to issue additional Common Stock up to an amount equal to 25% of the Shares
available pursuant to the Offer (up to an additional     shares of Common Stock)
in order to cover these requests. Regardless of whether the Fund issues such additional Shares, to the extent Shares are not available to honor all requests, the available Shares will be allocated pro rata among those Record Date
Stockholders who over-subscribe based on the number of Rights originally issued to them by the Fund.

SUBSCRIPTION PRICE

      The Subscription Price per Share ("Subscription Price") will be [   % of
the average of the last reported sales price per share of the Fund's common stock on the New York Stock Exchange on the date on which the Offer expires and the four preceding trading days, but in any case not less than the net asset value per share of the Fund's common stock at the close of trading on the New
York Stock Exchange on    , 2006, the expiration date of the Offer] (the
"Expiration Date"). The Subscription Price is discussed further under "The
Offer--Subscription Price." In addition, information with respect to the quarterly high and low sale prices of the Fund's Common Stock on the New York
Stock Exchange and the quarterly high and low net asset values per share of
Common Stock is provided under "Common Stock."

EXERCISING RIGHTS

      Rights will be evidenced by Subscription Certificates and may be exercised by delivering to American Stock Transfer & Trust Company (the "Subscription
Agent") a completed Subscription Certificate, together with payment, either by means of a Notice of Guaranteed Delivery or a check. The Notice of Guaranteed
Delivery or check should be addressed, if sent by first class mail or overnight courier to American Stock Transfer & Trust Company, Operations Center, Attn:
Reorganization Department, 6201 15th Avenue, Brooklyn, New York 11219 or, if
delivered by hand, to American Stock Transfer & Trust Company, Attn:
Reorganization Department, 59 Maiden Lane, New York, New York 10038. Those
Record Date Stockholders who subscribe in the Primary Subscription, or
Exercising Rights Holders, will have no right to rescind a purchase after the
Subscription Agent has received a completed Subscription Certificate or Notice of Guaranteed Delivery. See "The Offer--Exercise of Rights" and "The
Offer--Payment for Shares." There is no minimum number of Rights which must be exercised for the Offer to close.

NON-TRANSFERABILITY OF RIGHTS

      The Rights are non-transferable and, therefore, may not be purchased or sold. Rights not exercised will expire without residual value at the Expiration
Date. The Rights will not be listed for trading on the New York Stock Exchange or any other securities exchange. However, the Shares to be issued pursuant to the Offer will be listed for trading on the New York Stock Exchange, subject to the New York Stock Exchange being officially notified of the issuance of those
Shares.

FOREIGN RESTRICTIONS

      Subscription Certificates will not be mailed to Record Date Stockholders whose record addresses are outside the United States ("Foreign Record Date
Stockholders") (the term "United States" includes its territories and possessions and the District of Columbia). The Rights to which such Subscription
Certificates relate will be held by the Subscription Agent for such Foreign
Record Date Stockholders' accounts until instructions are received to exercise the Rights. If no instructions are received prior to the Expiration Date, the
Rights will expire. See "The Offer--Foreign Stockholders."

PURPOSE OF THE OFFER

      The Board of Directors of the Fund has determined that it is in the best interests of the Fund and its stockholders to increase the assets of the Fund available for investment so that the Fund will be in a better position to take full advantage of investment opportunities in Eastern Europe. The Board of
Directors believes that increasing the size of the Fund will increase the liquidity of the Fund's shares of Common Stock and also reduce the Fund's expenses as a proportion of average net assets. In addition, the Offer seeks to reward the Fund's stockholders by giving them the right to purchase additional shares of Common Stock at a price that may be below market without incurring any direct transaction costs. The Offer will benefit both the Fund and its stockholders by providing the Fund with the ability to make additional investments without selling current investments if otherwise not desirable. See
"The Offer--Purpose of the Offer."

TAX CONSEQUENCES

      For federal income tax purposes, neither the receipt nor the exercise of the rights should result in taxable income to you. You will not realize a taxable loss if your rights expire without being exercised. See "The Offer--U.S.
Federal Income Tax Consequences of the Offer."

USE OF PROCEEDS

      The net proceeds of the Offer, assuming all Shares offered hereby are
sold, are estimated to be approximately US$   , after deducting offering
expenses payable by the Fund estimated to be approximately US$   . The Fund
anticipates that investment of the net proceeds of the Offer in accordance with the Fund's investment goal and policies may take up to [six months] from their receipt by the Fund, depending on market

conditions and the availability of appropriate securities. The Fund may require up to [six months] due to the Fund's need to invest substantially all of its assets in the securities of issuers organized under the laws of foreign jurisdictions. See "Use of Proceeds."

INFORMATION AGENT AND SUBSCRIPTION AGENT

      The Information Agent for the Offer is:

                    GEORGESON SHAREHOLDER COMMUNICATIONS INC.
                           17 STATE STREET, 10TH FLOOR
                            NEW YORK, NEW YORK 10004
                            TOLL FREE: (800) 868-1348
                                       OR
                      FOR BANKS AND BROKERS: (212) 440-9800

      The Subscription Agent for the Offer is:

                     AMERICAN STOCK TRANSFER & TRUST COMPANY
                                 59 MAIDEN LANE
                            NEW YORK, NEW YORK 10038

IMPORTANT DATES TO REMEMBER

EVENT                                                                              DATE
--------------------------------------------------------------------------------------------------

Record Date                                                                         , 2006
Subscription Period                                                          , 2006 to    , 2006*
Expiration Date and pricing date                                                    , 2006*
Subscription Certificates and payment for Shares due**                              , 2006*
Notice of Guaranteed Delivery due                                                   , 2006*
Subscription Certificate and payment for guarantees of delivery due**               , 2006*
Confirmation mailed to participants                                                 , 2006*
Final payment for Shares***                                                         , 2006*

*     Unless the Offer is extended.

**    A Record Date Stockholder exercising rights must deliver by the Expiration
      Date either (i) a Subscription Certificate and payment for Shares or (ii)
      a Notice of Guaranteed Delivery. A Notice of Guaranteed Delivery is a form sent by your broker-dealer, bank or trust company that guarantees on your behalf delivery of the Subscription Certificate and payment by the close of business on the third business day after the Expiration Date.

***   Additional amount due (in the event the Subscription Price exceeds the
      Estimated Subscription Price).

THE FUND AT A GLANCE

INFORMATION REGARDING THE FUND

      The Fund has been engaged in business as a non-diversified, closed-end management investment company since it first issued its Common Stock to the public on September 30, 1996. The Fund is designed for investors desiring to invest a portion of their assets in equity securities of Eastern European country issuers and in Sovereign Debt. It is the policy of the Fund, under normal market conditions, to invest substantially all, but not less than 80%, of its total assets in (i) equity securities (A) of companies organized in, or for which the principal trading market is in, an Eastern European country, (B)
denominated in the currency of an Eastern European country and issued by companies to finance operations in an Eastern European country and (C) of companies that alone or on a consolidated basis derive 50% or more of their revenues primarily from either goods produced, sales made or services performed in an Eastern European country (collectively, "Eastern European country issuers") and (ii) Sovereign Debt. Currently, the Fund relies solely on the factors set forth in (A) and (C) when investing in equity

securities of Eastern European country issuers and intends to continue to do so in the future. For this purpose, equity securities of Eastern European country issuers means common or preferred stock (including convertible preferred stock), bonds, notes and debentures convertible into common or preferred stock, stock purchase warrants and rights, swap agreements, equity interests in trusts and partnerships and American, European, Global or other types of Depositary
Receipts. See "Investment Objective and Policies." There can be no assurance that the Fund's investment objective will be achieved. See "Risk Factors and
Special Considerations."

      As of    , 2006, the Fund had     shares outstanding, which are listed and
traded on the New York Stock Exchange under the symbol "RNE." See "Common
Stock." As of    , 2006, the net assets of the Fund were US$   .

INFORMATION REGARDING THE FUND'S ADVISER, ADMINISTRATOR, SUB-ADMINISTRATOR AND
CUSTODIAN

      Morgan Stanley Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment
Advisory and Management Agreement. Under the Investment Advisory and Management
Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.60% of the Fund's average weekly net assets. The Adviser is a registered investment adviser under the U.S. Investment Advisers Act of 1940, as
amended (the "Advisers Act"). As of    , 2006, the Adviser, together with its
affiliated advisory entities, was responsible for US$    billion of assets under
management. See "Management of the Fund."

      Morgan Stanley Investment Management Inc. (the "Administrator") also serves as administrator to the Fund pursuant to an Administration Agreement.
Under the Administration Agreement, the Administrator is paid a fee at a rate of
0.08% of the Fund's average weekly net assets. As approved by the Board of
Directors, the Administrator has agreed to limit this administration fee so that it will be no greater than 0.02435% of the Fund's average weekly net assets plus
$24,000 per annum (which was the administration fee prior to November 1, 2004).
This waiver is voluntary and may be terminated at any time. The Administration
Agreement covers administrative costs (including out-of-pocket expenses incurred in the ordinary course of providing services under the Administration Agreement, which were previously borne by the Fund), except pricing services and extraordinary expenses.

      J.P. Morgan Investor Services Co. provides fund accounting and other services pursuant to a sub-administration agreement, dated November 1, 2004, with the Administrator and receives compensation from the Administrator for these services.

      JPMorgan Chase Bank, N.A. (the "Custodian") serves as custodian for the
Fund. The Custodian holds cash, securities and other assets of the Fund as required by the Investment Company Act of 1940, as amended (the "1940 Act").
Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

DIVIDENDS AND DISTRIBUTIONS; DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

      The Fund intends to distribute to stockholders, at least annually, substantially all of its net investment income and any net realized capital gains. Unless American Stock Transfer & Trust Company, the Dividend Reinvestment
and Cash Purchase Plan Agent (the "Plan Agent"), is otherwise instructed in writing in the manner described under "Dividends and Distributions; Dividend
Reinvestment and Cash Purchase Plan," stockholders are presumed to have elected to have all distributions automatically reinvested in shares of the Fund.
Stockholders who have distributions automatically reinvested may also make additional payments into the dividend reinvestment and cash purchase plan to purchase shares of the Fund on the open market. See "Dividends and
Distributions; Dividend Reinvestment and Cash Purchase Plan."

RISK FACTORS AND SPECIAL CONSIDERATIONS

      You should carefully consider the following factors, as well as the other information in this Prospectus, before making an investment in the Fund under this Offer.

      Risks Related to the Offer. Record Date Stockholders who do not fully exercise their Rights should expect that they will, at the completion of the
Offer, own a smaller proportional interest in the Fund than would otherwise be the case and may also incur dilution of ownership and voting, as well as dilution of their shares of any distributions made by the Fund, as a result of the Offer. This dilution may occur because a stockholder could own a smaller interest in the Fund after the Offer than he owned prior to the Offer. In addition, if a stockholder does not submit a subscription request pursuant to the Over-Subscription Privilege, he may also experience dilution of ownership and voting, as well as dilution of his share of any distributions made by the
Fund, if the Fund offers additional shares for subscription.

      Investment Risk. You may lose money by investing in the Fund, including the possibility that you may lose all of your investment. An investment in the
Fund is not a deposit in a bank and is not insured or guaranteed by the U.S.
Federal Deposit Insurance Corporation or any other governmental agency.

      Among the principal risks of investing in the Fund is market risk, which is the risk that the value of your investment may fluctuate as stock markets fluctuate.

      As an investment company that primarily holds common stocks, the Fund's portfolio is subject to the possibility that common stock prices will decline over short or even extended periods. The Fund may remain substantially fully invested during periods when stock prices generally rise and also during periods when they generally decline. Risks are inherent in investments in equities, and
Fund stockholders should be able to tolerate significant fluctuations in the value of their investment in the Fund.

      In addition, the Fund may invest up to a significant portion of its assets in debt securities whose value will tend to decrease as interest rates rise.

      The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Fund a complete investment program.

      Risks of Investing in Equity Securities of Eastern European country issuers. Investing in securities of Eastern European companies and in Sovereign
Debt involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including generally (1) political and economic considerations, such as less social, political and economic stability and the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events; (2) the absence of developed legal structures governing private or foreign investments and private property; (3) the possibility of the loss of all or a substantial portion of the
Fund's assets invested in Eastern European countries as a result of expropriation; (4) restrictions on repatriation of capital; (5) certain national policies which may restrict the Fund's investment opportunities, including, without limitation, restrictions on investing in issuers or industries deemed sensitive to relevant national interests; (6) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various currencies in which the Fund's portfolio securities are denominated, exchange control regulations, currency exchange restrictions, and costs associated with conversion of investment principal and income from one currency into another; (7) the absence, until recently, in certain Eastern European countries of a capital market structure or market-oriented economy; (8) less developed and reliable custody and settlement mechanisms; and (9) differences between U.S. securities markets and the securities markets of Eastern European countries, including potentially greater price volatility in, significantly smaller capitalization of, and relative illiquidity of, some of these non-U.S.
securities markets, the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation. In addition, settlement mechanisms in Eastern
European countries are generally less developed and reliable than those in countries with mature economies and this could result in settlement delays and other difficulties. The Fund may be subject to withholding taxes, including withholding taxes on realized capital gains, that may exist or may be imposed by the governments of the countries in which the Fund invests. See "Risk Factors and Special Considerations" and "Taxation."

      Investments in Unlisted Securities. While the Fund expects primarily to invest in equity securities of publicly traded Eastern European country issuers, it may invest up to 35% of its total assets in unlisted equity securities of
Eastern European country issuers to the extent permitted by any local investment restrictions. These investments may involve a high degree of business and financial risk. Because of the absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than it would in the case of listed securities. In addition to financial and business risks, issuers whose securities are not publicly traded may not be subject to the same disclosure requirements applicable to issuers whose securities are publicly traded. See "Risk Factors and Special
Considerations--Investments in Unlisted Securities."

      Non-Investment Grade Securities Risk. The Fund may invest up to 50% of its total assets in debt securities, including Sovereign Debt, that are rated below investment grade by Standard & Poor's Ratings Group, a division of The
McGraw-Hill Companies ("S&P"), or Moody's Investors Service, Inc. ("Moody's")
or, if unrated, are determined by the Adviser to be comparable to securities rated below investment grade by S&P or Moody's. Such lower-quality, non-investment grade securities are commonly referred to as "junk bonds" and are regarded as being predominantly speculative and involve significant risks.

      Derivatives Risk. The Fund may enter into options and futures contracts on a variety of instruments and indexes and forward currency exchange contracts in order to protect against fluctuation in interest rates, foreign currency exchange risks and declines in the value of portfolio securities or increases in the costs of securities to be acquired. Additionally, the Fund may enter into options transactions on securities for purposes of increasing its investment returns. Each of these types of transactions involves special risks. See
"Investment Objective and Policies" and Appendix C to this Prospectus.

      Net Asset Value Discount. Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value will decrease. The Fund cannot predict whether its shares will trade at, above or below net asset value, and the shares of the Fund have traded at a discount for extended periods. Accordingly, the Common Stock of the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. See "Risk Factors and Special Considerations--Net Asset Value
Discount; Non-Diversification" and "Common Stock."

      Non-Diversification. The Fund is classified as a "non-diversified"
investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. However, the Fund intends to comply with the diversification requirements imposed by the U.S. Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.
See "Risk Factors and Special Considerations--Net Asset Value Discount;
Non-Diversification."

      Certain Provisions of the Articles of Incorporation. The Fund's Articles
of Incorporation contain certain anti-takeover provisions that may have the effect of inhibiting the Fund's possible conversion to open-end status and limiting the ability of other persons to acquire control of the Fund. In certain circumstances, these provisions might also inhibit the ability of stockholders to sell their shares at a premium over prevailing market prices. See "Risk
Factors and Special Considerations--Anti-Takeover Provisions" and "Common
Stock."

                                    FEE TABLE

      The following Fee Table is intended to assist prospective investors in understanding the costs and expenses that an investor in the Offer will bear directly or indirectly.

STOCKHOLDER TRANSACTION EXPENSES:
   Sales Load............................................................  None
   Expenses of the Offer (as a percentage of offering price) ............     %
   Dividend Reinvestment and Cash Purchase Plan Fees.....................  None
ANNUAL EXPENSES (as a percentage of net assets):
   Management Fees.......................................................     %
   Other Expenses (1)....................................................     %
   Total Annual Expenses.................................................     %
   Fee Waiver (2)........................................................     %
   Net Annual Expenses...................................................     %

                                                                        CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                                                                        --------------------------------------------
                              EXAMPLE                                   1 YEAR     3 YEARS      5 YEARS     10 YEARS
                                                                        ------     -------      -------     --------

An investor would pay the following expenses on a US$1,000
   investment, assuming a 5% annual return throughout the
   periods (3)                                                          US$         US$         US$          US$

(1)   Does not include expenses of the Fund incurred in connection with the
      Offer, estimated at US$   . However, these expenses will be borne by the
      holders of the shares of Common Stock of the Fund and result in a reduction of the net asset value of the shares of Common Stock.

(2)   The Adviser has voluntarily agreed to waive receipt of a portion of the administration fee so that the administration fee will not exceed 0.02435%
      of the Fund's average weekly net assets plus $24,000 per annum.

(3)   The Example reflects the expenses of the Fund incurred in connection with the Offer and assumes that all of the Rights are exercised.

      The Example set forth above assumes reinvestment of all dividends and
distributions at net asset value and an expense ratio of    %. The tables above
and the assumption in the Example of a 5% annual return are required by U.S.
Securities and Exchange Commission (the "SEC") regulations applicable to all investment companies. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF
PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN AND ACTUAL EXPENSES OR ANNUAL
RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE
EXAMPLE.

      The figures provided under "Other Expenses" are based on estimated amounts for the current fiscal year. See "Management of the Fund" for additional information.

                              FINANCIAL HIGHLIGHTS

      The table below sets forth selected data for a share of Common Stock outstanding for each period presented. The year end information contained in the
table for the six years ended December 31, 2005 has been audited by    , the
Fund's independent registered public accounting firm, has stated in its report which appears in the Fund's Annual Report to Stockholders as of December 31,
2005, and which [will be incorporated by reference] into this Prospectus. The year end information contained in the table for the periods ended prior to
December 31, 2000 has been audited by the Fund's previous accounting firm. This information should be read in conjunction with the Financial Statements and
Notes thereto which appear in the Annual Report and which [will also be incorporated by reference] into this Prospectus.

                                                                            FOR THE YEAR ENDED DECEMBER 31,

                                                                 2005        2004        2003         2002        2001

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year ........................   $   29.91   $   29.46    $   20.40    $  18.55    $  15.80
Net investment income (loss) ..............................       (0.32)      (0.10)t      (0.06)t     (0.15)t     (0.21)
Net realized and unrealized gain (loss) on investments ....        9.85        8.91        14.28        2.45        2.71
Total (loss) from investment operations ...................        9.53        8.81        14.22        2.30        2.50

Distributions from and/or Excess of:
     Net Investment Income ................................                      --           --          --          --
     Net realized gain ....................................      (10.54)      (8.39)       (5.19)      (0.58)         --
Total Distributions .......................................      (10.54)      (8.39)       (5.19)      (0.58)         --
Anti-Dilutive Effect of Share
     Repurchase Program ...................................          --        0.03         0.03        0.13         0.25
Net asset value, end of year ..............................   $   28.90   $   29.91    $   29.46    $  20.40    $   18.55
Per share market price, end of year .......................   $   34.59   $   27.63    $   25.49    $  17.17    $   15.93

TOTAL INVESTMENT RETURN

     Market Value .........................................       67.53%      43.21%       76.64%      11.17%      30.71%

     Net Asset Value(1) ...................................       29.25%      34.14%       71.84%      13.42%      17.41%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................   $ 103,627   $ 107,266    $ 106,244    $ 74,098    $ 70,465
Ratio of expenses to average net assets ...................        2.10%       1.92%        2.08%       2.22%       2.42%
Ratio of Net Investment Income (Loss) to Average Net Assets       (1.00)%     (0.30)%      (0.24)%     (0.70)%     (1.29)%
Portfolio turnover rate ...................................          94%        128%         159%        155%        150%
Ratios Before Expenses Waived by Administrator:
    Ratio of Expenses to Average Net Assets ...............        2.14%       19.3%       N/A         N/A         N/A
Ratio of Net Investment Income (Loss) to Average
    Net Assets ............................................       (1.04)%     (0.31)%      N/A         N/A         N/A

                                                                                                                PERIOD FROM
                                                                                                                 SEPTEMBER
                                                                                                                30, 1996* TO
                                                                                                                DECEMBER 31,
                                                                 2000        1999         1998        1997          1996

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year ........................   $   20.38   $   12.65    $   26.59    $  20.77    $      20.00
Net investment income (loss) ..............................       (0.32)      (0.34)       (0.17)      (0.38)           0.06
Net realized and unrealized gain (loss) on investments ....       (4.51)       7.91       (13.21)       9.88            0.78
Total (loss) from investment operations ...................       (4.83)       7.57       (13.38)       9.50            0.84

Distributions from and/or Excess of:
     Net Investment Income ................................          --          --           --          --           (0.07)
     Net realized gain ....................................          --          --        (0.67)      (3.68)             --
Total Distributions .......................................          --          --        (0.67)      (3.68)          (0.07)
Anti-Dilutive Effect of Share
     Repurchase Program ...................................        0.25        0.16         0.11          --              --
Net asset value, end of year ..............................   $   15.80   $   20.38    $   12.65    $  26.59    $      20.77
Per share market price, end of year .......................   $   12.19   $   16.88    $    9.81    $  23.88    $      18.00

TOTAL INVESTMENT RETURN

     Market Value .........................................       27.78%      71.98%      (57.34)%     53.53%          (9.72)%

     Net Asset Value(1) ...................................       22.47%      61.11%      (50.62)%     48.19%           4.18%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................   $  65,700   $  90,879    $  60,309    $133,071    $    103,945
Ratio of expenses to average net assets ...................        2.25%       2.51%        2.51%       2.50%           3.30%
Ratio of Net Investment Income (Loss) to Average Net Assets       (1.53)%     (2.25)%      (0.89)%     (1.27)%          1.15%
Portfolio turnover rate ...................................         123%        161%          96%         71%              2%
Ratios Before Expenses Waived by Administrator:
    Ratio of Expenses to Average Net Assets ...............      N/A           N/A         N/A         N/A           N/A
Ratio of Net Investment Income (Loss) to Average
    Net Assets ............................................      N/A           N/A         N/A         N/A           N/A

                                        8

(1)   Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

t     Per share amounts are based on average shares outstanding.

*     Commencement of Operations.

                                        9

                                    THE OFFER

TERMS OF THE OFFER

      The Fund is offering to its Record Date Stockholders non-transferable
Rights to subscribe for Shares of the Fund's Common Stock. Each Record Date
Stockholder will receive one Right for each whole share of Common Stock owned on the Record Date. Each Record Date Stockholder needs four Rights to purchase one
Share at the Subscription Price. The Fund will not issue fractional Shares upon the exercise of less than four Rights. The Rights entitle the holders thereof to acquire at the Subscription Price one Share for each four Rights held. The
Rights are evidenced by Subscription Certificates which will be mailed to Record
Date Stockholders, other than Foreign Record Date Stockholders. See "--Foreign
Stockholders." The Fund does not have the right to withdraw the Offer after the
Rights have been issued.

      Completed Subscription Certificates may be delivered to the Subscription
Agent at any time during the Subscription Period, which commences on    , 2006
and ends at 5:00 p.m., New York time, on    , 2006, unless extended by the Fund.
See "--Expiration of the Offer."

      Each Record Date Stockholder who fully exercises all Rights initially issued to him is entitled to subscribe for Shares which were not otherwise subscribed for by Record Date Stockholders in the Primary Subscription. If
enough Shares are available, all of these requests will be honored in full. If these requests for Shares exceed the Shares available, the Fund may determine after the expiration of the Offer, in the discretion of the Board of Directors, to issue additional Common Stock up to an amount equal to 25% of the Shares
available pursuant to the Offer (up to an additional     shares of Common Stock)
in order to cover these requests. Regardless of whether the Fund issues such additional Common Stock, to the extent Shares are not available to honor all requests, the available Shares will be allocated pro rata among those Record
Date Stockholders who over-subscribe based on the number of Rights originally issued to them by the Fund.

      Rights will be evidenced by Subscription Certificates and may be exercised by delivering to the Subscription Agent a completed Subscription Certificate, together with payment, either by means of a Notice of Guaranteed Delivery or a check. The method by which Rights may be exercised and Shares paid for is set forth below in "--Exercise of Rights" and "--Payment for Shares." An Exercising
Rights Holder will have no right to rescind a purchase after the Subscription
Agent has received a completed Subscription Certificate or Notice of Guaranteed
Delivery. See "--Payment for Shares" below.

      The Rights are non-transferable and, therefore, may not be purchased or sold. Rights not exercised will expire without residual value when the Offer expires. The Rights will not be listed for trading on the New York Stock
Exchange or any other securities exchange. However, the Shares to be issued pursuant to the Offer will be listed for trading on the New York Stock Exchange, subject to the New York Stock Exchange being officially notified of the issuance of those Shares.

      There is no minimum number of Rights which must be exercised in order for the Offer to close.

PURPOSE OF THE OFFER

      The Board of Directors of the Fund has determined that it is in the best interests of the Fund and its stockholders to increase the assets of the Fund available for investment so that the Fund will be in a better position to take full advantage of available investment opportunities. Without an infusion of additional capital, the Fund is limited in its ability to take advantage of new investment opportunities. The only practical means of increasing the Fund's assets available for investment other than through the Offer would be through the sale of portfolio securities, which could subject the Fund to certain adverse tax consequences under the Code. The Offer affords the Fund a means of increasing its assets available for investment without requiring the sale of portfolio securities. The Fund also believes that increasing the size of the
Fund would increase the liquidity of the Fund's shares of Common Stock and reduce the Fund's expenses as a proportion of average net assets. In addition, the Offer seeks to reward the Fund's stockholders by giving existing stockholders the right to purchase additional shares of Common Stock at a price that may be below market without incurring any direct transaction costs.

                                       10

      Prior to reaching this conclusion, the Fund's Board of Directors, in consultation with the Adviser and others, reviewed the structure, timing and terms of this offer, as well as its dilutive effect on both stockholders who exercise their rights and those who do not and other potentially adverse consequences resulting from the Offer. After careful consideration, the Board of
Directors voted unanimously to approve the terms of the Offer. However, there can be no assurance that the Offer will provide any of the benefits listed above.

      Morgan Stanley Investment Management Inc., as the adviser and administrator to the Fund, will benefit from the Offer because its fees as adviser and administrator are based on the average net assets of the Fund. It is not possible to state precisely the amount of additional compensation it will receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value. However, in the event that all the Rights are exercised in full and on the basis of an Estimated
Subscription Price of US$ per Share (the "Estimated Subscription Price"), the
Adviser and the Administrator would receive additional annual fees of approximately US$ and US$ , respectively, as a result of the increase in assets under management. See "Management of the Fund."

      The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares of Common
Stock and on terms which may or may not be similar to the Offer.

OVER-SUBSCRIPTION PRIVILEGE

      Shares not subscribed for in the Primary Subscription will be offered, by means of the Over-Subscription Privilege, to the Record Date Stockholders who
have exercised all exercisable Rights issued to them and who wish to acquire more than the number of Shares for which the rights issued to them are exercisable. If sufficient Shares are not available after completion of the
Primary Subscription to honor all over-subscription requests, the Fund may determine after the expiration of the Offer, in the discretion of the Board of
Directors, to issue additional Common Stock up to an amount equal to 25% of the
Shares available pursuant to the Offer (up to an additional     shares of Common
Stock) in order to cover the over-subscription requests. Regardless of whether the Fund issues such additional Shares, and to the extent shares of Common Stock are not available to honor all over-subscription requests, the available Shares will be allocated among those who over-subscribe so that the number of Shares issued to participating Record Date Stockholders will generally be in proportion to the number of Shares owned by such stockholders on the Record Date. The allocation process may involve a series of allocations in order to assure the total number of Shares available for over-subscription are distributed on a pro rata basis. The Fund will not offer or sell any Shares which are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege. For
a further description of how to exercise the Over-Subscription Privilege, see
"--Exercise of the Over-Subscription Privilege" below.

SUBSCRIPTION PRICE

      The Subscription Price for the Shares to be issued upon exercise of the
Rights will be [   % of the average of the last reported sales price per share of the Fund's Common Stock on the New York Stock Exchange on the date on which the Offer expires and the four preceding trading days, but in any case not less than the net asset value per share of the Fund's common stock at the close of trading on the New York Stock Exchange on the date on which the Offer expires].

      The Fund announced the Offer on March    , 2006. The net asset value per
share of Common Stock at the close of business on March    , 2006 and on    ,
2006 was US$   and US$   , respectively, and the last reported sale price of a
share of the Fund's Common Stock on the New York Stock Exchange on those dates
was US$    and US$   , respectively.

EXPIRATION OF THE OFFER

      The Offer will expire at 5:00 p.m., New York time, on    , 2006, unless
extended by the Fund (the "Expiration Date"). Rights will expire on the
Expiration Date and may not be exercised thereafter.

                                       11

SUBSCRIPTION AGENT

      The Subscription Agent is American Stock Transfer & Trust Company, which will receive for its administrative, processing, invoicing and other services as
subscription agent, a fee estimated to be US$      , as well as reimbursement
for all out-of-pocket expenses related to the Offer. Questions regarding the
Subscription Certificates should be directed to the Information Agent (telephone
(800) 868-1348); stockholders may also consult their brokers or nominees. Signed
Subscription Certificates should be sent by first class mail or overnight courier to American Stock Transfer & Trust Company, Operations Center, Attn:
Reorganization Department, 6201 15th Avenue, Brooklyn, New York 11219 or
delivered by hand to American Stock Transfer & Trust Company, Attn:
Reorganization Department, 59 Maiden Lane, New York, New York 10038.

INFORMATION AGENT

      Any questions or requests for assistance may be directed to the
Information Agent at its telephone number and address listed below:

                    GEORGESON SHAREHOLDER COMMUNICATIONS INC.
                           17 STATE STREET, 10TH FLOOR
                            NEW YORK, NEW YORK 10004
                            TOLL FREE: (800) 868-1348
                                       OR
                      FOR BANKS AND BROKERS: (212) 440-9800

      The Information Agent will receive a fee estimated to be US$      , as
well as reimbursement for all out-of-pocket expenses related to the Offer.

EXERCISE OF RIGHTS

      Rights may be exercised by filling in and signing the reverse side of the
Subscription Certificate which accompanies this Prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription
Certificate to the Subscription Agent, together with payment for the Shares as described below under "Payment for Shares." Alternatively, Rights may be exercised by having your bank, trust company or broker (if a member of the New
York Stock Exchange) complete and deliver to the Subscription Agent a Notice of
Guaranteed Delivery (see below under "Payment for Shares"). Completed
Subscription Certificates with payment for the Shares, or a completed Notice of
Guaranteed Delivery, must be received by the Subscription Agent prior to 5:00
p.m., New York time, on the Expiration Date at the offices of the Subscription
Agent at the address set forth above. Rights may also be exercised through an
Exercising Rights Holder's broker, who may charge such Exercising Rights Holder a servicing fee. An Exercising Rights Holder will have no right to rescind a purchase after the Subscription Agent has received a completed Subscription
Certificate or Notice of Guaranteed Delivery.

      Nominees who hold shares of Common Stock for the account of others, such as brokers, trustees or depositories for securities, should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment. In addition, beneficial owners of Common Stock or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with the beneficial owner's instructions.

EXERCISE OF THE OVER-SUBSCRIPTION PRIVILEGE

      Record Date Stockholders who fully exercise all Rights issued to them may participate in the Over-Subscription Privilege by indicating on their
Subscription Certificate the number of Shares they are willing to acquire pursuant thereto.

                                       12

      If sufficient Shares are not available after completion of the Primary
Subscription to honor all over-subscription requests, the Fund may determine after the expiration of the Offer, in the discretion of the Board of Directors, to issue up to an additional 25% of the Shares available pursuant to the Offer
(up to an additional     shares of Common Stock) in order to cover the
over-subscription requests. Regardless of whether the Fund issues such additional Shares, and to the extent Shares are not available to honor all over-subscription requests, the available Shares will be allocated among those who over-subscribe so that the number of Shares issued to participating Record
Date Stockholders will generally be in proportion to the number of Shares owned by such stockholders on the Record Date. The allocation process may involve a series of allocations in order to assure the total number of Shares available for over-subscription are distributed on a pro rata basis.

      Banks, broker-dealers, trustees and other nominee holders of rights will be required to certify to the Subscription Agent, before any Over-Subscription
Privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised pursuant to the Primary Subscription and the number of Shares subscribed for pursuant to the Over-Subscription
Privilege by such beneficial owner and that such beneficial owner's primary subscription was exercised in full.

PAYMENT FOR SHARES

      Exercising Rights Holders who acquire Shares pursuant to the Offer may choose between the following methods of payment:

            (1) An Exercising Rights Holder can send the Subscription
      Certificate, together with payment for the Shares acquired in the Primary
      Subscription and any additional Shares subscribed for pursuant to the
      Over-Subscription Privilege, based on the Estimated Subscription Price of
      US$    per Share, to the Subscription Agent. A subscription will be accepted when payment, together with the properly completed and executed
      Subscription Certificate, is received by the Subscription Agent at any of the addresses set forth above; such payment and Subscription Certificates to be received by the Subscription Agent no later than 5:00 p.m., New York time, on the Expiration Date. The Subscription Agent will deposit all checks received by it for the purchase of Shares into a segregated interest-bearing account of the Fund (the interest from which will belong to the Fund) pending proration and distribution of Shares. Payment pursuant to this method must be made in U.S. dollars by money order or check drawn on a bank located in the United States, payable to MORGAN
      STANLEY EASTERN EUROPE FUND, INC., and must accompany a properly completed and executed Subscription Certificate for such Subscription Certificate to be accepted and be received by 5:00 p.m. on the Expiration Date.

            (2) Alternatively, a subscription will be accepted by the
      Subscription Agent if, prior to 5:00 p.m., New York time, on the
      Expiration Date, the Subscription Agent has received a Notice of
      Guaranteed Delivery by facsimile (telecopy) or otherwise from a bank, a trust company or a New York Stock Exchange member guaranteeing delivery of
      (i) payment of the full Estimated Subscription Price for the Shares subscribed for in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege, and (ii) a properly completed and executed Subscription Certificate. The Subscription
      Agent will not honor a Notice of Guaranteed Delivery unless a properly completed and executed Subscription Certificate and full payment for the
      Shares is received by the Subscription Agent by the close of business on the third Business Day after the Expiration Date (the "Protect Period").

      Within five business days following the Subscription Period (the
"Confirmation Date"), the Subscription Agent will send to each Exercising Rights
Holder (or, if the Common Stock is held by Cede & Co. or any other depository or nominee, to Cede & Co. or such other depository or nominee), a confirmation. The confirmation will indicate (i) the number of Shares acquired in the Primary
Subscription, (ii) the number of Shares, if any, acquired pursuant to the
Over-Subscription Privilege, (iii) the Subscription Price per share and total purchase price of the Shares and (iv) any additional amount payable by such
Exercising Rights Holder to the Fund or any amount to be refunded by the Fund to such stockholder, in each case based on the Subscription Price. Where an
Exercising Rights Holder that is owed a refund in connection with the Primary
Subscription exercises his Right to acquire Shares pursuant to the
Over-Subscription Privilege, such excess payment that would otherwise be refunded to the Record Date Stockholder will, if necessary, be applied by the
Fund toward payment for Shares acquired pursuant to the

                                       13

exercise of the Over-Subscription Privilege. Any additional payment required from an Exercising Rights Holder must be received by the Subscription Agent by
   , 2006 (the "Final Payment Date"), unless the Offer is extended. Any excess payment to be refunded by the Fund to a Record Date Stockholder will be mailed by the Subscription Agent to such Record Date Stockholder as promptly as possible. All payments by a Record Date Stockholder must be in U.S. dollars by money order or check drawn on a bank or branch located in the United States and payable to "MORGAN STANLEY EASTERN EUROPE FUND, INC."

      The Subscription Agent will deposit all checks received by it prior to the
Final Payment Date into a segregated interest-bearing account (which interest will inure to the benefit of the Fund) pending proration and distribution of the
Shares. An Exercising Rights Holder will have no right to rescind a purchase after the Subscription Agent has received a completed Subscription Certificate or a Notice of Guaranteed Delivery.

      WHICHEVER OF THE TWO METHODS DESCRIBED ABOVE IS USED, ISSUANCE OF THE
SHARES PURCHASED IS SUBJECT TO COLLECTION OF CHECKS AND ACTUAL PAYMENT. IF A
HOLDER OF RIGHTS WHO SUBSCRIBES FOR SHARES PURSUANT TO THE PRIMARY SUBSCRIPTION
OR OVER-SUBSCRIPTION PRIVILEGE DOES NOT MAKE PAYMENT OF ANY AMOUNTS DUE, THE
FUND AND THE SUBSCRIPTION AGENT RESERVE THE RIGHT TO TAKE ANY OR ALL OF THE
FOLLOWING ACTIONS: (I) FIND OTHER STOCKHOLDERS OR RIGHTS HOLDERS FOR SUCH
SUBSCRIBED AND UNPAID FOR SHARES; (II) APPLY ANY PAYMENT ACTUALLY RECEIVED BY IT
TOWARD THE PURCHASE OF THE GREATEST WHOLE NUMBER OF SHARES WHICH COULD BE
ACQUIRED BY SUCH HOLDER UPON EXERCISE OF THE PRIMARY SUBSCRIPTION AND/OR
OVER-SUBSCRIPTION PRIVILEGE; AND/OR (III) EXERCISE ANY AND ALL OTHER RIGHTS OR
REMEDIES TO WHICH THE FUND MAY BE ENTITLED, INCLUDING, WITHOUT LIMITATION, THE
RIGHT TO SET OFF AGAINST PAYMENTS ACTUALLY RECEIVED BY IT WITH RESPECT TO SUCH
SUBSCRIBED SHARES.

      The method of delivery of Subscription Certificates and payment of the
Estimated Subscription Price to the Fund will be at the election and risk of the
Exercising Rights Holders, but if sent by mail it is recommended that such certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and clearance of payment prior to 5:00
p.m., New York time, on the Expiration Date. BECAUSE UNCERTIFIED PERSONAL CHECKS
MAY TAKE FIVE BUSINESS DAYS TO CLEAR, IF YOU PLAN TO PAY BY PERSONAL CHECK YOU
ARE STRONGLY URGED TO RETURN YOUR SUBSCRIPTION CERTIFICATE AND PAYMENT AT LEAST
FIVE BUSINESS DAYS PRIOR TO THE EXPIRATION DATE.

      All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right.
Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. The Fund will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription
Certificates or incur any liability for failure to give such notification.

DELIVERY OF SHARE CERTIFICATES

      Certificates representing Shares purchased pursuant to the Primary
Subscription will be delivered to Exercising Rights Holders as soon as practicable after the corresponding Rights have been validly exercised and full payment for such Shares has been received and cleared. Certificates representing
Shares purchased pursuant to the Over-Subscription Privilege will be mailed as soon as practicable after full payment for such Shares has been received and cleared and after all allocations have been effected. Participants in the Fund's
Dividend Reinvestment Plan will have any Shares acquired in the Primary
Subscription and pursuant to the Over-Subscription Privilege credited to their accounts under the Dividend Reinvestment Plan. Participants in the Fund's
Dividend Reinvestment Plan wishing to exercise Rights issued with respect to the
Shares held in their accounts under the Dividend Reinvestment Plan must exercise such rights in accordance with the procedures set forth above. Record Date
Stockholders whose Shares are held by Cede & Co. or by any other depository or nominee on their behalf or their broker-dealer's behalf will have any Shares acquired in the Primary Subscription credited to the account of Cede & Co. or such other depository or nominee. Shares acquired pursuant to the
Over-Subscription Privilege will be certificated, and certificates representing such Shares will be sent directly to Cede & Co. or such other depository or nominee. Share certificates will not be issued for Shares credited to Dividend
Reinvestment Plan accounts. If a

                                       14

Record Date Stockholder holds Shares in the Fund in more than one account, each account will be treated as a separate holder for purposes of the Offer.

FOREIGN STOCKHOLDERS

      Subscription Certificates will not be mailed to Foreign Record Date
Stockholders. The Rights to which such Subscription Certificates relate will be held by the Fund for such Foreign Record Date Stockholders' accounts until instructions are received to exercise the Rights. If no instructions have been received by the Expiration Date, the Rights will expire.

U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE OFFER

      The U.S. federal income tax consequences to holders of Common Stock with respect to the Offer will be as follows:

      1.    The distribution of Rights to Record Date Stockholders will not result in taxable income to such holders nor will such holders realize taxable income as a result of the exercise of the Rights.

      2.    The basis of a Right will be (a) to a holder of Common Stock to whom it is issued and who exercises the Right (i) if the fair market value of the
Right immediately after issuance is less than 15% of the fair market value of the Common Stock with regard to which it is issued, zero (unless the holder elects, by filing a statement with his timely filed federal income tax return for the year in which the Rights are received, to allocate the basis of the
Common Stock between the Right and the Common Stock based on their respective fair market values immediately after the Right is issued), and (ii) if the fair market value of the Right immediately after issuance is 15% or more of the fair market value of the Common Stock with regard to which it is issued, a portion of the basis in the Common Stock based upon their respective fair market values immediately after the Right is issued; and (b) to a holder of Common Stock to whom it is issued and who allows the Right to expire, zero.

      3.    If the Right is exercised by the Record Date Stockholder, the basis of the Common Stock received will include the basis allocated to the Right, if any, and the amount paid upon exercise of the Right.

      4.    If the Right is exercised, the holding period of the Common Stock acquired begins on the date the Right is exercised.

      The Fund is required to withhold and remit to the U.S. Treasury 28% of reportable payments paid on an amount if the holder of the account provides the
Fund with either an incorrect taxpayer identification number or no number at all or fails to certify that he is not subject to such withholding. The 28%
withholding tax is not an additional tax. Any amount withheld may be credited against the holder's U.S. federal income tax liability.

      The foregoing is only a summary of the applicable U.S. federal income tax laws and does not include any state or local tax consequences of the Offer.
Exercising Rights Holders should consult their own tax advisers concerning the tax consequences of this transaction. See "Taxation."

EMPLOYEE PLAN CONSIDERATIONS

      Stockholders that are employee benefit plans subject to the Employee
Retirement Income Security Act of 1974, as amended ("ERISA") (including corporate savings and 401(k) plans), Keogh plans of self-employed individuals,
Individual Retirement Accounts and other plans eligible for special tax treatment under the Code (collectively, "Plans"), should be aware that additional contributions of cash to the Plan (other than rollover contributions or trustee-to-trustee transfers from other Plans) in order to exercise Rights would be treated as Plan contributions and, when taken together with contributions previously made, may subject a Plan to excise taxes for excess or nondeductible contributions. In the case of Plans qualified under Section 401(a)
of the Code and certain other plans, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. Furthermore, it may be a reportable distribution and there may be other adverse tax consequences if Rights are sold or transferred by a Plan to another account. Plans contemplating

                                       15

making additional cash contributions to exercise Rights should consult with their counsel prior to receiving or using such contributions.

      Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income under
Section 511 of the Code. If any portion of an IRA is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

      ERISA contains fiduciary responsibility requirements, and ERISA and the
Code contain prohibited transaction rules, that may impact the exercise or transfer of Rights. Due to the complexity of these rules and the penalties for non-compliance, Plans should consult with their counsel regarding the consequences of their exercise or transfer of Rights under ERISA and the Code.

NOTICE OF NET ASSET VALUE DECLINE

      The Fund has, as required by the SEC's registration form, undertaken to
suspend the Offer until it amends this Prospectus if, subsequent to    , 2006
(the effective date of the Fund's Registration Statement), the Fund's net asset value declines more than 10% from its net asset value as of that date.

                                    THE FUND

      Morgan Stanley Eastern Europe Fund, Inc., incorporated in Maryland on
February 3, 1994, is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities of Eastern European country issuers and in
Sovereign Debt. It is the policy of the Fund, under normal market conditions, to invest substantially all, but not less than 80%, of its assets in (i) equity securities of Eastern European country issuers and in (ii) debt securities issued or guaranteed by Eastern European country governments or governmental entities ("Sovereign Debt"). For purposes of this policy, "equity securities of
Eastern European country issuers" means: equity securities (A) of companies organized in, or for which the principal trading market is in, an Eastern
European country, (B) denominated in the currency of an Eastern European country and issued by companies to finance operations in an Eastern European country and
(C) of companies that alone or on a consolidated basis derive 50% or more of their revenues primarily from either goods produced, sales made or services performed in an Eastern European country. Currently, the Fund relies solely on the factors set forth in (A) and (C) when investing in equity securities of
Eastern European country issuers and intends to continue to do so in the future.
For purposes of this policy and in this prospectus, "Eastern European countries"
include Albania, Belarus, People's Republic of Bulgaria, Croatia, Czech
Republic, Estonia, Republic of Hungary, Latvia, Lithuania, Macedonia, Moldova,
Montenegro, Republic of Poland, Romania, Russian Federation, Serbia, Slovakia,
Slovenia and Ukraine. The amount invested in any one Eastern European country will vary depending on market conditions. The Fund is not limited in the percentage of its assets that may be invested in any one country and it is anticipated that, from time to time, the fund may have a significant portion of its assets invested in securities of Russian issuers. There can be no assurance that the Fund's investment objective will be achieved. The Fund permits investors to gain exposure to securities markets of Eastern European countries that many investors would have difficulty investing in directly. Due to the risks inherent in international investments generally and Eastern European country issuers in particular, the Fund should be considered as a vehicle for investing a portion of an investor's assets in foreign securities markets and not as a complete investment program. See "Investment Objective and Policies"
and "Risk Factors and Special Considerations."

      The Fund's holdings of equity securities consist primarily of listed equity securities; however, the Fund may invest up to 35% of its total assets in unlisted equity securities of Eastern European country issuers to the extent permitted by any local investment restrictions, including investments in new and early stage companies.

      The Fund may also invest a portion of its assets in (i) debt securities of corporate Eastern European country issuers, (ii) equity or debt securities of corporate or governmental issuers located in countries other than Eastern
European countries and (iii) short-term and medium-term debt securities of the type described below under

                                       16

"Investment Objective and Policies--Temporary Investments." The Fund may invest up to 50% of its total assets in debt securities, including Sovereign Debt, that are rated below investment grade by S&P or Moody's or, if unrated, are determined by the Adviser to be comparable to securities rated below investment grade by S&P or Moody's. Such lower-quality, non-investment grade securities are commonly referred to as "junk bonds" and are regarded as being predominantly speculative and involve significant risks. See "Investment Objective and
Policies" and "Risk Factors and Special Considerations."

      Most Eastern European countries, have had centrally planned economies which were primarily influenced by socialist or communist political philosophies and were characterized by nationalized industries, fixed prices and limited external trade. Over the past several years, however, most of these countries have undertaken political and economic reforms, founded upon an ideological shift from socialism or communism to capitalism. The reforms have had the effect, with varying degrees of success, of creating market-driven economies and have made foreign investments in these countries possible. The Adviser believes that current conditions in most Eastern European countries, including, among other things, established infrastructures, technical expertise and significant natural resources, will result in a significant level of economic activity, offering the potential for long-term capital appreciation from investment in equity securities of Eastern European country issuers and Sovereign Debt.

      The Fund currently has 3,638,680 shares of Common Stock outstanding, which are listed and traded on the New York Stock Exchange under the symbol "RNE." See
"Common Stock." As of    , 2006, the net assets of the Fund were US$   . The
Fund's principal office is located at 1221 Avenue of the Americas, New York, New
York 10020 and its telephone number is (800) 221-6726.

                                 USE OF PROCEEDS

      The net proceeds of the Offer, assuming that all Shares offered are
subscribed for, are estimated to be approximately $    (approximately $    if
the Board of Directors decides to authorize the full over-subscription), after deducting offering expenses payable by the Fund estimated to be approximately
US$   . The Fund anticipates that investment of the net proceeds of the Offer in accordance with the Fund's investment goal and policies may take up to [six months] from their receipt by the Fund, depending on market conditions and the availability of appropriate securities. The Fund may require up to [six months]
due to the Fund's need to invest substantially all of its assets in the securities of issuers organized under the laws of foreign jurisdictions.

                        INVESTMENT OBJECTIVE AND POLICIES

      The investment objective of the Fund is long-term capital appreciation.
The Fund seeks to achieve its objective by investing primarily in (i) equity securities (A) of companies organized in, or for which the principal trading market is in, an Eastern European country, (B) denominated in the currency of an
Eastern European country and issued by companies to finance operations in an
Eastern European country and (C) of companies that alone or on a consolidated basis derive 50% or more of their revenues primarily from either goods produced, sales made or services performed in an Eastern European country and (ii)
Sovereign Debt. Currently, the Fund relies solely on the factors set forth in
(A) and (C) when investing in equity securities of Eastern European country issuers and intends to continue to do so in the future. Income is not a consideration in selecting investments or an investment objective. The Fund's investment objective is a fundamental policy which may not be changed without the approval of a majority of the Fund's outstanding voting securities. As used herein, a "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50%
of the outstanding shares are represented and (ii) more than 50% of the outstanding shares. There is no assurance the Fund will be able to achieve its investment objective.

      Under normal market conditions, substantially all, but not less than 80%, of the Fund's total assets will be invested in (i) equity securities of Eastern
European country issuers and (ii) Sovereign Debt. Equity securities are defined as common or preferred stock (including convertible preferred stock), bonds, notes and debentures convertible into common or preferred stock, stock purchase warrants and rights, swap agreements, equity interests in trusts and partnerships and American, European, Global or other types of Depositary
Receipts. This policy may be changed without stockholder approval; however, you would be notified in writing at least 60 days' prior to the implementation of any changes.

                                       17

      The Fund's definition of "Eastern European country issuers" includes companies that may have characteristics and business relationships common to companies in other geographical regions. As a result, the value of the securities of such companies may reflect economic and market forces applicable to such other regions, as well as in the Eastern European countries. The Fund believes, however, that investment in such companies will be appropriate because the Fund will invest only in those companies which, in its view, have sufficiently strong exposure to economic and market forces in Eastern European countries such that their value will tend to reflect developments in Eastern
European countries to a greater extent than developments in other regions.

       As opportunities develop with respect to the portion of the Fund's assets not invested in Eastern European country issuers, the Fund may invest in issuers that are not Eastern European country issuers as set forth above and in
Sovereign Debt, including in particular issuers located in former Soviet
Republics that are not Eastern European countries (such as Armenia, Azerbaijan,
Georgia, Kazakhstan, Kyrgyzstan, Tajikistan, Turkmenistan and Uzbekistan). The
Fund intends to invest in equity securities of Eastern European country issuers and Sovereign Debt as appropriate opportunities arise. The amount invested in any one Eastern European country will vary depending on market conditions. The
Fund is not limited in the percentage of its assets that may be invested in any one country and it is anticipated that, from time to time, the Fund may have a significant portion of its assets invested in securities of Russian issuers.

      The Fund intends to purchase and hold securities for long-term capital appreciation and does not expect to trade for short-term gain. Accordingly, it is anticipated that the annual portfolio turnover rate normally will not exceed
75%, although in any particular year, market conditions could result in portfolio activity at a greater or lesser rate than anticipated. The portfolio turnover rate for a year is calculated by dividing the lesser of sales or purchases of portfolio securities during that year by the average monthly value of the Fund's portfolio securities, excluding money market instruments. The rate of portfolio turnover will not be a limiting factor when the Fund deems it appropriate to purchase or sell securities for the Fund. However, the U.S.
federal tax requirement that the Fund derive less than 30% of its gross income from the sale or disposition of securities held less than three months may limit the Fund's ability to dispose of its securities. See "Taxation -- U.S. Federal
Income Taxes."

TYPES OF INVESTMENTS

      The Fund will invest primarily in equity securities of Eastern European country issuers and Sovereign Debt traded both in the securities markets of
Eastern European countries and in securities markets outside of Eastern European countries. Subject to obtaining any necessary local regulatory approvals and certain other restrictions, the Fund may invest through investment funds, pooled accounts or other investment vehicles designed to permit investment in a portfolio of stocks listed in a particular developing country or region. This could occur, for example, if a country requires foreign portfolio investment to be made through an investment vehicle.

      To the extent that the Fund's assets are not invested in equity securities of Eastern European country issuers or in Sovereign Debt, the remainder of the assets may be invested in (i) debt securities of corporate Eastern European country issuers, (ii) equity or debt securities of corporate or governmental issuers located in countries other than Eastern European countries and (iii)
short-term and medium-term debt securities of the type described below under
"Temporary Investments." The Fund's assets may be invested in debt securities when the Fund believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such debt securities offer opportunities for long-term capital appreciation. It is likely that many of the debt securities in which the Fund will invest will be unrated. The Fund may invest up to 50% of its total assets in debt securities, including Sovereign Debt, that are rated below investment grade by S&P or Moody's or if unrated, are determined by Adviser to be comparable to securities rated below investment grade by S&P or Moody's. Such lower-quality, non-investment grade securities are commonly referred to as "junk bonds" and are regarded as being predominantly speculative and involve significant risks.

      It is anticipated that the Fund's holdings of lower-quality debt securities will consist predominantly of Sovereign Debt, some of which may trade at substantial discounts from face value and which may include Sovereign Debt comparable to securities rated as low as D by S&P or C by Moody's. The Fund may invest in Sovereign Debt to hold and trade in appropriate circumstances. The
Fund will only invest in Sovereign Debt when the Fund believes such investments offer opportunities for long-term capital appreciation. Investment in Sovereign
Debt involves a high degree of risk and such securities are generally considered to be speculative in nature. For a discussion of the specific risks associated with investments in lower-quality securities, generally, and Sovereign Debt, specifically, see "Risk Factors and Special Considerations -- Investments in
Lower-Quality Securities."

                                       18

      The Fund may invest indirectly in securities of Eastern European country issuers through sponsored or unsponsored American Depositary Receipts ("ADRs"),
European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and
other types of Depositary Receipts (collectively, hereinafter referred to as
"Depositary Receipts"). Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary
Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a
U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Fund's investment policies, the Fund's investments in ADRs,
EDRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities.

      The Fund may also invest through debt-equity conversion funds established to exchange foreign debt of countries whose principal repayments are in arrears into a portfolio of listed and unlisted equities, subject to certain repatriation restrictions.

      For temporary defensive purposes, the Fund may invest less than 80% of its total assets in equity securities of Eastern European country issuers and
Sovereign Debt, in which case the Fund may invest in other equity or debt securities or may invest in debt securities of the kind described under
"Temporary Investments" below.

NON-PUBLICLY TRADED SECURITIES

      Securities in which the Fund may invest include equity securities purchased directly from issuers or in the unregulated over-the-counter markets or other unlisted securities markets which may involve a high degree of business and financial risk. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities.
Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.
Further, issuers whose securities are not listed may not be subject to the disclosure and other investor protection requirements which may be applicable if their securities were listed. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the
Fund may be required to bear the expenses of registration. The Fund does not intend to invest more than 35% of its total assets in unlisted securities.

TEMPORARY INVESTMENTS

      During periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, the Fund may for temporary defensive purposes reduce its holdings in equity and other securities and invest in certain short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash. The short-term and medium-term debt securities in which the Fund may invest consist of (a) obligations of the governments of the United States or Eastern European countries, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers'
acceptances) of U.S. or Eastern European country banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of
U.S. or Eastern European country corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities. The Fund intends to invest for temporary defensive purposes only in short-term and medium-term debt securities that are rated A or better by S&P or Moody's or, if unrated, that the Adviser believes to be of comparable quality, i.e., subject to relatively low risk of loss of interest or principal. The Fund may invest more than 20% and possibly up to 100% of its assets in temporary investments for temporary defensive purposes, including due to political, market or other factors affecting markets in Eastern European countries.

                                       19

      Repurchase agreements with respect to the securities described in the preceding paragraph are contracts under which a buyer of a security simultaneously commits to resell the security to the seller at an agreed upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Adviser monitors the values of such securities daily to determine that the values equal or exceed the repurchase price including accrued interest. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

      The use of repurchase agreements involves certain risks not associated with direct investment in securities. For example, if the seller of securities under an agreement defaults on its obligation to repurchase the underlying securities at the agreed upon repurchase price at a time when the value of these securities has declined, the Fund may incur a loss upon their disposition. If such a defaulting seller were to become insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, disposition of the underlying securities could involve certain costs or delays pending court action. Finally, it is not certain whether the Fund would be entitled, as against a claim of the seller or its receiver, trustee in bankruptcy or creditors, to retain the underlying securities. While the Adviser acknowledges these risks, it is expected that they can be controlled by limiting the institutions with which the Fund will enter into repurchase agreements and by monitoring the creditworthiness of such institutions by the Adviser.

FOREIGN CURRENCY HEDGING TRANSACTIONS; OPTIONS AND FUTURES CONTRACTS

      In order to hedge against foreign currency exchange rate risks, the Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts and may purchase and write (sell) put and call options on foreign currency and on foreign currency futures contracts. The Fund may also seek to hedge against interest rate fluctuations affecting portfolio securities by entering into interest rate futures contracts and options thereon.

      The Fund may seek to increase its return or hedge all or a portion of its portfolio investments through transactions in options on securities. In addition, the Fund may seek to hedge all or a portion of the investments held by it, or which it intends to acquire, against adverse market fluctuations by entering into stock index futures contracts and options thereon.

      The Commodity Futures Trading Commission recently eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the
Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (the "CEA"). Therefore, it is not
subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund's Prospectus.

      The Fund will only engage in transactions in options and futures which are traded on a recognized securities or futures exchange, including non-U.S.
exchanges to the extent permitted by the CFTC. Moreover, when the Fund purchases a futures contract or a call option thereon or writes a put option thereon, an amount of cash or liquid securities will be deposited in a segregated account with the Fund's custodian in accordance with the regulations of the U.S.
Securities and Exchange Commission.

      For a description of each of the instruments referred to above and an explanation of certain of the associated risks, limitations on use and possible strategies the Fund may utilize in connection therewith, see Appendix B.

SWAPS

      The Fund may enter into swaps and options on swaps related to the equity and fixed income markets in which the Fund may invest. Swaps are agreements to exchange cash flows based on a notional principal amount.

                                       20

The Fund's use of swaps is subject to segregation and cover requirements which are similar to those to which it is subject upon writing uncovered options.

      The Fund may enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment date. The Fund will not enter into any swap transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.

LENDING OF PORTFOLIO SECURITIES

      The Fund may from time to time lend securities (but not in excess of 33
1/3% of its total assets) from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or securities believed by the
Adviser to be equivalent to securities rated investment grade by S&P or Moody's which, while the loan is outstanding, will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including any accrued interest or dividend receivable. Any cash collateral received by the Fund will be invested in short-term securities, the income from which will increase the return to the Fund. The Fund will retain all rights of beneficial ownership as to the loaned portfolio securities, including voting rights and rights to interest or other distributions, and will have the right to regain record ownership of loaned securities to exercise such beneficial rights. Such loans will be terminable at any time. The Fund may pay finders', administrative and custodial fees to persons unaffiliated with the
Fund in connection with the arranging of such loans.

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

      You should carefully consider the risks and other information contained in this Prospectus before you decide to participate in the Offer. The risks described below are not the only risks facing the Fund. Additional risks and uncertainties may also adversely affect and impair the Fund. Investors should also recognize that investing in securities of Eastern European country issuers involves certain special considerations and risk factors, including those set forth below, which are not typically associated with investing in securities of
U.S. issuers. See generally "Appendix A: Eastern European Countries" for further information on investing in securities of Eastern European country issuers.

RISKS RELATED TO THE OFFER

      Record Date Stockholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund then would otherwise be the case and may also incur dilution of ownership and voting, as well as dilution of their share of any distributions made by the Fund, as a result of the Offer. This dilution may occur because a stockholder could own a smaller interest in the Fund after the
Offer than he owned prior to the Offer. In addition, if a stockholder does not submit a subscription request pursuant to the Over-Subscription Privilege, he may also experience dilution of ownership and voting, as well as dilution of his share of any distributions made by the Fund, if the Fund offers additional shares for subscription.

MARKET RISK

      Stockholders may lose money by investing in the Fund, and it is possible that they may lose their entire investment. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the U.S. Federal Deposit
Insurance Corporation or any other governmental agency.

      As an investment company that holds primarily equity securities, the
Fund's portfolio is subject to the possibility that equity security prices will decline over short or even extended periods. The Fund may remain substantially fully invested during periods when equity prices generally rise and also during periods when they generally decline. Moreover, as a holder of a company's common stock, the Fund's rights to the assets of the

                                       21

companies in which it invests will be subordinated to such company's holders of preferred stock and debt in the event of a bankruptcy, liquidation or similar proceeding. Accordingly, if such an event were to occur to such a company in which the Fund invests, the Fund would be entitled to such a company's assets only after such company's preferred stockholders and debt holders have been paid. Risks are inherent in investments in equities, and Fund stockholders should be able to tolerate significant fluctuations in the value of their investment in the Fund.

      The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Fund a complete investment program.

MARKET CHARACTERISTICS

      The securities markets of Eastern European countries have substantially less market capitalization and trading volume than the securities markets of the
United States, Japan and Western Europe. Further, securities of Eastern European country issuers are generally less liquid and more volatile than securities of comparable U.S. issuers. Accordingly, these securities markets may be subject to greater influence by adverse events generally affecting these markets, and by large investors trading significant blocks of securities or by larger dispositions than is the case in the United States. The limited liquidity of some of these markets may affect the Fund's ability to acquire or dispose of securities at a price and time that it wishes to do so. In the securities markets of most Eastern European countries, a few large companies account for a substantial portion of such markets' total capitalization.

      The securities markets of Eastern European countries are not as highly regulated and supervised as U.S. securities markets. Consequently, the prices at which the Fund may acquire investments may be affected by trading on material non-public information and securities transactions by brokers in anticipation of transactions by the Fund. Commissions and other transaction costs on certain
Eastern European country securities exchanges are generally higher than in the
United States, and securities settlements in such exchanges may in some instances be subject to delays and related administrative costs. In addition, securities traded in certain Eastern European countries may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology, the lack of a sufficient capital base to expand business operations and the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices for securities in such markets.

      At present, custody arrangements complying with the requirements of the
U.S. Securities and Exchange Commission are already available in Russia, the
Czech Republic, Poland, Hungary, Estonia and Slovakia. The Fund expects that steps will be taken to permit the establishment of appropriate custody arrangements in a number of additional Eastern European countries, although there can be no assurance as to when or if those arrangements will occur. Since the Fund will not invest in a market unless adequate custodial arrangements are available, the range of Eastern European countries in which the Fund may currently invest is limited. In addition, the governments of certain Eastern
European countries may require that a governmental or quasi-governmental authority act as custodian of the Fund's assets invested in such countries.
These authorities may not be qualified to act as foreign custodians under the
1940 Act and, as a result, the Fund would not be able to invest in these countries in the absence of exemptive relief from the Commission. In addition, the risk of loss through government confiscation may be increased in such countries.

      Issuers in Eastern European countries are subject to accounting, auditing and financial standards and requirements that may differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an Eastern European country issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. There is substantially less publicly available information about Eastern European country issuers than there is about U.S. issuers.

      Legal principles relating to corporate affairs and the validity of corporate procedures, directors' fiduciary duties and liabilities and stockholders' rights may differ from those that may apply in other jurisdictions. Stockholders' rights under the laws of Eastern European countries may not be as extensive as those that exist under the laws of the United States.
The Fund may therefore have more difficulty asserting its rights as a stockholder of an Eastern European company in which it invests than it would as a stockholder of a comparable U.S. company.

                                       22

FOREIGN INVESTMENT AND REPATRIATION RESTRICTIONS; EXCHANGE CONTROLS

      Some Eastern European countries prohibit certain kinds of investment or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. For example, certain countries require governmental approval prior to investment by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, certain national policies of certain Eastern European countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. Some countries require governmental registration or approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments or by withholding taxes imposed by Eastern European countries on interest or dividends paid on securities held by the Fund or gains from the disposition of such securities. If for any reason the Fund was unable, through borrowing or otherwise, to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes) within applicable time periods, the Fund would cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Code. See "Taxation."

      In addition, in Eastern European countries that currently restrict direct foreign investment in the securities of companies listed and traded on the stock exchanges in those countries, indirect foreign investment may still be possible through investment funds which have been specially authorized. The Fund may invest in such investment funds, subject to the provisions of the 1940 Act as discussed below under "Investment Restrictions." If the Fund invests in such investment funds, the Fund's stockholders may bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but may also bear indirectly similar expenses of the underlying investment funds. See also "Taxation -- U.S. Federal Income Taxes -- Passive
Foreign Investment Companies."

CORPORATE DISCLOSURE, GOVERNANCE AND REGULATORY REQUIREMENTS

      There is less regulation and monitoring of Eastern European securities markets and the activities of investors, brokers and other participants than in the United States. Moreover, issuers of securities in Eastern Europe countries are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the timely disclosure of information. There is also less publicly available information about Eastern European companies than U.S. companies. See "Appendix A: Eastern European Countries."

      Legal principles relating to corporate affairs and the validity of corporate procedures, directors' fiduciary duties and liabilities and stockholders' rights may differ from those that may apply in other jurisdictions. Stockholders' rights under the laws of Eastern European countries may not be as extensive as those that exist under the laws of the United States.
The Fund may therefore have more difficulty asserting its rights as a stockholder of an Eastern European company in which it invests than it would as a stockholder of a comparable U.S. company.

POLITICAL, ECONOMIC, SOCIAL AND OTHER FACTORS

      The value of the Fund's assets may be adversely affected by political, economic, social and other factors, changes in the laws or regulations of
Eastern European countries and the status of Eastern European countries'
relations with other countries. In addition, the economies of individual Eastern
European countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, as the case may be, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of
Eastern European countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. Business entities in Eastern European countries have only a limited history of operating in a market-oriented economy, and the ultimate impact of such Eastern European

                                       23

countries' attempts to move toward more market-oriented economies is currently unclear. The social and economic difficulties resulting from local corruption and crime could adversely affect the value of the Fund's investments. Finally, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, social instability or diplomatic developments could adversely affect the economy of an Eastern European country or the Fund's investments in such country.

      The Fund seeks investment opportunities in Russia, the other former Soviet
Republics and in other countries in Central and Eastern Europe. Investing in these countries involves significant economic and political risk. For example, most of these countries had centrally planned, socialist economies from shortly after World War II until the last ten years or less. The governments of these countries currently are implementing or considering reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a more market-oriented economy. These reforms have met with resistance, in some instances, and have prompted certain political parties to advocate the return to a centrally planned economy. There can be no assurance that these reforms will continue or, if continued, will achieve their goals. Despite the implementation of privatization programs by Eastern European countries, the governments of Eastern European countries have exercised and continue to exercise significant influence over many aspects of the local economies, and the number of public sector enterprises in the Eastern European countries is substantial. New governments and new economic policies may have an unpredictable impact on the economies of the
Eastern European countries. Future actions by the government of an Eastern
European country could have a significant effect on the local economy, which could affect private sector companies, market conditions and prices and yields of securities in the Fund's portfolio.

      In addition, upon the accession to power of Communist regimes, the governments of a number of Eastern European countries expropriated a large amount of private property. The claims of many property owners against those governments were never settled and any future settlements could have an adverse effect on the value of certain investments in the Fund's portfolio. There can also be no assurance that the Fund's investments in these countries would not be expropriated, nationalized or otherwise confiscated. In the event of the settlement of any such claims or such expropriation, nationalization or other confiscation, the Fund could lose its entire investment in the country involved.
In addition, any change in the leadership or policies of Eastern European countries could halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

      In addition, it may be difficult and more costly to obtain and enforce a judgment in courts in Eastern European countries, including in a case where there is a default with respect to the security of an Eastern European country issuer or with respect to any other claim that the Fund may have against an issuer or its directors and officers. As a result, even if the Fund initiates a suit against the issuer in a U.S. court, it may not be possible for the Fund to effect service of process in an Eastern European country.

ABSENCE OF DEVELOPED LEGAL STRUCTURES

      In the years since the fall of Communism, the Eastern European countries have been developing a body of securities and tax laws and laws governing corporations and other business entities. Legal structures governing private and foreign investment and private property, where they have been implemented, are relatively new. Laws may not exist to cover all business and commercial relationships or to protect investors, particularly minority stockholders, adequately and furthermore, the administration of laws and regulations by government agencies may be subject to considerable discretion. There is a low level of monitoring and regulation of securities markets in Eastern European countries generally, and of the activities of investors in such markets, and there may be no or very limited enforcement of existing regulations. In addition, even in circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

FOREIGN CURRENCY AND HEDGING TRANSACTIONS, OPTIONS AND FUTURES CONTRACTS

      The Fund's assets will be invested primarily in equity securities of
Eastern European country issuers and Sovereign Debt and substantially all of the income received by the Fund will be in foreign currencies. The Fund anticipates that in general the foreign currencies received by it with respect to most of its Eastern European country investments will be freely convertible into U.S.
dollars on foreign exchange markets and that in most cases the U.S.

                                       24

dollars received will be fully repatriable out of the various Eastern European countries in which the Fund invests. However, there can be no assurance that
Eastern European countries will not impose restrictions in the future on the movement of U.S. dollars or these foreign currencies across local borders or the convertibility of such foreign currencies into U.S. dollars. If such restrictions are imposed, they may interfere with the conversion of such foreign currencies to U.S. dollars and therefore with the payment of any distributions the Fund may make to its stockholders. Moreover, the currencies of some Eastern
European countries are not currently freely convertible into other currencies and are not internationally traded. The Fund will compute and distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the foreign currencies to U.S.
dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. See "Dividends and Distributions; Dividend
Reinvestment and Cash Purchase Plan." The liquidation of investments, if required, may have an adverse impact on the Fund's performance.

      Since the Fund will invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the Fund's portfolio and the unrealized appreciation or depreciation of investments. Further, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

      The Fund may seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in hedging transactions.
The Fund may enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as purchase put or call options on currencies, in U.S. or foreign markets. In order to hedge against adverse market shifts, the Fund may purchase put and call options on securities, write covered call options on securities and enter into securities index futures contracts and related options. The Fund may also hedge against interest rate fluctuations affecting portfolio securities by entering into interest rate futures contracts and options thereon. For a description of such hedging strategies, see "Investment Objective and Policies -- Foreign Currency Hedging
Transactions; Options and Futures Contracts" and Appendix B. There can be no
guarantee that instruments suitable for hedging currency or market shifts will be available at the time when the Fund wishes to use them. Moreover, investors should be aware that in most Eastern European countries markets for these hedging instruments are either not highly developed or do not currently exist at all.

      Hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security that it might otherwise sell. The use of currency transactions could result in the Fund's incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency.

      The use of options and futures transactions entails certain special risks.
In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the
Fund could create the possibility that losses on the hedging instrument will be greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances, and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a position without incurring substantial losses. To the extent that the Fund utilizes futures and options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. There is, however, no limit on the amount of the Fund's assets that can be put at risk through

                                       25

the use of futures contracts and options thereon, and the value of the Fund's futures contracts and options thereon may equal 100% of the Fund's total assets.
Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs. Losses resulting from the use of hedging will reduce the
Fund's net asset value, and possibly income, and the losses can be greater than if hedging had not been used. See "Appendix B: Description of Various Foreign
Currency and Interest Rate Hedges and Options on Securities and Securities Index
Future Contracts and Related Options."

SMALLER COMPANY RISK

      The Fund also may invest in the securities of less seasoned and smaller and mid-capitalization Eastern European companies. Investments in the securities of these companies may present greater opportunities for growth, but also involve greater risks than are customarily associated with investments in securities of more established and larger capitalization companies. The securities of less seasoned and smaller capitalization companies are often traded in the over-the-counter market and have fewer market makers and wider price spreads, which may in turn result in more abrupt and erratic market price movements and make the Fund's investments more vulnerable to adverse general market or economic developments than would investments only in large, more established Eastern European companies. It is more difficult to obtain information about less seasoned and smaller capitalization companies because they tend to be less well known and have shorter operating histories and because they tend not to have significant ownership by large investors or be followed by many securities analysts. Investments in larger and more established companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel.

ILLIQUID SECURITIES RISK

      The Fund may invest in illiquid securities. Illiquid securities are securities that are not readily marketable. The prices of such securities may change abruptly and erratically, and investment of the Fund's assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and at a price approximating the value at which the Fund carries the securities on its books, as well as restrict its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute in situations in which the Fund's operations require cash, such as when the Fund repurchases shares or pays dividends or distributions, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments. Further, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

INVESTMENTS IN LOWER-QUALITY SECURITIES

      The Fund may invest up to 50% of its total assets in debt securities, including Sovereign Debt, that are rated below investment grade by S&P or
Moody's or if unrated, are determined by the Adviser to be comparable to securities rated below investment grade by S&P or Moody's. Such lower-quality, non-investment grade securities (that is, rated Ba1 or lower by Moody's or BB+
or lower by S&P) are commonly referred to as "junk bonds" and are regarded as being predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and involve major risk exposure to adverse conditions. For example, lower-quality securities generally tend to fluctuate in value in response to economic changes
(and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (which may not be based on fundamental analysis) to a greater extent than investment grade securities which react primarily to fluctuations in the general level of interest rates (although lower-quality securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities. To the extent that the issuer of any lower-quality debt security held by the Fund defaults, the Fund may incur additional expenses in order to enforce its rights under such security or to participate in a restructuring of the obligation. In addition, the prices of lower-quality debt securities generally tend to be more volatile and the market less liquid than is the case with investment grade securities. Adverse economic events can further exacerbate these tendencies. Consequently, the Fund may at times experience difficulty in liquidating its investments in such securities at the prices it desires.

                                       26

There also can be significant disparities in the prices quoted for lower-quality debt securities by various dealers which may make valuing such securities by the
Fund more subjective.

      It is anticipated that the Fund's holdings of lower-quality debt securities will consist predominantly of Sovereign Debt, some of which may trade at a discount to face value. The Fund may invest in Sovereign Debt to hold and trade in appropriate circumstances. Investment in Sovereign Debt may involve a high degree of risk and such securities may be considered speculative in nature.
The issuers or governmental authorities that control the repayment of Sovereign
Debt may not be able or willing to repay the principal or interest when due in accordance with the terms of such debt. A Sovereign Debt issuer's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, the sovereign debtor's policy towards the International Monetary Fund and the political constraints to which a sovereign debtor may be subject. Sovereign debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms, its economic performance and the timely service of its debtor's obligations. Failure to implement economic reforms, achieve appropriate levels of economic performance or repay principal or interest when due may result in the cancellation of commitments by third parties to lend funds to the sovereign debtor, which may further impair the debtor's ability or willingness to timely service its debts. In certain instances, the Fund may invest in Sovereign Debt that is in default as to payment of principal or interest. To the extent the
Fund is holding any non-performing Sovereign Debt or other non-performing debt, it may incur additional expenses in connection with any restructuring of the issuer's obligations or in otherwise enforcing its rights thereunder.

      As a result of the foregoing, a sovereign debtor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of
Sovereign Debt to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other Sovereign
Debt obligations in the event of default under their commercial bank loan agreements.

      Sovereign debtors in developing economies are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the Sovereign
Debt in which the Fund expects to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements and obtaining new credit to finance interest payments.
Holders of certain Sovereign Debt may be requested to participate in the structuring of such obligations and to extend further loans to their issuers.
There can be no assurance that the Sovereign Debt in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

      The Fund may experience difficulties in disposing of certain Sovereign
Debt obligations because there may be a thin trading market for such securities.
The lack of a liquid secondary market may have an adverse impact on the market price of such securities and the Fund's ability to dispose of particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain Sovereign Debt securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value.

TAX RISK

      The Fund may be subject to withholding taxes, including withholding taxes on realized capital gains that may exist or may be imposed by the governments of the countries in which the Fund invests. Eastern European

                                       27

countries generally have less defined tax laws and procedures than in more developed economies and such laws may permit retroactive taxation. As a result, the Fund could become subject to local tax liabilities in the future that it did not anticipate in conducting its investment activities or valuing its assets.
See "Taxation."

      The Fund has historically elected and intends to continue to elect to
"pass-through" to the Fund's stockholders as a deduction or credit the amount of foreign taxes paid by the Fund. The taxes passed through to stockholders are included in each stockholder's income. Certain stockholders, including some
non-U.S. stockholders, are not entitled to the benefit of a deduction or credit with respect to foreign taxes paid by the Fund. Other foreign taxes, such as transfer taxes, may be imposed on the Fund, but would not give rise to a credit, or be eligible to be passed through to stockholders. See "Taxation."

NET ASSET VALUE DISCOUNT; NON-DIVERSIFICATION

      Shares of closed-end investment companies frequently trade at a discount from their net asset values and initial offering price. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that a fund's net asset value will decrease. The Fund cannot predict whether its own shares will trade at, below or above net asset value.

      Although the Fund's shares of common stock have recently traded on the New
York Stock Exchange at a premium to their net asset value, the Fund's shares have traded at a discount to their net asset value in the past. There can also be no assurance that the Fund's shares will trade at a premium in the future or that the present premium is sustainable.

      The Fund is classified as a non-diversified investment company under the
1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities. The Fund, however, intends to comply with the diversification requirements imposed by the
Code for qualification as a regulated investment company. See "Taxation--U.S.
Federal Income Taxes" and "Investment Restrictions."

ANTI-TAKEOVER PROVISIONS

      The Fund's Articles of Incorporation and Amended and Restated Bylaws
contain certain anti-takeover provisions that, among other things, may have the effect of inhibiting the Fund's possible conversion to open-end status and delaying or limiting the ability of other persons to acquire control of the
Fund. In certain circumstances, these provisions might also inhibit the ability of stockholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. The
Fund's Board of Directors has determined that these provisions are in the best interests of stockholders generally. See "Common Stock."

HIGHER OPERATING EXPENSES

      The Fund's estimated annual operating expenses are higher than those of most other investment companies that invest predominately in the securities of
U.S. companies, primarily because of the additional time and expense required of the Adviser in pursuing the Fund's objective of long-term capital appreciation through investing in equity securities of Eastern European country issuers and in Sovereign Debt. Investments in Eastern European equity securities and
Sovereign Debt require additional time and expense because the available public information regarding such securities is more limited in comparison to, and not as comprehensive as, the information available for U.S. equity securities. In addition, brokerage commissions, custodial fees and other fees are generally higher for investments in foreign securities markets. As a result of these higher expected operating expenses, the Fund needs to generate higher relative returns to provide investors with an equivalent economic return.

                                       28

MARKET DISRUPTIONS

      The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. and worldwide economies and securities markets.

                             INVESTMENT RESTRICTIONS

      The following restrictions are fundamental policies of the Fund that may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (as defined in "Investment Objective and
Policies"). Except in the case of borrowings, if a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes will not be considered a violation of the restriction. Also, if the Fund receives from an issuer of securities held by the
Fund subscription rights to purchase securities of that issuer, and if the Fund exercises such subscription rights at a time when the Fund's portfolio holdings of securities of that issuer would otherwise exceed the limits set forth below, it will not constitute a violation if, prior to the time the Fund is considered to be obligated to purchase additional securities upon exercise of such rights, the Fund has sold at least as many securities of the same class and value as it would receive on exercise of such rights.

      As a matter of fundamental policy:

      1.    The Fund may not invest more than 25% of its total assets in a particular industry (including for this purpose any securities issued by a government, other than the U.S. government), except to the extent, and only for such period of time as, the Board of Directors of the Fund determines in view of the considerations discussed below that it is appropriate and in the best interest of the Fund and its stockholders to invest more than 25% of the Fund's total assets in securities of companies involved in the energy sources industry or the electric utilities industry in Eastern European countries. Since the securities markets of many Eastern European countries are emerging markets characterized by a relatively small number of issues, it is possible that the energy sources industry or the electric utilities industry may on occasion comprise a significant percentage (20% or more) of the market of one or more
Eastern European countries. As a result, the Fund has adopted a policy under which it may invest more than 25% of its total assets in the securities of issuers in each of those industries. The Fund would only take this action if the
Board of Directors determines that the energy sources industry or the electric utilities industry comprises a significant percentage (20% or more) of the market of an Eastern European countries, and that, in light of the anticipated return, investment quality, availability and liquidity of the issues in either such industry, the Fund's ability to achieve its investment objective would, in light of its investment policies and limitations, be materially adversely affected if the Fund were not able to invest greater than 25% of its total assets in either such industry. In the event the Board of Directors permits greater than 25% of the Fund's total assets to be invested in the energy sources industry or the electric utilities industry in Eastern European countries, the
Fund may be exposed to increased investment risks peculiar to that industry. The
Fund will notify its stockholders of any decision by the Board of Directors to permit (or cease) investments of more than 25% of the Fund's total assets in the energy sources industry or the electric utilities industry in Eastern European countries. Such notice will, to the extent applicable, include a discussion of any increased investment risks peculiar to such industry to which the Fund may be exposed.

      2.    The Fund may not make any investment for the purpose of exercising control or management.

      3.    The Fund may not buy or sell commodities or commodity contracts or real estate or interests in real estate, except that it may purchase and sell futures contracts on stock indices, interest rates and foreign currencies, swaps, securities which are secured by real estate or commodities, and securities of companies which invest or deal in real estate or commodities.

                                       29

      4.    The Fund may not make loans, except that the Fund may (i) buy and hold debt instruments in accordance with its investment objective and policies,
(ii) enter into repurchase agreements to the extent permitted under applicable law, and (iii) make loans of portfolio securities.

      5.    The Fund may not act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

      6.    The Fund may issue senior securities or borrow money in an amount not in excess of 33 1/3% of the Fund's total assets (including the amount borrowed and excluding the liability for the borrowing).

      7.    The Fund may purchase securities on margin and engage in short sales of securities.

      As a matter of operating policy, which may be changed by the Fund's Board of Directors without stockholder vote:

      1.    The Fund will not purchase securities on margin, except such short-term credits as may be necessary for clearance of transactions and the maintenance of margin with respect to futures contracts.

      2.    The Fund will not make short sales of securities or maintain a short position (except that the Fund may maintain short positions in foreign currency contracts, options and futures contracts and may make short sales of securities
"against the box").

      3.    The Fund will not issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from a lender (i) for temporary or emergency purposes, (ii) for such short-term credits necessary for the clearance or settlement of the transactions, (iii) to finance repurchases of its shares
(see "Common Stock"), or (iv) to pay any dividends required to be distributed in order for the Fund to maintain its qualification as a regulated investment company under the Code or otherwise to avoid taxation under the Code, in amounts not exceeding 33 1/3% of its total assets (including the amount borrowed and excluding the liability for the borrowing), provided that the Fund will not purchase additional portfolio securities when its borrowings exceed 5% of its assets. The Fund may pledge its assets to secure such borrowings.

      The Fund is not subject to diversification requirements under the 1940
Act. However, the Fund is subject to certain requirements under the Code with respect to its qualification as a regulated investment company. See "Taxation --
U.S. Federal Income Taxes." Further, pursuant to the 1940 Act, the Fund may not invest in certain securities, including, subject to certain circumstances, securities of companies engaged in the securities business. To the extent that requirements under foreign law or U.S. law or other investment limitations described in this paragraph are changed by applicable law, the Fund may make investments in accordance with such changed law.

      Unlike fundamental policies, operating policies of the Fund may be changed by the Directors of the Fund, without a vote of the Fund's stockholders, if the
Directors determine such action is warranted. The Fund will notify its stockholders of any change in any of the operating policies set forth above.
Such notice will also include a discussion of the increased risks of investment in the Fund, if any, associated with such a change.

      Under the 1940 Act, the Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's management, advisory and administrative fees with respect to assets so invested. Stockholders of the Fund would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. See also "Taxation -- U.S. Federal Income
Taxes -- Passive Foreign Investment Companies."

      The Fund may be prohibited under the 1940 Act, absent exemptive relief, from purchasing the securities of any company that, in its most recent fiscal year, derived more than 15% of its gross revenues from securities-related activities.

                                       30

      As a result of legal restrictions or market practices or both, the Fund, as a U.S. entity, may be precluded from purchasing shares in public offerings by certain Eastern European country issuers.

      In addition to the foregoing restrictions, the Fund may be subject to investment limitations, portfolio diversification requirements and other restrictions imposed by certain Eastern European countries in which it expects to invest.

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS OF THE FUND

      The Board of Directors of the Fund oversees the management of the Fund, but does not itself manage the Fund. The Directors review various services provided by or under the direction of the Adviser to ensure that the Fund's general investment policies and programs are properly carried out. The Directors also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

      Under state law, the duties of the Directors are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Director to exercise his or her powers in the interest of the Fund and not the Director's own interest or the interest of another person or organization. A Director satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Director reasonably believes to be in the best interest of the Fund and its stockholders.

DIRECTORS AND OFFICERS OF THE FUND

      The Board of the Fund consists of nine Directors. Certain of these individuals also serve as directors or trustees for other funds advised by
Morgan Stanley Investment Advisors Inc. (the "Retail Funds") and certain of the funds advised by the Adviser and Morgan Stanley AIP GP LP (the "Institutional
Funds"). Seven Directors have no affiliation or business connection with the
Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser's parent company, Morgan Stanley. These are the
"non-interested" or "Independent" Directors. The other two Directors (the
"Management Directors") are affiliated with the Adviser.

      The Independent Directors of the Fund, the age, address, term of office and length of time served, and principal business occupations during the past five years of each Director, the number of portfolios in the Fund Complex
(defined below) overseen by each Independent Director (as of December 31, 2005)
and other directorships, if any, held by the Directors, are shown below. The
Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser (including, but not limited to,
Morgan Stanley Investment Advisors Inc. and Morgan Stanley AIP GP LP).

                                       31

                                             TERM OF                                    NUMBER OF
                                            OFFICE AND                                 PORTFOLIOS IN
                                 POSITION   LENGTH OF                                  FUND COMPLEX
                                HELD WITH      TIME     PRINCIPAL OCCUPATIONS DURING   OVERSEEN BY    OTHER DIRECTORSHIPS
 NAME, ADDRESS, AND AGE            FUND      SERVED*       PAST FIVE YEARS              DIRECTOR      HELD BY DIRECTOR
---------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT DIRECTORS

Michael Bozic (65)              Director    Since 2003  Private investor; Director         197        Director of various
c/o Kramer Levin Naftalis &                             or Trustee of the Retail                      business organizations.
Frankel LLP                                             Funds (since April 1994) and
Counsel to the                                          the Institutional Funds
Independent Directors                                   (since July 2003); formerly
1177 Avenue of the Americas                             Vice Chairman of Kmart
New York, NY 10036                                      Corporation (December
                                                        1998-October 2000),
                                                        Chairman and Chief
                                                        Executive Officer of
                                                        Levitz Furniture
                                                        Corporation (November
                                                        1995-November 1998) and
                                                        President and Chief
                                                        Executive Officer of
                                                        Hills Department Stores
                                                        (May 1991- July 1995);
                                                        formerly variously
                                                        Chairman, Chief
                                                        Executive Officer,
                                                        President and Chief
                                                        Operating Officer
                                                        (1987-1991) of the Sears
                                                        Merchandise Group of
                                                        Sears, Roebuck & Co.

                                       32

Edwin J. Garn (73)               Director   Since 2003  Consultant; Director or              197      Director of Franklin Covey
1031 N. Chartwell Court                                 Trustee of the Retail Funds                   (time management systems),
Salt Lake City, UT 84103                                (since January 1993) and the                  BMW Bank of North America,
                                                        Institutional Funds (since                    Inc. (industrial  loan
                                                        July 2003); member of the                     corporation), Escrow Bank
                                                        Utah Regional Advisory Board                  USA  (industrial loan
                                                        of Pacific Corp. (utility                     corporation), United Space
                                                        company); formerly Managing                   Alliance (joint venture
                                                        Director of Summit Ventures                   between  Lockheed Martin and
                                                        LLC (2000-2004) (lobbying and                 the Boeing Company) and
                                                        consulting firm); United                      Nuskin Asia Pacific
                                                        States Senator (R-Utah)                       (multilevel marketing);
                                                        (1974-1992) and Chairman,                     member of the board of
                                                        Senate Banking Committee                      various civic and charitable
                                                        (1980-1986), Mayor of Salt                    organizations.
                                                        Lake City, Utah (1971-1974),
                                                        Astronaut, Space Shuttle
                                                        Discovery (April 12-19,
                                                        1985), and Vice Chairman,
                                                        Huntsman Corporation
                                                        (chemical company).

Wayne E. Hedien (72)             Director   Since 2003  Retired; Director or Trustee         197      Director of The PMI  Group
c/o Kramer Levin Naftalis &                             of the Retail Funds (since                    Inc. (private mortgage
Frankel LLP                                             September  1997) and the                      insurance); Trustee and Vice
Counsel to the                                          Institutional Funds (since                    Chairman of The Field Museum
Independent Directors                                   July 2003); formerly                          of Natural History; director
1177 Avenue of the Americas                             associated with the Allstate                  of various other business and
New York, NY 10036                                      Companies (1966-1994), most                   charitable organizations.
                                                        recently as Chairman of The
                                                        Allstate Corporation (March
                                                        1993-December 1994) and
                                                        Chairman and Chief Executive
                                                        Officer of its wholly-owned
                                                        subsidiary, Allstate
                                                        Insurance Company (July
                                                        1989-December 1994).

Dr. Manuel H. Johnson (57)       Director   Since 2003  Senior Partner, Johnson Smick        197      Director of NVR, Inc. (home
c/o Johnson Smick Group, Inc.                           International, Inc., a                        construction); Director of
888 16th Street, N.W.                                   consulting firm; Chairman of                  KFX Energy; Director of RBS
Suite 740                                               the Audit Committee and                       Greenwich Capital Holdings
Washington, D.C. 20006                                  Director or Trustee of the                    (financial holding company).
                                                        Retail Funds (since July
                                                        1991) and the Institutional
                                                        Funds (since July 2003);
                                                        Co-Chairman and a founder of
                                                        the Group of Seven Council
                                                        (G7C), an international
                                                        economic  commission;
                                                        formerly Vice Chairman of the
                                                        Board of Governors of the
                                                        Federal Reserve System and
                                                        Assistant Secretary of the
                                                        U.S. Treasury.

                                       33

Joseph J. Kearns (63)            Director   Since 2001  President, Kearns &                  198      Director of Electro Rent
c/o Kearns & Associates LLC                             Associates LLC (investment                    Corporation (equipment
PMB 754                                                 consulting); Deputy Chairman                  leasing), The Ford Family
23852 Pacific Coast Highway                             of the Audit Committee and                    Foundation and the UCLA
Malibu, California 90265                                Director or Trustee of the                    Foundation.
(63)                                                    Retail Funds (since July
                                                        2003) and the Institutional
                                                        Funds (since August 1994);
                                                        previously Chairman of the
                                                        Audit Committee of the
                                                        Institutional Funds (October
                                                        2001-July 2003); formerly CFO
                                                        of the J. Paul Getty Trust.

Michael E. Nugent (69)           Director   Since 2001  General Partner of Triumph           197      None.
c/o Triumph Capital, L.P.                               Capital, L.P., a private
445 Park Avenue                                         investment partnership;
New York, NY 10022                                      Chairman of the Insurance
                                                        Committee and Director or
                                                        Trustee of the Retail Funds
                                                        (since July 1991) and the
                                                        Institutional Funds (since
                                                        July 2001); formerly Vice
                                                        President, Bankers Trust
                                                        Company and BT Capital
                                                        Corporation (1984-1988).

Fergus Reid (73)                 Director   Since 2000  Chairman of Lumelite Plastics        198      Trustee and Director of
c/o Lumelite Plastics                                   Corporation; Chairman of the                  certain investment companies
Corporation                                             Governance Committee and                      in the JPMorgan Funds complex
85 Charles Colman Boulevard                             Director or Trustee of the                    managed by J.P. Morgan
Pawling, New York 12564                                 Retail Funds (since July                      Investment Management Inc.
(73)                                                    2003) and the  Institutional
                                                        Funds (since June 1992).

*     Each class of Directors has a term of office of three years.

      The Directors who are affiliated with the Adviser or affiliates of the
Adviser and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the management Director (as of December 31, 2005) and the other directorships, if any, held by the Director, is shown below.

                                             TERM OF                                     NUMBER OF
                                            OFFICE AND                                 PORTFOLIOS IN
                                POSITION(S) LENGTH OF                                  FUND COMPLEX
                                HELD WITH      TIME     PRINCIPAL OCCUPATION(S)         OVERSEEN BY    OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE             FUND      SERVED*    DURING PAST FIVE YEARS           DIRECTOR       HELD BY DIRECTOR
---------------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS

Charles A. Fiumefreddo (72)
c/o Morgan Stanley Trust        Chairman    Since 2003  Chairman and Director or             197      None.
Harborside Financial Center     and                     Trustee of the Retail Funds
Plaza Two                       Director                (since July 1991) and the
Jersey City, NJ 07311                                   Institutional Funds (since
                                                        July 2003); formerly Chief
                                                        Executive Officer of the
                                                        Retail Funds (until September
                                                        2002).

                                       34

                                             TERM OF                                     NUMBER OF
                                            OFFICE AND                                 PORTFOLIOS IN
                                POSITION(S) LENGTH OF                                  FUND COMPLEX
                                HELD WITH      TIME     PRINCIPAL OCCUPATION(S)         OVERSEEN BY    OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE             FUND      SERVED*    DURING PAST FIVE YEARS           DIRECTOR       HELD BY DIRECTOR
---------------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS

James F. Higgins (58)
c/o Morgan Stanley Trust        Director    Since 2003  Director or Trustee of the           197      Director of AXA Financial,
Harborside Financial Center                             Retail Funds (since June                      Inc. and The Equitable Life
Plaza Two                                               2000) and the Institutional                   Assurance Society of the
Jersey City, NJ 07311                                   Funds (since July  2003);                     United States (financial
                                                        Senior Advisor of Morgan                      services).
                                                        Stanley (since August 2000);
                                                        Director of the Distributor
                                                        and Dean Witter Realty Inc.;
                                                        previously President and
                                                        Chief Operating Officer of
                                                        the Private Client Group of
                                                        Morgan Stanley (May
                                                        1999-August 2000), and
                                                        President and Chief Operating
                                                        Officer of Individual
                                                        Securities of Morgan Stanley
                                                        (February 1997-May 1999).

*     Each Director serves an indefinite term, until his or her successor is elected.

**    Each class of Directors has a term of office of three years.

                                       35

                                                                 TERM OF
                                               POSITION(S)     OFFICE AND
                                                HELD WITH       LENGTH OF
NAME, ADDRESS, AND AGE OF EXECUTIVE OFFICER       FUNDS       TIME SERVED*   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------

Ronald E. Robison (67)                        President      President      President (since September 2005) and Principal
Morgan Stanley Investment Management Inc.     and            since 2005     Executive Officer (since May 2003) of funds in
1221 Avenue of the Americas                   Principal      and            the Fund Complex; President (since September
New York, New York 10020                      Executive      Principal      2005) and Principal Executive Officer (since May
                                              Officer        Executive      2003) of the Van Kampen Funds; Managing Director
                                                             Officer        of Morgan Stanley, Morgan Stanley Investment
                                                             since 2003     Management and Morgan Stanley & Co. Incorporated;
                                                                            Managing Director and Director of Morgan Stanley
                                                                            Investment Advisors Inc.; Managing Director and
                                                                            Director (since May 2002) of Morgan Stanley
                                                                            Investment Management Inc.; Managing Director and
                                                                            Director (since January 2005) of Van Kampen Asset
                                                                            Management and Van Kampen Investments Inc.;
                                                                            Director, President (since February 2006) and
                                                                            Chief Executive Officer (since February 2006) of
                                                                            Morgan Stanley Services Company Inc.; Director of
                                                                            Morgan Stanley Distributors Inc., Morgan Stanley
                                                                            Distribution, Inc. and Morgan Stanley Trust;
                                                                            Director of Morgan Stanley SICAV (since May
                                                                            2004).  Formerly, Executive Vice President (July
                                                                            2003 to September 2005) of funds in the Fund
                                                                            Complex and the Van Kampen Funds; President and
                                                                            Director of the Institutional Funds (March
                                                                            2001-July 2003); Chief Global Operating Officer
                                                                            of Morgan Stanley Investment Management Inc.;
                                                                            Chief Administrative Officer of Morgan Stanley
                                                                            Investment Advisors Inc.; Chief Administrative
                                                                            Officer of Morgan Stanley Services Company Inc.
                                                                            (November 2003 to February 2006).

J. David Germany (51)                         Vice              Since 2006  Managing Director and Chief Investment
Morgan Stanley Investment Management Inc.     President                     Officer-Global Fixed Income (since December 2005)
25 Cabot Square                                                             of Morgan Stanley Investment Advisors Inc.,
Canary Wharf                                                                Morgan Stanley Investment Management Inc., Van
London, United Kingdom                                                      Kampen Asset Management  and Van Kampen Advisors
E144QA                                                                      Inc.; Managing Director and Director of Morgan
                                                                            Stanley Investment Management Ltd.; Vice
                                                                            President (since February 2006) of the Retail and
                                                                            Institutional Funds.

Dennis F. Shea (52)                           Vice              Since 2006  Managing Director and Chief Investment
Morgan Stanley Investment Management Inc.     President                     Officer-Global Equity (since  February 2006) of
1221 Avenue of the Americas                                                 Morgan Stanley Investment Advisors Inc., Morgan
New York, New York 10020                                                    Stanley Investment Management Inc., Van Kampen
                                                                            Asset Management and Van Kampen Advisors Inc.;
                                                                            Vice President (since February 2006) of the
                                                                            Retail and Institutional Funds.  Formerly,
                                                                            Managing Director and Director of Global Equity
                                                                            Research at Morgan Stanley.

                                       36

                                                                 TERM OF
                                               POSITION(S)     OFFICE AND
                                                HELD WITH       LENGTH OF
NAME, ADDRESS, AND AGE OF EXECUTIVE OFFICER       FUNDS       TIME SERVED*   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------

Barry Fink (51)                               Vice           Since 2003     Managing Director of Morgan Stanley Investment
Morgan Stanley Investment Management Inc.     President                     Management, Morgan Stanley Investment Advisors
1221 Avenue of the Americas                                                 Inc. and Morgan Stanley Investment Management
New York, New York 10020                                                    Inc.; Vice President of the Retail Funds and the
                                                                            Institutional Funds (since July 2003).  Formerly,
                                                                            General Counsel (May 2000-February 2006) of
                                                                            Morgan Stanley Investment Management; Secretary
                                                                            (October 2003 to February 2006), General Counsel
                                                                            (May 2004 to February 2006) and Director (July
                                                                            1998 to January 2005) of Morgan Stanley
                                                                            Investment Advisors Inc. and Morgan Stanley
                                                                            Services Company Inc.; Secretary and General
                                                                            Counsel of Morgan Stanley Investment Management
                                                                            Inc. (November 2002 to February 2006); Secretary
                                                                            and Director of Morgan Stanley Distributors Inc.;
                                                                            Secretary (February 1997 to July 2003) and
                                                                            General Counsel (February 1997 to April 2004) of
                                                                            the Morgan Stanley Retail Funds; Vice President
                                                                            and Assistant General Counsel of Morgan Stanley
                                                                            Investment Advisors Inc. and Morgan Stanley
                                                                            Distributors Inc. (February 1997 to December
                                                                            2001).

Amy R. Doberman (43)                          Vice           Since 2004     Managing Director and General Counsel (since July
Morgan Stanley Investment Management Inc.     President                     2004); Vice President of the Retail Funds and the
1221 Avenue of the Americas                                                 Institutional Funds (since July 2004); Vice
New York, New York 10020                                                    President of the Van Kampen Funds (since August
                                                                            2004); Secretary (since February 2006) and
                                                                            Managing Director (since July 2004) of Morgan
                                                                            Stanley Investment Advisors Inc., Morgan Stanley
                                                                            Services Company Inc., Morgan Stanley Investment
                                                                            Management Inc., Van Kampen Asset Management, Van
                                                                            Kampen Advisors Inc. and Van Kampen Investments
                                                                            Inc.; Secretary (since February 2006) of Morgan
                                                                            Stanley Distributors Inc. and Morgan Stanley
                                                                            Distribution, Inc.  Formerly, Managing Director
                                                                            and General Counsel-Americas, UBS Global Asset
                                                                            Management (July 2000 to July 2004).

Carsten Otto (42)                             Chief          Since 2004     Managing Director and U.S. Director of Compliance
Morgan Stanley Investment Management Inc.     Compliance                    for the Adviser (since October 2004); Managing
1221 Avenue of the Americas                   Officer                       Director and Chief Compliance Officer (since
New York, New York 10020                                                    February 2005) of Morgan Stanley Investment
                                                                            Advisors Inc. and Morgan Stanley Investment
                                                                            Management Inc. and (since June 2004) of Van
                                                                            Kampen Asset Management, Van Kampen Advisors Inc.
                                                                            and Van Kampen Investments Inc. Formerly,
                                                                            Assistant Secretary and Assistant General Counsel
                                                                            of the Retail Funds.

                                       37

                                                                 TERM OF
                                               POSITION(S)     OFFICE AND
                                                HELD WITH       LENGTH OF
NAME, ADDRESS, AND AGE OF EXECUTIVE OFFICER       FUNDS       TIME SERVED*   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------

Stefanie V. Chang Yu (39)                     Vice           Since 2001     Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.     President                     Incorporated, Morgan Stanley Investment Advisors
1221 Avenue of the Americas                                                 Inc., Morgan Stanley Investment Management Inc.,
New York, New York 10020                                                    Van Kampen Asset Management, Van Kampen Advisors
                                                                            Inc. and Van Kampen Investments Inc.; Vice
                                                                            President of the Retail Funds (since July 2002)
                                                                            and the Institutional Funds (since December
                                                                            1997).  Formerly, Secretary of Van Kampen Asset
                                                                            Management Inc., Van Kampen Advisors Inc. and Van
                                                                            Kampen Investments Inc. (December 2002 to
                                                                            February 2006); Secretary of Morgan Stanley
                                                                            Distribution, Inc. (October 2005 to February
                                                                            2006).

James E. Garrett (36)                         Treasurer      Treasurer      Head of Global Fund Administration of Morgan
Morgan Stanley Investment Management Inc.     and Chief      since 2002     Stanley Investment Management; Executive Director
1221 Avenue of the Americas                   Financial      and Chief      of Morgan Stanley & Co. Incorporated and the
New York, New York 10020                      Officer        Financial      Adviser; Treasurer (since February 2002) and
                                                             Officer        Chief Financial Officer (since July 2003) of the
                                                             since 2003     Institutional Funds.

Michael J. Leary (38)                         Assistant      Since 2003     Assistant Director and Vice President of Fund
J.P. Morgan Investor Services Co.             Treasurer                     Administration, JPMorgan Investor Services Co.
73 Tremont Street                                                           (formerly Chase Global Funds Services Company);
Boston, Massachusetts 10020                                                 formerly Audit Manager at Ernst & Young LLP.

Mary E. Mullin (38)                           Secretary      Since 1999     Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.                                   Incorporated, Morgan Stanley Investment Advisors
1221 Avenue of the Americas                                                 Inc. and Morgan Stanley Investment Management
New York, New York 10020                                                    Inc.; Secretary of the Retail Funds (since July
                                                                            2003) and the Institutional Funds (since June
                                                                            1999).

*     Each Officer serves an indefinite term, until his or her successor is elected.

      For each Director, the dollar range of equity securities beneficially owned by the Director in the Fund and in the Family of Investment Companies
(Family of Investment Companies includes all of the registered investment companies advised by the Adviser, Morgan Stanley Investment Management Inc. and
Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2005, is shown on the following chart.

-------------------------------------------------------------------------------------------------------------------
                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                    SECURITIES IN ALL REGISTERED
                                                                                  INVESTMENT COMPANIES OVERSEEN BY
                                         DOLLAR RANGE OF EQUITY SECURITIES IN     DIRECTOR IN FAMILY OF INVESTMENT
                                                       THE FUND                               COMPANIES
          NAME OF DIRECTOR                     (AS OF DECEMBER 31, 2005)              (AS OF DECEMBER 31, 2005)
-------------------------------------------------------------------------------------------------------------------

INDEPENDENT
-------------------------------------------------------------------------------------------------------------------
Michael Bozic                                                                               over $100,000
-------------------------------------------------------------------------------------------------------------------
Edwin J. Garn                                                                               over $100,000
-------------------------------------------------------------------------------------------------------------------
Wayne E. Hedien                                                                             over $100,000
-------------------------------------------------------------------------------------------------------------------
Dr. Manuel H. Johnson                                                                       over $100,000
-------------------------------------------------------------------------------------------------------------------
Joseph J. Kearns(1)                                                                         over $100,000
-------------------------------------------------------------------------------------------------------------------
Michael E. Nugent                                                                           over $100,000
-------------------------------------------------------------------------------------------------------------------
Fergus Reid(1)                                                                              over $100,000
-------------------------------------------------------------------------------------------------------------------
INTERESTED
-------------------------------------------------------------------------------------------------------------------
Charles A. Fiumefreddo                                                                      over $100,000
-------------------------------------------------------------------------------------------------------------------
James F. Higgins                                                                            over $100,000
-------------------------------------------------------------------------------------------------------------------

                                       38

__________
(1)   Includes the total amount of compensation deferred by the Director at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of
      December 31, 2005, the value (including interest) of the deferral accounts for Messrs. Kearns and Reid was $786,542 and $766,622, respectively, pursuant to the deferred compensation plan.

      As to each Independent Director and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

      The Board of Directors of the Fund has a separately-designated standing
Audit Committee established in accordance with Section 3(a)(58)(A) of the
Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Audit
Committee provides assistance to the full Board of Directors with respect to the engagement of the independent registered public accounting firm and the qualifications, independence and performance of the independent registered public accounting firm. The Audit Committee also, among other things, reviews with the independent registered public accounting firm, the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations. The Audit Committee of the Fund met seven times during the fiscal year ended December 31, 2005.

      The members of the Fund's Audit Committee are currently Michael Bozic,
Edwin J. Garn, Wayne E. Hedien, Manuel H. Johnson, Joseph J. Kearns, Michael
Nugent and Fergus Reid. None of the members of the Fund's Audit Committee is an
"interested person," as defined under the 1940 Act, of the Fund (with such disinterested Directors being "Independent Directors" or individually, an
"Independent Director"). Each Independent Director is also "independent" from the Fund as defined under the listing standards of the New York Stock Exchange.
The current Chairman of the Audit Committee of the Fund is Dr. Manuel H. Johnson
and Joseph J. Kearns is the Deputy Chairman.

      The Board of Directors of the Fund also has a Governance Committee. The
Governance Committee identifies individuals qualified to serve as Independent
Directors on the Fund's Board and on committees of the Board and recommends such qualified individuals for nomination by the Fund's Independent Directors as candidates for election as Independent Directors, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the
Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Directors and any committees of the Board and oversees periodic evaluations of the Fund's Board and its committees. A further description of, among other things, the goals and responsibilities of the Governance Committee with respect to Board candidates and nominees and Board composition, procedures and committees can be found in the Governance Committee Charter for the Fund, which was attached to the proxy statement for the Fund distributed in 2004. The members of the Fund's Governance
Committee are currently Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an Independent Director. The current Chairman of the Governance
Committee is Fergus Reid. The Fund's Governance Committee met two times during the fiscal year ended December 31, 2005.

      The Fund does not have a separate nominating committee. While the Fund's
Governance Committee recommends qualified candidates for nominations as
Independent Directors, the Board of Directors of the Fund believes that the task of nominating prospective Independent Directors is important enough to require the participation of all current Independent Directors, rather than a separate committee consisting of only certain Independent Directors. Accordingly, each current Independent Director (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr.
Manuel H. Johnson, Joseph J. Kearns, Michael Nugent and Fergus Reid)
participates in the election and nomination of candidates for election as
Independent Directors for the Fund. Persons recommended by the Fund's Governance
Committee as candidates for nomination as Independent Directors shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the
Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their

                                       39

duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the New York Stock Exchange. While the
Independent Directors of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from stockholders to the Board. Nominations from stockholders should be in writing and sent to the
Independent Directors as described below under "--Stockholder Communications."

      There were 13 meetings of the Board of Directors of the Fund held during the fiscal year ended December 31, 2005. The Independent Directors of the Fund
also met three times during that period, in addition to the 13 meetings of the full Board. [For the 2005 fiscal year, each current Director attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served held during the time such Director was a member of the Board.]

STOCKHOLDER COMMUNICATIONS

      Stockholders may send communications to the Fund's Board of Directors.
Stockholders should send communications intended for the Fund's Board by addressing the communication directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Director above. Other stockholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the
Board only at management's discretion based on the matters contained therein.

COMPENSATION OF DIRECTORS AND OFFICERS

      Each Independent Director receives an annual fee of $180,000 for serving the Retail Funds and the Institutional Funds. Prior to October 1, 2005, each
Independent Director received an annual retainer fee of $168,000 for serving the
Retail Funds and the Institutional Funds. In addition, each Independent Director received $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an Independent Director who attended all six meetings received total compensation of $180,000 for serving the funds.

      The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit
Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Director is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the Funds' portfolios. Mr.
Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

      The Fund also reimburses the Independent Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors of the Fund who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as a Director.

      Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the
"DC Plan"), which allows each Independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors throughout the year. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the Plan. At the Director's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Director and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

      Prior to April 1, 2004, the Fund maintained a similar Deferred
Compensation Plan (the "Prior DC Plan"), which also allowed each Independent
Director to defer payment of all, or a portion, of the fees he or she received for

                                       40

serving on the Board of Directors throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the Plan (except for amounts paid during the calendar year 2004 which remain subject to the terms of the Prior DC Plan).

      The following table shows aggregate compensation paid to the Fund's
Directors by the Fund for the fiscal year ended December 31, 2005 and the aggregate compensation paid to each of the Fund's Directors by the Fund Complex
(which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2005. In all cases, there were no pension or retirement benefits accrued as part of the Fund's expenses.

                                                       NUMBER OF PORTFOLIOS IN THE
                                                       FUND COMPLEX FROM WHICH THE   TOTAL COMPENSATION FROM
                               AGGREGATE COMPENSATION       DIRECTOR RECEIVED           THE FUND COMPLEX
NAME OF INDEPENDENT DIRECTOR         FROM FUND              COMPENSATION(4)         PAYABLE TO DIRECTORS(4)
-----------------------------  ----------------------  ---------------------------  ------------------------

Michael Bozic(1)(2)........         $                              170                      $180,000
Edwin J. Garn(1)(2)........         $                              170                      $180,000
Wayne E. Hedien(1).........         $                              170                      $180,000
Manuel H. Johnson(1).......         $                              170                      $240,000
Joseph J. Kearns(1)(3).....         $                              171                      $217,000
Michael E. Nugent(1).......         $                              170                      $210,000
Fergus Reid(1)(2)..........         $                              171                      $215,000

NAME OF INTERESTED DIRECTOR
---------------------------
Charles A. Fiumefreddo.....         $                              170                      $360,000
James F. Higgins...........         $                              170                         $0

_______________
(1)   Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit
      Committee and Mr. Kearns is the Deputy Chairman of the Audit Committee.

(2)   Member of the Governance Committee. Mr. Reid is the Chairman of the
      Governance Committee.

(3)   Includes amounts deferred for the election of the Director under the DC
      Plan.

(4)   Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in these columns are presented on a calendar year basis.

      [As of December 31, 2005, the Directors and officers of the Fund as a group owned beneficially and of record less than 1% of the Fund's outstanding shares.]

      The Board of Directors is divided into three classes, each class having a term of three years. Each year the term of one class will expire and is elected at the annual meeting of stockholders. See "Common Stock."

      The Articles of Incorporation and the By-Laws of the Fund provide that the
Fund will indemnify directors, officers, employees or agents of the Fund to the fullest extent permitted by the Maryland General Corporation Law (the "MGCL")
and the 1940 Act. Under Maryland law, a corporation may indemnify any director or officer made a party to any proceeding by reason of service in that capacity unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (A) was committed in bad faith or (B) was the result of active and deliberate dishonesty; (2) the director or officer actually received an improper personal benefit in money, property or services; or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. The Articles of Incorporation further provide that to the fullest extent permitted by the MGCL, and subject to the requirements of the 1940 Act, no director or officer will be liable to the Fund or its stockholders for money damages. Under Maryland law, a corporation may restrict or limit the liability of directors or officers to the corporation or its stockholders for money damages, except to the extent that such liability results from (1) the actual receipt of an improper benefit or profit in money, property, or services, or (2)
active and deliberate dishonesty established by a final judgment as being material to the cause of action adjudicated in the proceeding. Nothing in the
Articles of Incorporation or the By-Laws of the Fund protects or indemnifies a director, officer, employee or agent against any liability to which he would otherwise be subject by reason of acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or protects or indemnifies a director or officer of the Fund against any liability to the Fund or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                                       41

      To the knowledge of the management of the Fund, the following persons owned beneficially more than 5% of the Fund's outstanding shares at March
15, 2006. This information is based on publicly available Schedule 13D and 13G disclosures filed with the SEC.

NAME AND ADDRESS OF BENEFICIAL OWNER           AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP            PERCENT OF CLASS
------------------------------------     -------------------------------------------------------    ----------------

Bank Morgan Stanley AG                   277,030 shares with shared voting power and shared             5.2%
Bahnhofstrasse 92/3rd Floor              dispositive power.(1)
CH-8023
Zurich
Switzerland

Williams, Jones & Associates, Inc.       3,586,000 shares with sole voting power and sole              5.093%
717 Fifth Avenue                         dispostitive power.(2)
New York, New York 10022

      (1)   Based on a Schedule 13G/A filed with the Commission on May 30, 1997.

      (2)   Based on a Schedule 13G filed with the Commission on July 1, 2005.

THE ADVISER

      Morgan Stanley Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment
Advisory and Management Agreement. The Adviser is a registered investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the
"Advisers Act"). The Adviser provides portfolio management services to taxable and nontaxable institutions, international organizations and individuals investing in United States and international equity and fixed income securities.
As of December 31, 2005, the Adviser was responsible for US$    billion of
assets under management. The Adviser's principal address is 1221 Avenue of the
Americas, New York, New York 10020.

      At December 31, 2005, the Adviser, together with the other asset management subsidiaries and divisions of its parent had assets under management
(including assets under fiduciary advisory control) totaling more than $
billion, including approximately $    billion in emerging markets. The Adviser
currently acts as adviser for     investment funds, including     funds
registered under the 1940 Act.

      The Adviser emphasizes a global investment strategy and benefits from research coverage of a broad spectrum of equity investment opportunities worldwide. The Adviser draws upon the capabilities of its asset management specialists located in its various offices throughout the world, including New
York, London, Singapore, Tokyo and Mumbai. It also draws upon the research capabilities of Morgan Stanley and its other affiliates, as well as the research and investment ideas of other companies whose brokerage services the
Adviser utilizes.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

      Under the terms of the Investment Advisory and Management Agreement, the
Adviser will make all investment decisions, prepare and make available research and statistical data, and supervise the purchase and sale of securities on behalf of the Fund, including the selection of brokers and dealers to carry out the transactions, all in accordance with the Fund's investment objective and policies, under the direction and control of the Fund's Board of Directors. The
Adviser also will be responsible for maintaining records and furnishing or causing to be furnished all required records or other information of the Fund to the extent such records, reports and other information are not maintained or furnished by the Fund's administrators, custodians or other agents. The Adviser will pay the salaries and expenses of the Fund's officers and employees, as well as the fees and expenses of the Fund's Directors, who are directors, officers or employees of the Adviser or any of its affiliates. However, the Fund will bear travel expenses or an appropriate fraction thereof of officers and Directors of the Fund who are directors, officers or employees of the Adviser to the extent that such expenses relate to attendance at meetings of the Fund's Board of
Directors or any committee thereof.

                                       42

      The Fund will pay all of its other expenses, including, among others, organization expenses (but not the overhead or employee costs of the Adviser);
legal fees and expenses of counsel to the Fund; auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund's custodians, subcustodians, transfer agents and registrars; fees and expenses with respect to administration, except as may be provided otherwise pursuant to administration agreements; expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to stockholders; expenses of the dividend reinvestment and share purchase plan
(except for brokerage expenses paid by participants in such plan); costs of stationery; any litigation expenses; and costs of stockholders' and other meetings.

      For services under the Investment Advisory and Management Agreement, the
Adviser is paid a fee computed weekly and payable monthly at an annual rate of
1.60% of the Fund's average weekly net assets. The Fund's advisory fees are higher than advisory fees paid by most U.S. investment companies investing exclusively in the securities of U.S. issuers, primarily because of the additional time and expense required of the Adviser in pursuing the Fund's objective by investing in securities of Eastern European country issuers and in
Sovereign Debt. This investment objective entails additional time and expense because available public information concerning securities of Eastern European country issuers is limited in comparison to that available for U.S. companies and accounting standards are more flexible. In addition, available research concerning Eastern European country issuers is not comparable to available research concerning U.S. companies.

      Under the Investment Advisory and Management Agreement, the Adviser is
permitted to provide investment advisory services to other clients, including clients who may invest in emerging country equity securities. Conversely, information furnished by others to the Adviser in the course of providing services to clients other than the Fund may be useful to the Adviser in providing services to the Fund.

      The Investment Advisory and Management Agreement continues in effect from year to year provided such continuance is specifically approved at least annually by (i) a vote of a majority of those members of the Board of Directors who are not "interested persons" of the Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by a majority vote of either the Fund's Board of Directors or the Fund's outstanding voting securities. The Investment Advisory and Management Agreement may be
terminated at any time without payment of penalty by the Fund or by the Adviser upon 60 days' written notice. The Investment Advisory and Management Agreement will automatically terminate in the event of its assignment, as defined under the 1940 Act.

      The Investment Advisory and Management Agreement provides that the Adviser will not be liable for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund in connection with matters to which the
Investment Advisory and Management Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its obligations and duties under the Investment Advisory and Management
Agreement.

      A discussion regarding the basis for the Board of Directors' approval of the Investment Advisory and Management Agreement and the Administration
Agreement is available in the Fund's semi-annual report to stockholders for the period ended June 30, 2005.

PORTFOLIO MANAGER

      The Fund is managed by members of the Emerging Markets Equity team. The team consists of portfolio managers and analysts. The members of the team jointly and primarily responsible for the day-to-day operation of the Fund are
Narayan Ramachandran, Ruchir Sharma, Eric Carlson and Paul Psaila. Mr.
Ramachandran joined the team managing the Fund in February 2002. Mr. Sharma joined the team managing the Fund in December 2003. Mr. Carlson joined the team managing the Fund in February 2002. Mr. Psaila has been associated with the
Adviser

                                       43

in an investment management capacity since February 1994 and joined the team managing the Fund in September 1996.

      Other Accounts Managed by the Portfolio Managers. As of March 30, 2005,
Narayan Ramachandran managed nine mutual funds with a total of $5.6 billion in assets; three pooled investment vehicles other than mutual funds with a total of
$3.6 billion in assets; and 26 other accounts with a total of $5.1 in assets. Of these other accounts, five accounts with a total of approximately $1.4 billion in assets, had performance based fees. Ruchir Sharma managed eight mutual funds with a total of approximately $5.6 billion in assets; one pooled investment vehicle other than mutual funds with a total of approximately $664.6 million in assets; and two other accounts with a total of approximately $666.4 million in assets. Eric Carlson managed two mutual funds with a total of approximately $216 million in assets; no pooled investment vehicles other than mutual funds; and no other accounts. Paul Psaila managed two mutual funds with a total of approximately $555.1 million in assets; one pooled investment vehicle other than mutual funds with a total of approximately $427.3 million in assets; and one other account with a total of approximately $111.3 million in assets.

      Because a portfolio manager may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

      Portfolio Manager Compensation Structure. The portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio managers.

      Base Salary Compensation. Generally, the portfolio managers receive base salary compensation based on the level of his or her position with the Adviser.

      Discretionary Compensation. In addition to base compensation, the portfolio managers may receive discretionary compensation. Discretionary compensation can include:

      o     Cash Bonus;

      o     Morgan Stanley's Equity Incentive Compensation Program (EICP)
            Awards--a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

      o     Investment Management Deferred Compensation Plan (IMDCP) Awards--a
            mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. A portfolio manager must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds he or she manages that are included in the IMDCP fund menu, which may or may not include the
            Fund;

      o     Voluntary Deferred Compensation Plans - voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

      Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

                                       44

      o     Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for the one-, three- and five-year periods measured against an appropriate securities market index (or indices) for the
            funds/accounts managed by the portfolio manager. In the case of the
            Fund, the Fund's investment performance is measured against Morgan
            Stanley Capital International (MSCI) Emerging Markets Eastern Europe
            Index. Other funds/accounts managed by the same portfolio manager may be measured against this same index, if appropriate, or against another index (or indices) that is deemed a more appropriate size-and/or style-specific to such fund/account as disclosed in such fund's/account's disclosure materials or guidelines. The assets managed by the portfolio managers in funds, pooled investment vehicles and other accounts is described above under "Other Accounts
            Managed by the Portfolio Managers." Generally, the greatest weight is placed on the three- and five-year periods;

      o     Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager;

      o     Contribution to the business objectives of the Adviser;

      o     The dollar amount of assets managed by the portfolio manager;

      o     Market compensation survey research by independent third parties;

      o     Other qualitative factors, such as contributions to client objectives; and

      o     Performance of Morgan Stanley and Morgan Stanley Investment
            Management, and the overall performance of the Global Investor
            Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

      Securities Ownership of Portfolio Managers. As of December 31, 2005, the
dollar range of securities beneficially owned by each of Narayan Ramachandran,
Ruchir Sharma, Eric Carlson and Paul Psaila in the Fund was $   , $   , $   and
$   , respectively.

THE ADMINISTRATOR

      Morgan Stanley Investment Management Inc. also serves as administrator to the Fund pursuant to the Administration Agreement. Under the Administration
Agreement, the administration fee is 0.08% of the Fund's average weekly net assets. As approved by the Board of Directors, Morgan Stanley Investment
Management Inc. has agreed to limit the administration fee so that it will be no greater than 0.02435% of the Fund's average weekly net assets plus $24,000 per annum. This waiver is voluntary and may be terminated at any time. The
Administration Agreement covers administration costs (including out-of-pocket expenses incurred in the ordinary course of providing services under the
Administration Agreement, which were previously borne by Fund), except pricing services and extraordinary expenses.

      J.P. Morgan Investor Services Co. provides fund accounting and other services pursuant to a sub-administration agreement, dated November 1, 2004, with Morgan Stanley Investment Management Inc. and receives compensation from
Morgan Stanley Investment Management Inc. for these services.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      The Adviser places orders for securities to be purchased by the Fund. The primary objective of the Adviser in choosing brokers for the purchase and sale of securities for the Fund's portfolio will be to obtain the most favorable net results taking into account such factors as price, commission, size of order, difficulty of execution, and the degree of skill required of the broker-dealer.
The capability and financial condition of the broker may also be criteria for the choice of that broker. The placing and execution of orders for the Fund also is subject to restrictions under U.S. securities laws, including certain prohibitions against trading among the Fund and its affiliates (including

                                       45

the Adviser or its affiliates). The Fund may utilize affiliates of the Adviser in connection with the purchase or sale of securities in accordance with rules adopted or exemptive orders granted by the SEC when the Adviser believes that the charge for the transaction does not exceed usual and customary levels. In addition, the Fund may purchase securities in a placement for which affiliates of the Adviser have acted as agent to or for issuers, consistent with applicable rules adopted by the SEC or regulatory authorization, if necessary. The Fund will not purchase securities from or sell securities to any affiliate of the
Adviser acting as principal.

      The Adviser on behalf of the Fund may place brokerage transactions through brokers, including Morgan Stanley & Co. Incorporated and its affiliates, who provide it with investment research services, including market and statistical information and quotations for the Fund's portfolio valuation purposes. The terms "investment research" and "market and statistical information and quotations" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities and potential buyers or sellers of securities, as well as the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy, each and all as consistent with those services mentioned in Section 28(e) of the Exchange Act.

      Research provided to the Adviser in advising the Fund is in addition to and not in lieu of the services required to be performed by the Adviser itself, and the Adviser's fees are not reduced as a result of the receipt of such supplemental information. It is the opinion of the management of the Fund that such information is only supplementary to the Adviser's own research efforts, since the information must still be analyzed, weighed and reviewed by the
Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Fund, and not all such information is necessarily used by the Adviser in connection with the Fund. Conversely, information provided to the Adviser by brokers and dealers through whom other clients of the Adviser effect securities transactions may prove useful to the
Adviser in providing services to the Fund.

      The Fund's Board of Directors reviews at least annually the commissions allocated by the Adviser on behalf of the Fund to determine if such allocations were reasonable in relation to the benefits inuring to the Fund.

      Brokerage commissions paid by the Fund for the fiscal years ended December
31, 2003, 2004 and 2005 were US$329,081, US$416,910 and US$433,228, respectively. For the fiscal years ended December 31, 2003 and 2004 the Fund paid no brokerage commissions to affiliates. For the fiscal year ended December
31, 2005, the Fund paid US$7,300 to affiliates.

                                 NET ASSET VALUE

      The Fund determines its net asset value no less frequently than the close of business on the last business day of each week by dividing the value of the net assets of the Fund (the value of its assets less its liabilities) by the total number of shares of Common Stock outstanding. In valuing the Fund's assets, equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on
NASDAQ, for which market quotations are available, are valued at the NASDAQ
Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates value.

      All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

      Most foreign markets close before the New York Stock Exchange.
Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business

                                       46

on the New York Stock Exchange. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the New York Stock Exchange, as determined in good faith under procedures established by the Board of Directors.
All assets or liabilities of the Fund not denominated in U.S. dollars are initially valued in the currency in which they are denominated and then are translated into U.S. dollars at the prevailing foreign exchange rate on the date of valuation. The Fund's obligation to pay any local taxes, such as withholding taxes on remittances from certain Eastern European countries, are booked as a liability on the date the Fund recognizes income or marks-to-market its assets and has the effect of reducing the Fund's net asset value.

                          DIVIDENDS AND DISTRIBUTIONS;
                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

      The Fund intends to distribute to stockholders, at least annually, substantially all of its net investment income from dividends and interest earnings and any net realized capital gains. See "Taxation--U.S. Federal Income
Taxes." The Fund may elect annually to retain for reinvestment any net realized long-term capital gains.

      Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"),
each stockholder is deemed to have elected, unless the Plan Agent is otherwise instructed by the stockholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested by American Stock
Transfer & Trust Company (the "Plan Agent"), in Fund shares pursuant to the
Plan. Stockholders who do not participate in the Plan receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by
American Stock Transfer & Trust Company, as paying agent. Stockholders who do not wish to have distributions automatically reinvested should notify the Fund,
c/o the Plan Agent for Morgan Stanley Eastern Europe Fund, Inc.

      The Plan Agent serves as agent for the stockholders in administering the
Plan. If the Directors of the Fund declare an income dividend or realized capital gains distribution payable either in the Fund's Common Stock or in cash, as stockholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or to be purchased in the open market by the Plan Agent. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value unless the net asset value is less than 95% of the market price on the valuation date, in which case, at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund's shares are then listed, the next preceding trading day. If the net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy the Fund's shares in the open market, or elsewhere, with the cash in respect of the dividend or distribution, for the participants' account on, or shortly after, the payment date.

      Participants in the Plan have the option of making additional payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund's Common Stock. The Plan Agent uses all funds received from participants (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. No participant has any authority to direct the time or price at which the Plan Agent may purchase the Common Stock on its behalf. Any voluntary cash payments received more than ten days prior to January 15 will be returned by the
Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested. All voluntary cash payments should be made by check drawn on a U.S. bank (or a non-U.S. bank, if
U.S. currency is imprinted on the check) made payable to American Stock Transfer
& Trust Company payable in U.S. dollars and should be mailed to the Plan Agent for Morgan Stanley Eastern Europe Fund, Inc. at American Stock Transfer & Trust
Company, Dividend Reinvestment and Cash Purchase Plan, 59 Maiden Lane, New York,
New York 10038.

      The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Shares in

                                       47

the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy includes those shares purchased pursuant to the Plan.

      In the case of stockholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent administers the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the
Plan.

      There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions are paid by the Fund. However, each participant's account is charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant also pays brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are generally less than the usual brokerage charges, because the Plan Agent purchases stock for all participants in blocks and prorates the lower commission thus attainable.

      The automatic reinvestment of dividends and distributions does not relieve participants of any income tax which may be payable on such dividends and distributions. See "Taxation--U.S. Federal Income Taxes."

      Experience under the Plan indicates that changes are desirable.
Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all stockholders at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all stockholders. All correspondence concerning the Plan should be directed to the Plan Agent for Morgan Stanley Eastern Europe Fund, Inc. at American Stock
Transfer & Trust Company, Dividend Reinvestment and Cash Purchase Plan, 59
Maiden Lane, New York, New York 10038.

                                    TAXATION

U.S. FEDERAL INCOME TAXES

RIGHTS

      The receipt and the exercise of the Rights should not be taxable for U.S.
federal income tax purposes. In general, if exercised, the tax basis of the
Rights received should be determined by allocating to the Rights a portion of the recipient's existing tax basis in its shares with respect to which the distribution is made. However, if the Rights have a fair market value, at the time of the distribution, of less than 15% of the fair market value of the shares with respect to which the distribution is made, the Rights will have a basis of zero unless the recipient elects otherwise.

      Generally, a stockholder will have a tax basis in any shares acquired upon exercise of the Rights equal to the Subscription Price plus the tax basis in the
Rights, if any. The holding period of the shares will commence on the date of the exercise.

THE FUND

      The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its stockholders. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the U.S. Internal Revenue Service ("IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S.
federal, state, local and foreign tax concerns affecting the Fund and its stockholders (including stockholders owning large positions in the Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors to determine the tax consequences to them of investing in the Fund.

                                       48

      The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Code. In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, the Fund must, among other things: (a) derive at least 90%
of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from an interest in a "qualified publicly traded partnership," as defined in the
Code; (b) diversify its holdings so that, at close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and securities of other issuers as to which the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of any one such issuer and as to which the
Fund must not have held more than 10% of the outstanding voting securities of any one such issuer which includes for these purposes equity securities of a qualified publicly traded partnership, no more than 25% of the value of its total assets may be invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same or similar or related trades or businesses, and no more than 25% of the value of a regulated investment company's total assets may be invested in the securities of one or more qualified publicly traded partnerships. In addition, the separate treatment for publicly traded partnerships under the passive loss rules of the Code applies to a regulated investment company holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.

      For purposes of the 90% of gross income requirement described above, the
Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to the Fund's business of investing in stock or securities. While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of the Fund's foreign currency gains as non-qualifying income.

      As a regulated investment company, the Fund will not be subject to U.S.
federal income tax on its investment company taxable income that it distributes to its stockholders, provided that at least 90% of its investment company taxable income for the taxable year is distributed to its stockholders; however, the Fund will be subject to tax on its income and gains, to the extent that it does not distribute to its stockholders an amount equal to such income and gains. Investment company taxable income includes dividends, interest and net short-term capital gains in excess of net long-term capital losses, but does not include net long-term capital gains in excess of net short-term capital losses.
The Fund intends to distribute annually to its stockholders substantially all of its investment company taxable income. If necessary, the Fund intends to borrow money or liquidate assets to make such distributions. If the Fund fails to satisfy the 90% distribution requirement or fails to qualify as a regulated investment company in any taxable year, it will be subject to tax in such year on all of its taxable income, whether or not the Fund makes any distributions to its stockholders.

      Stockholders normally will be subject to U.S. federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are generally taxable to the stockholder as ordinary income regardless of whether the stockholder receives such payments in additional shares or in cash. For taxable years beginning on or before December 31, 2008, the Fund may designate distributions of investment income derived from dividends of U.S. corporations or "qualified foreign corporations" as "qualified dividend income," provided holding period and other requirements are met by the Fund. Qualified dividend income will be taxed at the same rate as long-term capital gains. Generally,
"qualified foreign corporations" are corporations that are either eligible for benefits of a comprehensive income tax treaty with the United States or a corporation whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. To be eligible for the reduced rate, a corporation paying the dividend cannot be a passive foreign investment company ("PFIC") in the year of distribution or the prior year.

      A dividend paid by the Fund to a stockholder will not be treated as qualified dividend income of the stockholder if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with

                                       49

respect to such dividend (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

      Since the Fund will not invest in the stock of domestic corporations, distributions to corporate stockholders of the Fund will not be entitled to the deduction for dividends received by corporations.

      As a regulated investment company, the Fund also will not be subject to
U.S. federal income tax on its net long-term capital gains in excess of net short-term capital losses and capital loss carryovers, if any, that it distributes to its stockholders. If the Fund retains for reinvestment or otherwise an amount of such net long-term capital gains, it will be subject to a tax of up to 35% of the amount retained. The Board of Directors of the Fund will determine at least once a year whether to distribute any net long-term capital gains in excess of net short-term capital losses and capital loss carryovers from prior years. The Fund expects to designate amounts retained as undistributed capital gains in a notice to its stockholders who are stockholders of record as of the close of a taxable year of the Fund who, if subject to U.S.
federal income taxation (a) will be required to include in income for U.S.
federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, and (b) will be entitled to credit against their U.S. federal income tax liabilities their proportionate shares of the tax paid by the Fund on the undistributed amount and to claim refunds to the extent that their credits exceed their liabilities. For U.S. federal income tax purposes, the basis of shares owned by a stockholder of the Fund will be increased by an amount equal to 65% of the amount of undistributed capital gains included in the stockholder's income. Distributions of net long-term capital gains, if any, by the Fund are taxable to its stockholders as long-term capital gains whether paid in cash or in shares and regardless of how long the stockholder has held the Fund's shares. Such distributions of net long-term capital gains are not eligible for the dividends received deduction. Under the
Code, net long-term capital gains generally will be taxed at a rate no greater than 15% for individuals and 35% for corporations. Stockholders will be notified annually as to the U.S. federal income tax status of their dividends and distributions.

      Net capital, currency and passive foreign investment company losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended
December 31, 2005, the Fund deferred to January 3, 2006, for U.S. Federal income tax purposes, post-October currency losses of $8,000.

      Stockholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares equal to such amount.

      If the net asset value of shares is reduced below a stockholder's cost as a result of a distribution by the Fund, the distribution will be taxable even though it, in effect, represents a return of invested capital. Investors considering buying shares just prior to a dividend or capital gain distribution payment date should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to the record date for a distribution will receive a distribution which will be taxable to them. The amount of capital gains realized and distributed (which from an investment standpoint may represent a partial return of capital rather than income) in any given year will be the result of action taken for the best investment of the principal of the Fund, and may therefore vary from year to year.

      If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a)
the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock.
Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated income, and stockholders may receive dividends in an earlier year than would otherwise be the case.

      Under the Code, the Fund may be subject to a 4% excise tax on a portion of its undistributed income. To avoid the tax, the Fund must distribute annually at least 98% of its ordinary income (not taking into account any

                                       50

capital gains or losses) for the calendar year and at least 98% of its capital gain net income for the 12-month period ending, as a general rule, on October 31 of the calendar year. For this purpose, any income or gain retained by the Fund that is subject to corporate income tax will be treated as having been distributed at year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, in the previous year. For a distribution to qualify under the foregoing test, the distribution generally must be declared and paid during the year. Any dividend declared by the Fund in October, November or December of any year and payable to stockholders of record on a specified date in such a month shall be deemed to have been received by each stockholder on December 31 of such year and to have been paid by the Fund not later than December 31 of such year, provided that such dividend is actually paid by the Fund during January of the following year.

      The Fund will maintain accounts and calculate income by reference to the
U.S. dollar for U.S. federal income tax purposes. The majority of the Fund's investments will be maintained and income therefrom calculated by reference to
non-U.S. currencies, and such calculations will not necessarily correspond to the Fund's distributable income and capital gains for U.S. federal income tax purposes as a result of fluctuations in currency exchange rates. Furthermore, exchange control regulations may restrict the ability of the Fund to repatriate investment income or the proceeds of sales of securities. These restrictions and limitations may limit the Fund's ability to make sufficient distributions to satisfy the 90% distribution requirement and avoid the 4% excise tax.

      The Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses. These rules could therefore affect the character, amount and timing of distributions to stockholders. These provisions also may require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) which may cause the
Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections, and will make the appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company and minimize the imposition of income and excise taxes.

      Upon the sale or exchange of its shares, a stockholder will realize a taxable gain or loss depending upon the amount realized and the stockholder's basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the stockholder's hands, and will be long-term if the stockholder's holding period for the shares is more than 12 months and otherwise will be short-term. Long-term capital gain rates applicable to individuals have been reduced, in general, to 15% (or 5% for individuals in the 10% or 15% rate brackets); however, such rates are set to expire after
December 31, 2008 absent further legislation. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gains distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a stockholder on the sale of Fund shares held by the stockholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the stockholder with respect to such shares.

      A repurchase by the Fund of shares generally will be treated as a sale of the shares by a stockholder provided that after the repurchase the stockholder does not own, either directly or by attribution under Section 318 of the Code, any shares. If, after a repurchase a stockholder continues to own, directly or by attribution, any shares, and has not experienced a meaningful reduction in its proportionate interest in the Fund, it is possible that any amounts received in the repurchase by such stockholder will be taxable as a dividend to such stockholder. If, in addition, the Fund has made such repurchases as part of a series of redemptions, there is a risk that stockholders who do not have any of their shares repurchased would be treated as having received a dividend distribution as a result of their proportionate increase in the ownership of the
Fund.

                                       51

PASSIVE FOREIGN INVESTMENT COMPANIES

      If the Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources
(such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its stockholders. The
Fund would not be able to pass through to its stockholders any credit or deduction for such a tax. An election may generally be available that may ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash and may require certain information to be furnished by the foreign corporation, which may not be provided. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its return from these investments. Dividends paid by PFICs will not qualify as qualified dividend income eligible for taxation at reduced tax rates.

FOREIGN TAX CREDITS

      Income and gains received by the Fund from sources outside the United
States will be subject to withholding and other taxes imposed by Eastern
European countries and possibly other foreign countries. If the Fund qualifies as a regulated investment company, if certain distribution requirements are satisfied and if, as expected, more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations (which should include obligations issued by government issuers), the Fund may elect, for U.S. federal income tax purposes, to treat any foreign country's income or withholding taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles, as paid by its stockholders. The Fund expects to make this election. As a consequence, each stockholder will be required to include in its income an amount equal to its allocable share of such income taxes paid by the Fund to a foreign country's government and the stockholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S.
federal income tax due, if any, or to deduct their portions from their U.S.
taxable income, if any. Stockholders that are exempt from tax under Section
501(a) of the Code, such as pension plans, generally will derive no benefit from the Fund's election. However, these stockholders should not be disadvantaged either because the amount of additional income they are deemed to receive equal to their allocable share of such foreign countries' income taxes paid by the
Fund generally will not be subject to U.S. federal income tax.

      The amount of foreign taxes that may be credited against a stockholder's
U.S. federal income tax liability will generally be limited, however, to an amount equal to the stockholder's U.S. federal income tax rate multiplied by its foreign source taxable income. In addition, this limitation must be applied separately to certain categories of foreign source income, one of which is foreign source "passive income." For this purpose, foreign source "passive income" includes dividends, interest, capital gains and certain foreign currency gains. As a consequence, certain stockholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by the Fund. Stockholders should consult their own tax advisers with respect to making this election. Each stockholder will be notified within 60 days after the close of the Fund's taxable year whether, pursuant to the election described above, the foreign taxes paid by the Fund will be treated as paid by its stockholders for that year and, if so, the notification will designate (i) the stockholder's portion of the foreign taxes paid to each country and (ii) the portion of the Fund's dividends and distributions that represents income derived from sources within the country. The U.S. foreign tax credit rules are complex. Stockholders should consult their own tax advisors concerning the U.S. foreign tax credit rules and the applicability of any relevant treaty rules.

FOREIGN STOCKHOLDERS

      Taxation of a stockholder who, as to the United States, is a foreign investor depends, in part, on whether the stockholder's income from the Fund is
"effectively connected" with a United States trade or business carried on by the stockholder.

      In general, distributions (other than capital gain dividends) that are treated as dividends under the Code that are paid to a stockholder that is not a
"U.S. person" within the meaning of the Code (such stockholder, a "foreign

                                       52

person") are subject to withholding of U.S. federal income tax at a rate of 30%
(or lower applicable treaty rate). However, effective for taxable years of the
Fund beginning before January 1, 2008, the Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person (the Fund at this time does not anticipate to generate a significant amount of qualified U.S. interest investment income) and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund. In addition distributions from the Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor)
in "U.S. real property holding corporations," will be treated as effectively connected income and generally subject to the rules discussed below. In respect of dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs may give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax and may be subject to withholding under future regulations.

      If a foreign investor is a resident alien or if dividends or distributions from the Fund are effectively connected with a U.S. trade or business carried on by the foreign investor, dividends of net investment income, distributions of net short-term and long-term capital gains, amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale of shares of the Fund will be subject to U.S. income tax at the rates applicable to U.S. citizens or domestic corporations. If the income from the
Fund is effectively connected with a U.S. trade or business carried on by a foreign investor that is a corporation, then such foreign investor also may be subject to the 30% branch profits tax.

      The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Stockholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign investors are advised to consult their own tax advisers with respect to (a)
whether their income from the Fund is or is not effectively connected with a
United States trade or business carried on by them, (b) whether they may claim the benefits of an applicable tax treaty and (c) any other tax consequences to them of an investment in the Fund.

NOTICES

      Stockholders will be notified annually by the Fund as to the U.S. federal income tax status of the dividends, distributions and deemed distributions made by the Fund to its stockholders. Furthermore, stockholders will be sent, if appropriate, various written notices after the close of the Fund's taxable year as to the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that were treated as having been paid)
by the Fund to its stockholders during the preceding taxable year.

BACKUP WITHHOLDING

      Amounts paid by the Fund to individuals and certain other stockholders who have not provided the Fund with their correct taxpayer identification number
("TIN") and certain certifications required by the IRS as well as stockholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the gross proceeds of sales of shares, at a rate equal to the fourth highest rate of tax applicable to a single individual (currently, 28%). An individual's TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a stockholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

OTHER TAXATION

      Distributions also may be subject to additional state, local and foreign taxes depending on each stockholder's particular position.

                                       53

      THE U.S. FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS A SUMMARY
INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY. IN VIEW OF THE INDIVIDUAL NATURE
OF TAX CONSEQUENCES, EACH STOCKHOLDER IS ADVISED TO CONSULT HIS OWN TAX ADVISER
WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO HIM OF PARTICIPATION IN THE
FUND, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN, AND OTHER
TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.

                                  COMMON STOCK

      The authorized capital stock of the Fund is 100,000,000 shares of Common
Stock, $0.01 par value. Shares of the Fund, when issued in exchange for payment of the consideration therefor, will be fully paid and nonassessable and will have no conversion, preemptive or other subscription rights. Holders of Common
Stock are entitled to one vote per share on all matters to be voted upon by stockholders and may not cumulate their votes in the election of Directors.
Thus, holders of more than 50% of the shares voting for the election of
Directors have the power to elect 100% of the Directors. All shares are equal as to assets, earnings and the receipt of dividends and distributions, if any, as may be declared by the Board of Directors out of funds available therefor;
however, the Fund's Board of Directors has the authority to classify and reclassify any authorized but unissued shares of capital stock and to establish the rights and preferences of such unclassified shares. In the event of liquidation, dissolution or winding up of the Fund, each share of Common Stock is entitled to receive its proportion of the Fund's assets remaining after payment of all debts and expenses and the amounts to which holders of any class of stock hereafter classified or reclassified having a preference on distributions in liquidation, dissolution or winding up of the Fund may be entitled.

      Set forth below is information with respect to the Fund's Common Stock as
of    , 2006:

                                                                                               AMOUNT HELD BY THE
TITLE OF ISSUE                               AUTHORIZED                OUTSTANDING          FUND OR FOR ITS ACCOUNT
--------------                               ----------                -----------          -----------------------

Common Stock, $0.01 par value            100,000,000 shares                shares                     shares

      The Fund does not presently intend to offer additional shares of Common
Stock other than pursuant to the Offer, except that additional Common Stock may be issued under the Plan. Any other offerings of the Fund's shares will require approval of the Fund's Board of Directors and will be subject to the requirements of the 1940 Act, including the requirement that shares may not be sold at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing stockholders or with the consent of a majority of the Fund's shares.

      The Fund's shares are listed and traded on the New York Stock Exchange.
The following table shows the high and low closing prices on the New York Stock
Exchange per share of Common Stock and the high and low net asset value per share for each quarter since March 2004.

                                     MARKET PRICE(1)         NET ASSET VALUE(2)
                                    ------------------      -------------------
QUARTER ENDED                        HIGH         LOW        HIGH          LOW
-------------                       ------      ------      ------       ------
March 31, 2004..................    $34.00      $26.00      $36.49       $29.66
June 30, 2004...................    $35.25      $24.85      $37.24       $29.87
September 30, 2004..............    $28.50      $24.48      $31.67       $27.11
December 31, 2004...............    $32.72      $25.45      $35.47       $28.58
March 31, 2005..................    $31.98      $25.63      $33.58       $29.13
June 30, 2005...................    $30.17      $26.41      $32.31       $29.75
September 30, 2005..............    $36.77      $27.89      $34.34       $30.05
December 31, 2005 ..............    $42.95      $31.12      $36.97       $32.11
March 31, 2006..................    $           $           $            $

(1)   As reported by the New York Stock Exchange.

(2)   Based on the Fund's computations.

                                       54

      The closing market price and net asset value per share of the Fund's
Common Stock on    , 2006 were US$    and US$   , respectively, which represents
a market price premium above net asset value of    %.

      The Fund is a closed-end investment company, and as such its stockholders do not have the right to cause the Fund to redeem their shares of Common Stock.
The Fund, however, may repurchase shares of Common Stock from time to time in the open market or in private transactions when it can do so at prices at or below the current net asset value per share on terms that represent a favorable investment opportunity. Subject to its investment limitations and to applicable provisions of the MGCL, the Fund may borrow to finance the repurchase of shares.
The payment of interest on borrowings will increase the Fund's expenses and consequently reduce net income. In addition, the Fund is required under the 1940
Act to maintain "asset coverage" of not less than 300% of its "senior securities representing indebtedness" as such terms are defined in the 1940 Act.

      The Fund's shares of Common Stock will trade in the open market at a price which is a function of several factors, including their net asset value and yield. The shares of closed-end investment companies frequently sell at a discount from, but sometimes at a premium over, their net asset values. See
"Risk Factors and Special Considerations." There can be no assurance that it will be possible for investors to resell shares of the Fund at or above the price at which shares are offered by this Prospectus or that the market price of the Fund's shares will equal or exceed net asset value. The Fund may from time to time repurchase its shares at prices below their net asset value or make a tender offer for its shares. While this may have the effect of increasing the net asset value of those shares that remain outstanding, the effect of such repurchases on the market price of the remaining shares cannot be predicted.

      Any offer by the Fund to repurchase shares will be made at a price based upon the net asset value of the shares at the close of business on or within 14 days after the last date of the offer. Each offer will be made and stockholders notified in accordance with the requirements of the Exchange Act and the 1940
Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. When a repurchase offer is authorized by the
Fund's Board of Directors, a stockholder wishing to accept the offer may be required to offer to sell all (but not less than all) of the shares owned by such stockholder (or attributed to him for federal income tax purposes under
Section 318 of the Code). The Fund will purchase all shares tendered in accordance with the terms of the offer unless it determines to accept none of them (based upon one of the conditions set forth below). Persons tendering shares may be required to pay a service charge to help defray certain costs of the transfer agent. Any service charges will not be deducted from the consideration paid for the tendered shares. During the period of a repurchase offer, the Fund's stockholders will be able to determine the Fund's current net asset value (which will be calculated weekly) by use of a toll free telephone number.

      The Fund's Articles of Incorporation and By-Laws include provisions that could limit the ability of others to acquire control of the Fund, to modify the structure of the Fund or to cause it to engage in certain transactions. These provisions, described below, also could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging third parties from seeking to obtain control of the Fund in a tender offer or similar transaction. In the opinion of the Fund, however, these provisions offer several possible advantages. They potentially require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objective.

      The Fund's Articles of Incorporation, as well as the Fund's By-Laws, provide that the Fund's Board of Directors have the sole power to adopt, alter or repeal the Fund's By-Laws. The Directors will be divided into three classes, each having a term of three years, with the term of one class expiring each year. In addition, a Director may be removed from office only with cause and only by the affirmative vote of a majority of all votes entitled to be cast by
Fund's stockholders generally for the election of directors, and the affirmative vote of 75% or more of the Fund's outstanding shares is required to amend, alter or repeal the provisions in the Fund's Articles of Incorporation relating to amendments to the Fund's By-Laws and to removal of Directors. See "Management of the Fund--Directors and Officers of the Fund." These provisions could delay the replacement of a majority of the Directors

                                       55

and have the effect of making changes in the Board of Directors more difficult than if such provisions were not in place.

      The affirmative vote of the holders of 75% or more of the outstanding shares is required to (1) convert the Fund from a closed-end to an open-end investment company, (2) merge or consolidate with any other entity or enter into a share exchange transaction in which the Fund is not the successor corporation,
(3) dissolve or liquidate the Fund, (4) sell all or substantially all of its assets, (5) cease to be an investment company registered under the 1940 Act, (6)
issue to any person securities in exchange for property worth $1,000,000 or more, exclusive of sales of securities in connection with a public offering, issuance of securities pursuant to a dividend reinvestment plan or other stock dividend or issuance of securities upon the exercise of any stock subscription rights or (7) amend, alter or repeal the above provisions in the Fund's Articles of Incorporation. However, if such action has been approved or authorized by the affirmative vote of at least 70% of the entire Board of Directors, the affirmative vote of only a majority of the outstanding shares would be required for approval, except in the case of the issuance of securities, in which no stockholder vote would be required unless otherwise required by applicable law.
The principal purpose of the above provisions is to increase the Fund's ability to resist takeover attempts and attempts to change the fundamental nature of the business of the Fund that are not supported by either the Board of Directors or a large majority of the stockholders. These provisions make it more difficult to liquidate, take over or open-end the Fund and thereby are intended to discourage investors from purchasing its shares with the hope of making a quick profit by forcing the Fund to change its structure. These provisions, however, would apply to all actions proposed by anyone, including management, and would make changes in the Fund's structure accomplished through a transaction covered by the provisions more difficult to achieve. The foregoing provisions also could impede or prevent transactions in which holders of shares of Common Stock might obtain prices for their shares in excess of the current market prices at which the
Fund's shares were then trading. Although these provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund, the Fund believes the conversion of the Fund from a closed-end to an open-end investment company to eliminate the discount may not be desired by stockholders, who purchased their Common Stock in preference to stock of the many mutual funds available.

      The Fund holds annual meetings as required by the rules of the New York
Stock Exchange. Under Maryland law and the Fund's By-Laws, the Fund is required to call a special meeting of its stockholders upon the written request of stockholders entitled to cast at least 25% of all the votes entitled to be cast at such special meeting. Any request for such a special meeting must state the purpose of the meeting and the matters proposed to be acted on at it. The
Secretary of the Fund shall (i) inform the stockholders who make the request of the reasonably estimated cost of preparing and mailing a notice of the meeting, and (ii) on payment of these costs to the Fund notify each stockholder entitled to notice of the meeting. Notwithstanding the above, under Maryland law and the
Fund's By-Laws, unless requested by stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting, a special meeting need not be called to consider any matter which is substantially the same as a matter voted on at any special meeting of the stockholders held during the preceding 12 months.

               DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

      American Stock Transfer & Trust Company (the "Transfer Agent") acts as the
Fund's dividend paying agent, transfer agent and the registrar for the Fund's
Common Stock. The principal address of the Transfer Agent is 59 Maiden Lane, New
York, New York 10038.

                                    CUSTODIAN

      JPMorgan Chase Bank, N.A. serves as custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940
Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. The principal business address of the Custodian is 270 Park Avenue, New York, New York 10017.

                                       56

                                 CODE OF ETHICS

      The Fund's Board of Directors approved a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Fund. The Adviser is subject to a Codes of
Ethics under Rule 17j-1. Each Code of Ethics establishes policies and procedures for personal investing by employees and restricts certain transactions.
Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

      THE CODES OF ETHICS MAY BE VIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE
ROOM IN WASHINGTON, D.C. INFORMATION ABOUT THE SEC'S PUBLIC REFERENCE ROOM MAY
BE OBTAINED BY CALLING THE SEC AT (202) 551-8090. THE CODES OF ETHICS ALSO MAY
BE AVAILABLE ON THE EDGAR DATABASE ON THE SEC'S WEBSITE, HTTP://WWW.SEC.GOV, OR
BE OBTAINED, AFTER PAYING A DUPLICATING FEE, BY ELECTRONIC REQUEST TO
PUBLICINFO@SEC.GOV, OR BY WRITING TO: SEC'S PUBLIC REFERENCE SECTION, 100 F
STREET, NE, WASHINGTON, D.C. 20549. THIS REFERENCE TO THE WEBSITE DOES NOT
INCORPORATE THE CONTENTS OF THE WEBSITE INTO THIS PROSPECTUS.

                       PROXY VOTING POLICY AND PROCEDURES

      The Board of Directors has delegated to the Adviser authority to vote all proxies relating to the Fund's portfolio securities pursuant to the Fund's proxy voting policies and procedures, which are set out in Appendix C to this
Prospectus. A copy of the Proxy Policy, as well as the Fund's most recent proxy voting record for the 12-month period ended June 30 are filed with the SEC and are available without charge on our web site at www.morganstanley.com/funds. The
Fund's proxy voting record is also available without charge on the SEC's web site at www.sec.gov. This reference to the website does not incorporate the contents of the website into this Prospectus.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The financial statements included in the Fund's Annual Report to
Stockholders as of December 31, 2005 [will be incorporated by reference] into
this Prospectus in reliance on the report of    , the Fund's independent
registered public accounting firm, given on the authority of that firm, as
experts in accounting and auditing.    's principal address is    .

                                  LEGAL MATTERS

      With respect to matters of United States law, the validity of the Shares offered hereby will be passed on for the Fund by Clifford Chance US LLP, New
York, New York. Counsel for the Fund will rely, as to matters of Maryland law,
on    ,   ,   .

      It is likely that foreign persons do not have assets in the United States that could be attached in connection with any U.S. action, suit or proceeding.
The Fund has been advised that there is substantial doubt as to the enforceability in the countries in which such persons reside of the civil remedies and criminal penalties afforded by the U.S. federal securities laws. It is also unclear if extradition treaties now in effect between the United States and any such countries would subject such persons to effective enforcement of criminal penalties. Such persons have irrevocably appointed the Fund as their agent for service of process in any action, suit or proceeding under the provisions of the U.S. securities laws.

      The books and records of the Fund required under U.S. law are maintained at an office of the Fund in the United States and are subject to inspection by the SEC.

                             ADDITIONAL INFORMATION

      Further information concerning these securities and the Fund may be found in the Registration Statement, of which this Prospectus constitutes a part, which is on file with the SEC.

                                       57

                              FINANCIAL STATEMENTS

      The Fund's Annual Report for the fiscal year ended December 31, 2005 (the
"Annual Report") [will be incorporated herein by reference] with respect to all information other than the information set forth in the Chairman's Statement included therein. The Fund will furnish, without charge, a copy of its Annual
Report upon request by writing to Morgan Stanley Eastern Europe Fund, Inc., c/o
JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017, or by calling
(800) 221-6726.

                                       58

                                                                      APPENDIX A

      The information set forth in this Appendix A has been extracted from various government, multi-national institutions and stock exchange publications.
The Fund, its Board of Directors and the Adviser make no representation as to the accuracy of the information, nor has the Fund or its Board of Directors attempted to verify the statistical information presented in this Appendix A.
Furthermore, no representation is made that any correlation exists between the countries set forth in this Appendix A or their economies in general and the performance of the Fund.

                           CENTRAL EUROPEAN COUNTRIES

      The information set forth in this Appendix has been extracted from various sources believed by the Fund to be reliable. However, the Fund makes no representation as to the accuracy of the information, nor has the Fund or its
Board of Directors attempted to verify it. Furthermore, no representation is made that any correlation will exist between Eastern European countries, economies or stock markets in general and the performance of the Fund.

INTRODUCTION

      The countries in which the Fund invests (the "Eastern European Countries")
includes Russia, the other former Soviet Republics and countries in Central and
Eastern Europe. The Fund concentrates its investments in listed equity securities, unlisted equity securities and debt instruments of issuers in
Russia, the Czech Republic, Poland and Hungary. [The Fund also currently invests in: Albania, Belarus, the People's Republic of Bulgaria, Croatia,
Estonia, Latvia, Lithuania, Macedonia, Moldova, Serbia Montenegro, Romania,
Slovakia, Slovenia and the Ukraine.] [As opportunities develop, investments may be made in Armenia, Azerbaijan, Georgia, Kazakhstan, Kyrgyzstan, Tajikistan,
Turkmenistan and Uzbekistan.] The economies and securities markets that are the primary focus of the Fund's investments, the Czech Republic, Poland, Hungary as well as Russia, are discussed below. Data on the United States appears for comparative purposes only.

      In 2005, the combined total GDP of all Eastern European countries in which the Fund invests was approximately $2.5 trillion. The combined total GDP of
Russia, the Czech Republic, Poland and Hungary was approximately $[    ]
trillion. By way of comparison, the GDP for the United States was approximately
$12.44 trillion in 2005.

      The total population of the Eastern European countries in which the Fund currently invests is 399.59 million. The total population of the five countries in which the Fund currently primarily invests, Russia, the Czech Republic,
Poland and Hungary was approximately [     ] million in 2005.

                                       A-1

        SELECTED ECONOMIC DATA OF COUNTRIES IN WHICH THE FUND MAY INVEST

                                                                     POPULATION
                                       GDP 2005      GDP GROWTH,       2005E       INFLATION
              COUNTRY               (US$ BILLIONS)     2005 (%)      (MILLIONS)       2005
--------------------------------    -------------    -----------    ------------   ---------

Czech Republic...................        125.71          4.0           10.24          2.5%
Hungary..........................        107.14          3.7           10.01          4.0%
Poland...........................        312.26          3.5           38.64          3.1%
Russia...........................        755.44          6.0          143.42         11.8%
Albania                                  8.95            6.0            3.56          2.4%
Belarus                                  27.06           7.1           10.30         13.0%
People's Republic of Bulgaria            25.96           5.5            7.50          4.0%
Croatia                                  35.10           3.8            4.50          2.7%
Estonia                                  12.31           6.0            1.33          3.7%
Latvia                                   15.39           7.3            2.29          5.7%
Lithuania                                23.70           7.0            3.60          2.9%
Macedonia                                4.96            3.7            2.04          1.5%
Moldova                                  2.90            5.0            4.46         10.0%
Romania                                  79.85           5.5           22.34          8.2%
Serbia                                   26.24           4.6           10.83         14.2%
Slovakia                                 50.32           4.8            5.43          3.6%
Slovenia                                 35.11           4.0            2.01          2.3%
Ukraine                                  82.69           7.0           47.43         12.5%

________________
Sources: CIA World Factbook 2005; www.Econstats.com,  IMF World Economic Outlook
EconStats.
e = estimated

      Securities Markets. Russia, the Czech Republic, Poland and Hungary
have developed the most sophisticated and active markets of the Eastern European countries. There are less active markets in several other Eastern European countries. Eastern European securities markets have grown rapidly following the implementation of political and economic reforms. These markets are largely affected by the inflow of international funds which in turn is affected by world economic events and monetary policy. The returns from these markets may show a low correlation with global equity markets thereby providing opportunities for investment diversification. As of December 31, 2005, the securities markets of the Czech Republic, Russia, Poland and Hungary had a total market capitalization of approximately $[ ] billion. By way of comparison, the aggregate market capitalization on the New York Stock Exchange was $13.3 trillion as of December
31, 2005. Of the five most advanced Eastern European markets, during 2005, the average daily trading volume on the Russian primary stock exchange in dollar value terms was approximately $[ ] million the average daily trading volume on the exchanges of the Czech Republic, Poland and Hungary were approximately $ [ ]
billion, PLN [ ] billion and [ ] million euro respectively in terms of value.
The average daily trading volume in terms of value on the Turkish ISE during
2005 was YTL 319.29 million. For purposes of comparison, the average daily trading volume in terms of dollars on the New York Stock Exchange during 2005 was approximately $54.7 billion.

              COMPARISON OF THE EXCHANGES IN WHICH THE FUND INVESTS

                                          EQUITY SHARES LISTED                    TRADED VALUES (US$ MILLION)
                                -----------------------------------------   ----------------------------------------
                                 Number of     Market Capitalization (US$
                                 Companies              Million)                 Stock Market           Bonds
                                ------------   --------------------------   -------------------- --------------------
EXCHANGE                        2004    2005       2004           2005        2004        2005      2004       2005
----------------------------    -----  -----   -----------       ------     ---------   -------  ----------   --------

Budapest SE................       48     [ ]     28,597.8          [ ]       13,470.3      [ ]      1,495.6      [ ]
Istanbul SE................      297     [ ]     98,298.5          [ ]      147,830.0      [ ]    420,406.7      [ ]
Prague SE..................      [ ]     [ ]     43,670.5          [ ]          [ ]        [ ]        [ ]        [ ]
RTS SE.....................      [ ]     [ ]        [ ]            [ ]          [ ]        [ ]        [ ]        [ ]
Warsaw SE..................      216     [ ]     70,530.9          [ ]       16,801.4      [ ]      1,187.0      [ ]

_________________
Source:  FIBV Focus Monthly Statistics (Federation Internationale Des Bourses
De Valeurs).

Note: FIBV states that due to different reporting rules, calculation methods and currency exchange rates, turnover figures are not entirely comparable.

Source: ISE Annual Factbook 2004, Prague Exchange Annual Factbook 2004

                                      A-2

      THE TABLE BELOW ILLUSTRATES THE CLOSING PRICE OF EACH OF THE FIVE LARGEST
INDEXES OF THE EASTERN EUROPEAN COUNTRIES FROM 2001 TO 2005:

                                  STOCK INDICES

                                                        CLOSING PRICE
                                         -------------------------------------------   ----------------------------
                         YEAR OF STOCK
                             MARKET      DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                         ESTABLISHMENT       2001            2002           2003            2004           2005
                         -------------   ------------    ------------   ------------    ------------   -------------

Czech Republic($'s)(1)        1993             10.98           15.29           25.30          46.23           59.89
Hungary($'s)(2).......        1990             25.74           34.74           44.83          81.24           97.29
Poland($'s)(3)........        1991          3,511.26        3,748.15        5,571.33       8,853.94       10,955.78
Russia(rubles)(5).....        1994          1,763           2,565           3,758          3,831           7,302*

_______________________
Source: International Finance Corporation, Emerging Stock Market Factbook 1996,
Deutsche Bank Research, RTS Website

(1)   PX 50 (April 1994 = 1, 000).

(2)   BSE BUX (January 1992 = 1, 000).

(3)   WIG

(4)   ISE National Exchange

(5)   RTS Index

*as of 1/10/2006
RUSSIA

      Introduction. The Russian Federation has a land area of approximately 6.6 million square miles. By the middle of 2005, it had a population of approximately 148.5 million.

      Russia's economy has displayed positive growth since 1998. According to the IMF Economic Outlook Report, the rate of GDP growth, in real terms, was 7.3%
in 2003, 7.1% in 2004 and 6.0% in 2005. Russia's economy has been characterized by high rates of inflation. The annual rate of inflation, as indicated by the
CPI Index has fallen from 876% in 1993 to 13.7% in 2003, 10.9% in 2004 and 11.8%
in 2005.

      These recent statistics indicate that Russia's drastic economic reforms have produced encouraging results, and the economic situation appears to be stabilizing. However, while Russia has posted economic growth in real terms in each of the last seven fiscal years, averaging 6.4% since 1998, Russia remains dependent on natural resources, which constitute more than 80% of its exports.
Therefore, the Russian economy could be greatly influenced by price fluctuations in the prices of natural resources, primarily, the price of oil.

      Securities Markets. After the 1990 law relating to the establishment of securities exchanges, a significant number of exchanges were created throughout
Russia. The largest of which are located in Moscow, St. Petersburg and
Vladivostok. The vast majority of share transactions are carried out through the
Russian Trading System ("RTS"), which is modeled after the NASDAQ, has been in existence since early 1995. The exchange upgraded its software system in 1998.
The RTS lists leading Russian securities and provides a benchmark for the
Russian market. It lists stocks and bonds and distributes financial information using major financial information services such as Reuters and Bloomberg.

      Today, the RTS now includes the RTS Classic Market, on which currency is settled; the RTS T+0 Market, where a double-auction anonymous market with full preliminary deposition of assets; the FORTS, on which futures and options are traded; the RTS Board provides quotes for securities not traded on the RTS; the
NQS Bills provides quotes for bills issued by Russian companies.

      The RTS Stock exchange consisted of more than 300 securities by the end of
2004, including more than 40 bonds. FORTS listed 8 futures and 5 option contracts. The RTS quotation systems provides quotes on approximately 700 stocks and 500 bills issued by Russian companies. Investors can invest through Internet trading on the RTS in real time. The RTS Index, first calculated on September 1,
1995, is the benchmark for the Russian securities markets. It is calculated every thirty minutes during each trading session.

                                      A-3

      The Federal Securities Market Commission regulates the Russian Markets.
The Russian laws providing for investor protection are less developed than those of United States. [The Moscow over-the-counter market is also self-regulated by its brokers, through a body known as PAUFOR. Membership in PAUFOR has certain requirements including minimum capitalization and annual audits of financial statements. PAUFOR is responsible for the maintenance of an orderly market, and has established numerous dealing practices and rules.]

      [Russian companies possess less historical financial data than those traded on U.S. exchanges, and shareholder reporting obligations are lesser than those in the United States. However, many of the larger capitalized companies have engaged Western accounting firms to help them prepare their financial statements. Russian accounting differs significantly from Western accounting, and as a result the current Russian accounts published by firms may not be reliable. Also, there are limitations on private security ownership and foreign ownership of certain strategic industries, particularly those associated with national defense.]

                        SELECTED ECONOMIC DATA FOR RUSSIA

                                                2001       2002      2003      2004       2005
                                              --------   -------   --------  -------    --------

GDP Growth..................................     5.1%       4.7%      7.3%      7.1%       6.0%
Inflation Rate(CPI % Year Over Year)........    21.5       15.8      13.7      10.9       11.8
Current Account (US$ billions)..............   33.42      30.93     35.41     59.61      85.94
Exchange Rate Year End (Ruble per US$)......   30.14      31.78     29.45     27.75      28.78

___________________
Source:  www.econstats.com,  IMF World Economic Outlook and EconStats,  Exchange
rates from Bank of Russia

                                       A-4

THE CZECH REPUBLIC

      Introduction. The Czech Republic has a land area of approximately 30,000 square miles. By the middle of 2005, it had a population of approximately 10.3 million.

      The rate of growth for the GDP of the Czech Republic, in real terms, was
3.7% in 2003 and 4.0% in both 2004 and 2005.

      The rate of inflation for the Czech economy has been relatively low from
2001 to 2005, ranging from a low of 0.1% in 2003 to a high of 4.6% in 2001, as measured by the CPI index. In 2005, the rate of inflation was 2.5%.

      Securities Markets. The Prague Stock Exchange ("PSE") was originally opened in 1871, but was closed at the end of World War II. The PSE was reopened in June 1993 following the mass-privatization of state-owned industries. As of
December 30, 2004, there were only 55 Equity shares and 77 bonds that have satisfied the disclosure requirements of the PSE and are officially "listed."
[Currently, there are 1,635 companies eligible for over-the-counter trading, with approximately 330-350 companies trading actively each session.] At the end of 2004, the market capitalization of the PSE was approximately CZK 975.8 billion with an average daily turnover of approximately $4.65 billion. The share of total trades in the equity market rose proportionately to trades in the bond market, as Equity trades grew from 18.8% of all trades in 2003 to 40.9% of the value of all trades in 2004. [Approximately 80% of this volume was from over-the-counter trades. At the end of 2004, average price to earnings ratio of domestic shares traded on the main and secondary markets of the PSE was 18.32.]
The Czech securities markets are regulated by a Securities Commission established by the Ministry of Finance. The Securities Commission administers and regulates the financial reporting system, supervises participants in the securities markets and establishes guidelines for the listing of securities.

      [The Czech Commercial Code and the Accountancy Act, both promulgated in
1992, establish requirements relating to the capitalization, books and records and auditing of Czech companies. All Czech enterprises are required to publish financial reports, including an income statement and balance sheet. Currently, companies with foreign participation, joint stock companies and certain limited liability companies are required to have annually audited financial statements which are approved by two auditors, one of which is required to be a Czech national and the other of which may be a foreign auditing firm recognized by the
Ministry of Finance.]

      [Foreign Investment and Repatriation. Currently, there are no restrictions on foreign portfolio investment except that certain restrictions exist with respect to securities offered in privatizations or by financial or defense institutions. There are no restrictions on the repatriation of the proceeds of securities transactions. Since January 1, 1991, the Czech Koruna has been internally convertible.] The Czech National Bank is responsible for fixing foreign exchange rates for the Koruna and controlling the Czech Republic's monetary policy.

                    SELECTED ECONOMIC DATA FOR CZECH REPUBLIC

                                                  2001       2002       2003       2004      2005
                                                --------   --------   -------    --------  --------

GDP Growth..................................      2.6%       1.5%       3.7%        4.0%     4.0%
Inflation Rate(CPI % Year Over Year)........      4.7        1.8        0.1         2.8      2.5
Current Account (US$ billions)..............     (3.27)     (4.17)     (5.57)     (5.57)    (5.98)
Exchange Rate Year End (Koruna per US$).....     36.26      30.14      25.65      22.37     24.59

_______________

Source: www.econstats.com, IMF World Economic Outlook and EconStats, Exchange
rates from the Czech National Bank

POLAND

      Introduction. Poland has a land area of approximately 121,000 square miles. By the middle of 2005, it had a population of approximately 38.4 million.

                                      A-5

      For 2003, 2004 and 2005, the Polish GDP rose 3.8%, 5.3% and 3.5%
respectively. The rate of inflation for the Polish economy for the same period, as expressed in real terms based on change in CPI Index, was 0.8%, 3.5% and 3.1%
respectively.

      Securities Markets. The Warsaw Stock Exchange ("WSE") was re-opened by an act of the Polish government in July 1991, 52 years after its close in 1939. The trading system is similar to the French par casier method of quotation, the main features being that it is order driven, centralized onto a single exchange floor and paperless. For the year ended December 31, 2004, the market capitalization on the WSE was approximately PLN 214.3 billion with an estimated daily turnover of PLN 1.03 billion. The average price to earnings ratio of the WIG All Share index at the end of 2004 was 17.1. [2005 to come] The government of Poland has established a Securities Commission (the "Commission") as its main administrative body responsible for monitoring the Polish securities market, supervising all public trading, including trading on the WSE, and regulating brokers. [In addition, a Brokers Association is responsible for regulating the activities and conduct of brokers.] Clearing and settlement is conducted by the
National Depository for Securities, which is operated by the WSE.

                        SELECTED ECONOMIC DATA FOR POLAND

                                                2001    2002      2003      2004     2005
                                              ------- -------   -------   -------   -------

GDP Growth..................................    1.0%     1.4%      3.8%     5.3%      3.5%

Inflation Rate(CPI % Year Over Year)........    5.5      1.9       0.8      3.5       3.1
Current Account (US$ billions)..............   (5.36)  (5.01)    (4.08)    (3.64)    (6.54)
Exchange Rate Year End(New Zloty per US$)...    4.01    3.91      3.79      3.10      3.25

_______________

Source: www.econstats.com, IMF World Economic Outlook and EconStats, Exchange
rates from the National Bank of Poland

HUNGARY

      Introduction. Hungary has a land area of approximately 36,000 square miles. By the middle of 2005, it had a population of approximately 10.3 million.

      For 2003, 2004 and 2005, the Hungarian GDP rose 3.8%, 5.3% and 3.5%
respectively. The rate of inflation for the Hungarian economy for the same period, as expressed in real terms based on change in CPI Index, was 0.8%, 3.5%
and 3.1% respectively.

      Securities Markets. The Budapest Stock Exchange ("BSE") was established in
June 1990. The BSE served to create an organized marketplace for the public offering and trading of new securities, many of which were expected to arise from the planned privatization of state-owned enterprises. On December 31, 2004, there were 160 securities listed on the BSE, with a total market capitalization of approximately HUF 9.2 trillion, with average daily turnover of 81.49 million
Euro. Between 12 and 24 companies are included on the index at any time. The
Index is evaluated twice each year for the purpose re-balancing and stock selection. On December 31, 2004, there were 14 stocks in the index. Trading of equities on the BSE is highly concentrated. The five largest companies constituted 81% of the total market capitalization of the BSE and their turnover represented 91.5% of the total equity turnover. [2005 to come]

      The other index tracked by the BSE is the BUMIX (Budapest Stock Exchange
Mid and Small Cap Share Index), which has been tracked since June 1, 2004. It lists companies of small and medium capitalization The basis of the index was set on January 5, 2004, with an initial value of 1000 points. As of December 31,
2004, it was made up of 16 stocks.

      The Hungarian Financial Supervisory Authority is responsible for monitoring the securities market and establishing guidelines for the regulation of new issues, market participants and the BSE in accordance with EU standards.

                                      A-6

                       SELECTED ECONOMIC DATA FOR HUNGARY

                                                  2001      2002        2003        2004       2005
                                                -------    ------     -------     --------   --------

GDP Growth..................................      4.3%      5.1%        3.4%        4.6%       4.1%

Inflation Rate(CPI % Year Over Year)........      9.2       5.3         4.7         6.8        3.6
Current Account (US$ billions)..............     (3.24)    (4.68)      (7.45)      (8.93)     (9.22)
Exchange Rate Year End (per US$)............     286.5     257.6       224.2       202.6      199.7

_______________
Source:  www.econstats.com,  IMF World Economic Outlook and EconStats,  Exchange
rates from the Magyar Nemzeti Bank (National Bank of Hungary)

                                      A-7

                                                                      APPENDIX B

                   DESCRIPTION OF VARIOUS FOREIGN CURRENCY AND
                 INTEREST RATE HEDGES AND OPTIONS ON SECURITIES
           AND SECURITIES INDEX FUTURES CONTRACTS AND RELATED OPTIONS

FOREIGN CURRENCY HEDGING TRANSACTIONS

      Foreign Currency Forward Contracts. A foreign currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders
(usually large commercial banks).

      Foreign Currency Futures Contract. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract.
Foreign currency futures contracts traded in the United States are traded on regulated exchanges. Parties to a futures contract must make initial "margin"
deposits to secure performance of the contract, which generally range from 2% to
5% of the contract price. There also are requirements to make "variation" margin deposits as the value of the futures contract fluctuates. The Fund may enter into foreign currency futures contracts (or futures contracts with respect to interest rates or securities indexes (described below)) or related options only if (i) such transactions are entered into solely for bona fide hedging purposes, or (ii) if any such transactions are entered into for non-hedging purposes, the aggregate amount of initial margin deposits and option premiums on the Fund's then existing futures and related options positions would not exceed 5% of the fair market value of the Fund's total assets.

      The Fund may purchase and write call and put options on foreign currency futures contracts. An option on a foreign currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a foreign currency futures contract at a specified exercise price at any time on or before the expiration date of the option. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option
(plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily. To the extent the Fund purchases an option on a foreign currency futures contract any change in the value of such option would be reflected in the net asset value of the Fund.

      Options on Currencies. A put option purchased by the Fund on a currency gives the Fund the right to sell the currency at the exercise price until or at the expiration of the option. A call option purchased by the Fund gives the Fund the right to purchase a currency at the exercise price until or at the expiration of the option.

      Currency Hedging Strategies. The Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts and related options in several circumstances. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on such a security which it holds, the Fund may desire to "lock in" the dollar price of the security or the dollar equivalent of such dividend or interest payment, as the case may be. In addition, when the
Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the dollar, it may enter into a forward or futures contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.

      At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into an offsetting contract. Such offsetting transactions with respect to forward contracts must be effected with the currency trader who is a party to the original forward contract. Offsetting transactions with respect to futures contracts are effected on the same exchange on which the initial transaction occurred. The Fund will enter into such futures contracts and related options if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a futures contract or related option or that the opposite party to the forward contract will agree to the offset, in which case the Fund may suffer a loss.

      The Fund does not intend to enter into such forward or futures contracts to protect the value of its portfolio securities on a regular basis, and will not do so if, as a result, the Fund will have more than 20% of the value of its

                                      B-1

total assets committed to the performance of such contracts. The Fund also will not enter into such forward or futures contracts or maintain a net exposure to such contracts where the performance of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Further, the
Fund generally will not enter into a forward or futures contract with a term of greater than one year.

      The Fund may attempt to accomplish objectives similar to those described above with respect to forward and futures contracts for currency by means of purchasing put or call options on foreign currencies on exchanges. A put option gives the Fund the right to sell a currency at the exercise price until the expiration of the option. A call option gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

      While the Fund may enter into forward, futures and options contracts to reduce currency exchange rate risks, changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transaction. Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward, futures or options contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the
Fund to risk of foreign exchange loss.

      Certain provisions of the Code may limit the extent to which the Fund may enter into forward or futures contracts or engage in options transactions. These transactions may also affect the character and timing of income and the amount of gain or loss recognized by the Fund and its stockholders for U.S. federal income tax purposes. See "Taxation--U.S. Federal Income Taxes."

INTEREST RATE FUTURES AND OPTIONS THEREON

      Interest Rate Futures Contracts. The Fund may enter into futures contracts on government debt securities for the purpose of hedging its portfolio against the adverse effects of anticipated movements in interest rates. For example, the
Fund may enter into futures contracts to sell U.S. Government Treasury Bills
(take a "short position") in anticipation of an increase in interest rates.
Generally, as interest rates rise, the market value of any fixed-income securities held by the Fund will fall, thus reducing the net asset value of the
Fund. However, the value of the Fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's fixed-income investments which are being hedged. The Fund may also enter into futures contracts to purchase government debt securities (take a "long position") in anticipation of a decline in interest rates. The Fund might employ this strategy in order to offset entirely or in part an increase in the cost of any fixed-income securities it intends to subsequently purchase.

      Options on Futures Contracts. The Fund may purchase and write call and put options on interest rate futures contracts which are traded on recognized exchanges and enter into closing transactions with respect to such options to terminate an existing position. The Fund may use such options in connection with its hedging strategies. Generally, these strategies would be employed under the same market and market sector conditions in which the Fund enters into futures contracts. An option on an interest rate futures contract operates in the same manner as an option on a foreign currency futures contract (described above), except that it gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate futures contract instead of a currency futures contract. The Fund may purchase put options on futures contracts rather than taking a short position in the underlying futures contract in anticipation of an increase in interest rates. Similarly, the Fund may purchase call options on futures contracts as a substitute for taking a long position in futures contracts to hedge against the increased cost resulting from a decline in interest rates of fixed-income securities which the Fund intends to purchase.
The Fund also may write a call option on a futures contract rather than taking a short position in the underlying futures contract, or write a put option on a futures contract rather than taking a long position in the underlying futures contracts. The writing of an option, however, will only constitute a partial hedge, since the Fund could be required to enter into a futures contract at an unfavorable price and will in any event be able to benefit only to the extent of the premium received.

      Risk Factors in Transactions in Interest Rate Futures Contracts and
Options Thereon. The Fund's ability to effectively hedge all or a portion of its fixed income securities through the use of interest rate futures contracts and options thereon depends in part on the degree to which price movements in the securities underlying the option or futures contract correlate with price movements of the fixed-income securities held by the Fund. In addition, disparities in the average maturity or the quality of the Fund's investments as compared to the financial instrument underlying an option or futures contract may also reduce the correlation in price movements. Transactions in

                                      B-2

options on futures contracts involve similar risks, as well as the additional risk that movements in the price of the option will not correlate with movements in the price of the underlying futures contract.

OPTIONS ON SECURITIES AND SECURITIES INDEX FUTURES CONTRACTS AND RELATED OPTIONS

      Options on Securities. In order to hedge against market shifts, the Fund may purchase put and call options on securities. In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered call options. A put option gives the holder the right to sell to the writer of the option an underlying security at a specified price at any time during or at the end of the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option from the writer of the option at the stated
exercise price. A "covered" call option means that so long as the Fund is obligated as the writer of the option, it will own (i) the underlying securities subject to the option, or (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option. As a matter of operating policy, the value of the underlying securities on which options will be written at any one time will not exceed 5% of the total assets of the Fund.

      The Fund will receive a premium from writing call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Thus, in some periods the Fund will receive less total return and in other periods greater total return from writing covered call options than it would have received from its underlying securities had it not written call options.

      The Fund may purchase options on securities that are listed on securities exchanges or traded over the counter. In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase significantly above the exercise price, in the case of a call, to cover the premium and transaction costs. Because premiums paid by the Fund on options are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

      Securities Index Futures Contracts and Related Options. The Fund may, for
hedging purposes, enter into securities index futures contracts and purchase and write put and call options on stock index futures contracts, in each case that are traded on regulated exchanges, including non-U.S. exchanges to the extent permitted by the CFTC. A securities index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period.
Successful use of securities index futures will be subject to the Adviser's ability to predict correctly movements in the direction of the relevant securities market. No assurance can be given that the Adviser's judgment in this respect will be correct.

      The Fund may enter into securities index futures contracts to sell a securities index in anticipation of or during a market decline to attempt to offset the decrease in market value of securities in its portfolio that might otherwise result. When the Fund is not fully invested in accordance with its investment objectives and policies and anticipates a significant market advance, it may enter into futures contracts to purchase the index in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that it intends to purchase. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position but, under unusual market conditions, a futures position may be terminated without the corresponding purchase of securities.

      The Fund may purchase and write put and call options on securities index futures contracts in order to hedge all or a portion of its investments and may enter into closing purchase transactions with respect to written options in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a securities index futures contract operates in the same manner as an option on a foreign currency

                                      B-3

futures contract (described below), except that it gives the purchaser the right, in return for the premium paid, to assume a position in a securities index futures contract instead of a currency futures contract.

                                      B-4

                                                                      APPENDIX C

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I.    POLICY STATEMENT

Introduction - Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The Policy will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by the Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan
Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley
Investment Management Limited, Morgan Stanley Investment Management Company,
Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley
Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP,
Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van
Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the
MSIM registered management investment companies (Van Kampen, Institutional and
Advisor Funds)(collectively referred to herein as the "MSIM Funds"), each MSIM
Affiliate will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM
Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the
MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy.
In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the
MSIM Affiliate's fiduciary responsibility.

Proxy Research Services - Institutional Shareholder Services ("ISS") and Glass
Lewis (together with other proxy research providers as MSIM Affiliates may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While the MSIM
Affiliates may review and utilize the recommendations of the Research Providers in making proxy voting decisions, they are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A.
below) will carefully monitor and supervise the services provided by the
Research Providers.

Voting Proxies for Certain Non-U.S. Companies - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM's clients of voting such proxies, consistent with the Client
Proxy Standard. ISS has been retained to provide assistance to the MSIM
Affiliates in connection with voting their clients' non-U.S. proxies.

                                      C-1

II.      GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM
Affiliates will follow (subject to any exception set forth herein) this Policy, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review
Committee and is consistent with the Client Proxy Standard. A MSIM Affiliate will not generally vote a proxy if it has sold the affected security between the record date and the meeting date.

III.     GUIDELINES

A.    CORPORATE GOVERNANCE MATTERS. The following proposals will generally be voted as indicated below, unless otherwise determined by the Proxy Review
Committee.

      i.    General.

      1.  Generally, routine management proposals will be supported. The following are examples of routine management proposals:

            o     Approval of financial statements, director and auditor
                  reports.

            o     General updating/corrective amendments to the charter.

            o     Proposals related to the conduct of the annual meeting, except those proposals that relate to the "transaction of such other business which may come before the meeting."

      2.    Proposals to eliminate cumulative voting generally will be supported; proposals to establish cumulative voting in the election of directors will not be supported.

      3.    Proposals requiring confidential voting and independent tabulation of voting results will be supported.

      4.    Proposals requiring a U.S. company to have a separate Chairman and
            CEO will not be supported. Proposals requiring non-U.S. companies to have a separate Chairman and CEO will be supported.

      5.    Proposals by management of non-U.S. companies regarding items that are clearly related to the regular course of business will be supported.

      6.    Proposals to require the company to expense stock options will be supported.

      7.    Open-ended requests for adjournment generally will not be supported.
            However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this
            Policy to be carried out (i.e. an uncontested corporate
            transaction), the adjournment request will be supported.

      8.    Proposals to declassify the Board of Directors (if management supports a classified board) generally will not be supported.

      9.    Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders generally will not be supported.

                                       C-2

      ii.   Election of Directors. In situations where no conflict exists and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

      1.    The following proposals generally will be supported:

            o     Proposals requiring that a certain percentage (up to 66 2/3%)
                  of the company's board members be independent directors.

            o     Proposals requiring that members of the company's
                  compensation, nominating and audit committees be comprised of independent or unaffiliated directors.

      2.    Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made in the following circumstances:

            (a)   If a company's board is not comprised of a majority of
                  disinterested directors, a withhold vote will be made for
                  interested directors. A director nominee may be deemed to be interested if the nominee has, or any time during the previous five years had, a relationship with the issuer (e.g.,
                  investment banker, counsel or other professional service
                  provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence;

            (b)   If a nominee who is interested is standing for election as a member of the company's compensation, nominating or audit
                  committees;

            (c)   A direct conflict exists between the interests of the nominee and the public shareholders;

            (d)   Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring audit,
                  compensation or nominating committees to be composed of
                  independent directors and requiring a majority independent board;

            (e)   A nominee has failed to attend at least 75% of board meetings within a given year without a reasonable excuse; or

            (f)   A nominee serves on the board of directors for more than six companies (excluding investment companies).

      iii.  Auditors

      1.    Generally, management proposals for selection or ratification of auditors will be supported. However, such proposals may not be supported if the audit fees are excessive. Generally, to determine if audit fees are excessive, a 50% test will be applied for audit fees in excess of $1 million: if audit fees are $1 million or more, non-audit fees should less than 50% of the total fees paid to the auditor. If audit fees are less than $1 million, the fees will be reviewed case by case by the Proxy Review Committee.

      2.    Proposals requiring auditors to attend the annual meeting of shareholders will be supported.

      3.    Proposals to indemnify auditors will not be supported.

      iv.   Anti-Takeover Matters

                                       C-3

      1.    Proposals to modify or rescind existing supermajority vote requirements to amend the charter or bylaws will be supported;
            proposals to amend by-laws to require a supermajority shareholder vote to pass or repeal certain provisions will not be supported.

      2.    Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail;
            (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and
            (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

      3.    Proposals requiring shareholder approval or ratification of a shareholder rights plan or poison pill will be supported.

B.    CAPITALIZATION CHANGES. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

      1.    The following proposals generally will be supported:

            o     Proposals relating to capitalization changes that eliminate other classes of stock and/or eliminate unequal voting rights.

            o     Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if:
                  (i) a clear and legitimate business purpose is stated; (ii)
                  the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii)
                  the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

            o     Proposals to create a new class of preferred stock or for
                  issuances of preferred stock up to 50% of issued capital.

            o     Proposals for share repurchase plans.

            o     Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred
                  stock.

            o     Proposals to effect stock splits.

            o     Proposals to effect reverse stock splits if management
                  proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount
                  generally will be approved if the resulting increase in
                  authorized shares coincides with the proxy guidelines set
                  forth above for common stock increases.

      2.    The following proposals generally will not be supported
      (notwithstanding management support).

            o     Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

            o     Proposals to increase the authorized number of shares of
                  existing classes of stock that carry preemptive rights or
                  supervoting rights.

            o     Proposals to create "blank check" preferred stock.

            o     Proposals relating to changes in capitalization by 100% or more.

                                       C-4

C.    COMPENSATION. The following proposals generally will be voted as indicated
below, unless otherwise determined by the Proxy Review Committee.

      1.    The following proposals generally will be supported:

            o     Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

            o     Proposals for employee stock purchase plans that permit
                  discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive
                  employees.

            o     Proposals for the establishment of employee stock option plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

            o     Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder
                  interest.

      2.    Blanket proposals requiring shareholder approval of all severance agreements will not be supported, however, proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

      3.    Blanket proposals requiring shareholder approval of executive compensation generally will not be supported.

      4.    Proposals that request or require disclosure of executive
            compensation in addition to the disclosure required by the
            Securities and Exchange Commission ("SEC") regulations generally will not be supported.

D.    OTHER RECURRING ITEMS. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

      1.    Proposals to add restrictions related to social, political, environmental or special interest issues that do not relate directly to the business of the company and which do not appear to be directed specifically to the business or financial interest of the company generally will not be supported.

      2.    Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate will not be supported.

E.    ITEMS TO BE REVIEWED BY THE PROXY REVIEW COMMITTEE

The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

      i.    Corporate Transactions

            o     Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations)
                  will be examined on a case-by-case basis. In all cases,
                  Research Providers' research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSIM internal company-specific knowledge.
                  Proposals for mergers or other

                                      C-5

                  significant transactions that are friendly, approved by the
                  Research Providers, and where there is no portfolio manager objection, generally will be supported.

      ii.   Compensation

            o     Proposals relating to change-in-control provisions in
                  non-salary compensation plans, employment contracts, and
                  severance agreements that benefit management and would be
                  costly to shareholders if triggered. With respect to proposals related to severance and change of control situations, MSIM
                  Affiliates will support a maximum of three times salary and bonus.

            o     Proposals relating to Executive/Director stock option plans.
                  Generally, stock option plans should be incentive based. The
                  Proxy Review Committee will evaluate the quantitative criteria used by a Research Provider when considering such Research
                  Provider's recommendation. If the Proxy Review Committee
                  determines that the criteria used by the Research Provider is reasonable, the proposal will be supported if it falls within a 5% band above the Research Provider's threshold.

            o     Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

      iii.  Other

            o     Proposals for higher dividend payouts.

            o     Proposals recommending set retirement ages or requiring
                  specific levels of stock ownership by directors.

            o     Proposals for election of directors, where a director nominee is related to MSIM (i.e. on an MSIM Fund's Board of
                  Directors/Trustees or part of MSIM senior management) must be considered by the Proxy Review Committee. If the proposal
                  relates to a director nominee who is on a Van Kampen Fund's
                  Board of Directors/Trustees, to the extent that the shares of the relevant company are held by a Van Kampen Fund, the Van
                  Kampen Board shall vote the proxies with respect to those
                  shares, to the extent practicable. In the event that the
                  Committee cannot contact the Van Kampen Board in advance of the shareholder meeting, the Committee will vote such shares pursuant to the Proxy Voting Policy.

            o     Proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups.

            o     Proposals to limit directors' liability and/or broaden
                  indemnification of directors. Generally, the Proxy Review
                  Committee will support such proposals provided that the
                  officers and directors are eligible for indemnification and liability protection if they have acted in good faith on
                  company business and were found innocent of any civil or
                  criminal charges for duties performed on behalf of the
                  company.

                                      C-6

IV.   ADMINISTRATION OF POLICY

A.    PROXY REVIEW COMMITTEE

      1.    The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it.

            (a)   The Committee, which is appointed by MSIM's Chief Investment
                  Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and
                  geographic locations of the firm. The Committee is responsible for establishing MSIM's Policy and determining how MSIM will vote proxies on an ongoing basis.

            (b)   The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

            (c)   The Committee will meet at least monthly to (among other
                  matters): (1) address any outstanding issues relating to the
                  Policy and (2) review proposals at upcoming shareholder
                  meetings of MSIM portfolio companies in accordance with this
                  Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar
                  proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Policy (and any amendments to them and/or any additional guidelines or procedures it may adopt).

            (d)   The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override
                  voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming
                  votes, as appropriate, for matters for which specific
                  direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy. Split votes generally will not be approved within a single Global Investor Group investment
                  team. The Committee may take into account Research Providers'
                  recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are
                  managed pursuant to quantitative, index or index-like
                  strategies ("Index Strategies") will be voted in the same
                  manner as those held in actively managed accounts. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be
                  available. If the affected securities are held only in
                  accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this
                  Policy, the Committee will consider all available information from the Research Providers, and to the extent that the
                  holdings are significant, from the portfolio managers and/or analysts.

            (e)   In addition to the procedures discussed above, if the
                  Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question
                  ("Special Committee"). The Special Committee shall be
                  comprised of the Chairperson of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's Chief Investment
                  Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion

                                      C-7

                  to cast a vote. In addition to the research provided by
                  Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside
                  sources to the extent it deems appropriate.

            (f)   The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of
                  Trustees/Directors of those investment companies at each
                  Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the
                  Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

            (g)   The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the
                  Compliance Departments and, as necessary, to ISS, decisions of the Committee and Special Committee so that, among other
                  things, ISS will vote proxies consistent with their decisions.

B.    IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

            1.    If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special
                  Committee in consultation with MSIM's General Counsel or
                  his/her designee.

            2.    A material conflict of interest could exist in the following situations, among others:

            (a)   The issuer soliciting the vote is a client of MSIM or an
                  affiliate of MSIM and the vote is on a material matter
                  affecting the issuer;

            (b)   The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

            (c)   Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

C.    PROXY VOTING REPORTS

            (a)   MSIM will promptly provide a copy of this Policy to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with
                  respect to securities held in that client's account.

            (b)   MSIM's legal department is responsible for filing an annual
                  Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.

                                      C-8

                                 MORGAN STANLEY

                            EASTERN EUROPE FUND, INC.

                            PART C--OTHER INFORMATION

ITEM 25.  FINANCIAL STATEMENTS AND EXHIBITS

      (1) Financial Statements:

               Portfolio of Investments at December 31, 2005.+
               Statement of Assets and Liabilities at December 31, 2005.+
               Statement of Operations for the fiscal year ended
                 December 31, 2005.+
               Statement of Changes in Net Assets for the fiscal year ended
                 December 31, 2005 and the fiscal year ended December 31, 2004.+
               Financial Highlights.+
               Notes to Financial Statements.+
               Report of Independent Registered Public Accounting Firm, dated
                 February 11, 2006.+

_________________________

+   Incorporated by reference from the Fund's Annual Report for the Year Ended
December 31, 2005, filed on February 13, 2006.

      (2) Exhibits:

      (a)(1)   Articles of Incorporation*
         (2)   Articles of Amendment*
         (3)   Articles of Amendment+
         (4)   Articles of Amendment+
      (b)      Amended and Restated By-Laws**
      (c)      Not applicable
      (d)(1)   Certificate for Common Stock, par value $.01 per share***
         (2)   Form of Subscription Certificate+
         (3)   Form of Notice of Guaranteed  Delivery+
         (4)   Form of Nominee Holder Over-Subscription Exercise Form+
      (e)      Dividend Reinvestment and Cash Purchase Plan*
      (f)      Not applicable
      (g)      Investment Advisory and Management Agreement with the Investment
                 Manager+
      (h)      Not applicable
      (i)      Not applicable
      (j)(1)   Global Custody Agreement+
         (2)   Amendment to Global Custody Agreement+
         (3)   Foreign Custody Manager Delegation Amendment to Global Custody
               Agreement+
      (k)(1)   Agreement for Stock Transfer Services+
         (2)   Administration Agreement+
         (3)   Form of Information Agent Agreement++
         (4)   Form of Subscription Agent Agreement++
      (1)(1)   Opinion and Consent of Clifford Chance US LLP++
         (2)   Opinion and Consent of [______________________________________]++
      (m)      Not applicable
      (n)      Consent of [_______], Independent Registered Public Accounting
                 Firm++
      (o)      Not applicable
      (p)      Not applicable
      (q)      Not applicable

      (r)(1)   Code of Ethics of Morgan Stanley Investment Management+
         (2)   Code of Ethics of the Morgan Stanley Funds+
      (s)      Powers of Attorney+

_________________________

*     Incorporated by reference from Pre-Effective Amendment No. 2 to the Fund's
Registration Statement on Form N-2 (File No. 33-75012), filed on August 12,
1996.

**    Incorporated by reference from Amendment No. 6 to the Fund's Registration
Statement on Form N-2 (File No. 33-75012), filed on August 28, 2003.

***   Incorporated by reference from Pre-Effective Amendment No. 3 to the Fund's
Registration Statement on Form N-2 (File No. 33-75012), filed on September 24,
1996.

+     Filed herewith.

++    To be filed by amendment.

ITEM 26.  MARKETING ARRANGEMENTS

         Not applicable.

ITEM 27.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

      The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement.

U.S Securities and Exchange Commission Registration fees ......    $       *
New York Stock Exchange listing fee ...........................            *
Printing (other than stock certificates) ......................            *
Engraving and printing stock certificates .....................            *
Auditing and accounting fees and expenses .....................            *
Legal fees and expenses .......................................            *
Information Agent's fees and expenses .........................            *
Subscription Agent's fees and expenses ........................            *
Miscellaneous .................................................            *
                                                                 --------------
   Total ......................................................    $       *

________________________

*     To be filed by amendment.

ITEM 28.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         Not applicable

ITEM 29.  NUMBER OF HOLDERS OF SECURITIES (AS OF MARCH 14, 2006)

                                                               NUMBER OF RECORD
                    TITLE OF CLASS                                 HOLDERS
--------------------------------------------------------------------------------
Common Stock, $0.01 par value............................         3,638,680

ITEM 30.  INDEMNIFICATION

      Section 2-418 of the General Corporation Law of the State of Maryland,
Article SEVENTH of the Fund's Articles of Incorporation, Article VII of the
Fund's Amended and Restated By-laws, the Investment Advisory and Management
Agreement and the Administration Agreement provide for indemnification.

      Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. The Fund's charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the
Investment Company Act of 1940, as amended (the "1940 Act").

      The Fund's charter authorizes the Fund, to the fullest extent permitted by
Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Fund's by-laws obligate the Fund, to the maximum extent permitted by Maryland law and subject to the requirements of the
1940 Act, to indemnify any present or former director or officer or any individual who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding.

      The Investment Advisory and Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the
Investment Adviser and its officers, directors, employees, agents, shareholders controlling persons or other affiliates are entitled to indemnification from the
Fund for any losses, costs and expenses arising from the performance or non-performance in good faith of the Investment Adviser's services under the
Investment Advisory Agreement.

      The Administration Agreement provides that, the Fund will indemnify and hold the Administrator, and third parties providing services for the benefit of the Fund through arrangements with the Administrator, harmless from all loss, cost, damage and expense, including reasonable expenses for counsel, incurred by such person resulting from any claim, demand, action or omission by it in the performance of its duties hereunder or under such arrangements with the
Administrator, or as a result of acting upon any instructions reasonably believed by any such person to have been executed by a duly authorized officer of the Fund or of the Fund's investment advisers, provided that the indemnification will not apply to actions or omissions of the Administrator, its officers, employees or agents in cases of its or their own negligence or willful misconduct.

      Insofar as indemnification for liabilities arising under the Securities
Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Fund, pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the
Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities
Act and will be governed by the final adjudication of such issue.

ITEM 31.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

      The description of the business of Morgan Stanley Investment Management
Inc. is set forth under the caption "Management of the Fund" in the Prospectus forming part of this Registration Statement.

      The information as to the directors and officers of Morgan Stanley
Investment Management Inc. set forth in Morgan Stanley Investment Management
Inc.'s Form ADV filed with the Securities and Exchange Commission on December
15, 1981 (File No. 801-15757) and as amended through the date hereof is incorporated herein by reference.

ITEM 32.  LOCATION OF ACCOUNTS AND RECORDS

      All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act, and the rules thereunder, are maintained at the offices of:

      (1)   the Registrant, Morgan Stanley Eastern European Fund, Inc., c/o
Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, New
York, New York 10020;

      (2)   the Custodian, JPMorgan Chase Bank, N.A., 270 Park Avenue, New York,
New York 10017;

      (3)   the Stockholder Servicing Agent, American Stock Transfer & Trust
Company, 59 Maiden Lane, New York, New York 10030; and

      (4)   the Investment Adviser, Morgan Stanley Investment Management Inc.,
1221 Avenue of the Americas, New York, New York 10020.

ITEM 33.  MANAGEMENT SERVICES

         Not applicable

ITEM 34.  UNDERTAKINGS

      (1)   Registrant undertakes to suspend the offering of its shares until it amends its prospectus if:

            (a)   subsequent to the effective date of this Registration
      Statement, the net asset value per share declines more than 10% from its net asset value per share as of the effective date of this Registration
      Statement; or

            (b)   the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

      (2)   Not applicable.

      (3)   Not applicable.

      (4)   Not applicable.

      (5)   Registrant undertakes that:

            (a)   for purposes of determining any liability under the Securities
      Act of 1933, as amended, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon
      Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

            (b)   that for the purpose of determining any liability under the
      Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (6)   The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of
New York, on the 17th day of March, 2006.

                              MORGAN STANLEY EASTERN EUROPE FUND, INC.

                                   By: /s/ Ronald E. Robison
                                       ------------------------
                                       Ronald E. Robison
                                       President and Principal Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registrant's Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURES                                 TITLE                                  DATE
-----------------------------------      -------------------------------------   -------------------------------

(1) Principal Executive Officer

                                           President and Principal  Executive
     /S/ RONALD E. ROBISON                 Officer                                           March 17, 2006
-----------------------------------
       Ronald E. Robison

(2) Principal Financial Officer

       /S/ FRANCIS J. SMITH                Treasurer and Chief Financial
-----------------------------------        Officer (Principal Financial
         Francis J. Smith                  Officer)                                          March 17, 2006

(3) Majority of the Directors

    Charles A. Fiumefreddo (Chairman)
    James F. Higgins

          /S/ BARRY FINK                                 Director                            March 17, 2006
-----------------------------------
            Barry Fink
         Attorney-in-Fact

    Michael Bozic
    Edwin J. Garn
    Wayne E. Hedien
    Manuel H. Johnson
    Joseph J. Kearns
    Michael E. Nugent
    Fergus Reid

        /S/ CARL FRISCHLING                              Director                            March 17, 2006
-----------------------------------
          Carl Frischling
         Attorney-in-Fact

                                  EXHIBIT INDEX

 EXHIBIT NO.                        DESCRIPTION
------------   -----------------------------------------------------------------
      (a)(1)   Articles of Incorporation*
         (2)   Articles of Amendment*
         (3)   Articles of Amendment+
         (4)   Articles of Amendment+
      (b)      Amended and Restated By-Laws**
      (c)      Not applicable
      (d)(1)   Certificate for Common Stock, par value $.01 per share***
         (2)   Form of Subscription Certificate+
         (3)   Form of Notice of Guaranteed Delivery+
         (4)   Form of Nominee Holder Over-Subscription Exercise Form+
      (e)      Dividend Reinvestment and Cash Purchase Plan*
      (f)      Not applicable
      (g)      Investment Advisory and Management Agreement with the Investment
                 Manager+
      (h)      Not applicable
      (i)      Not applicable
      (j)(1)   Global Custody Agreement+
         (2)   Amendment to Global Custody Agreement+
         (3)   Foreign Custody Manager Delegation Amendment to Global Custody
                 Agreement+
      (k)(1)   Agreement for Stock Transfer Services+
         (2)   Administration Agreement+
         (3)   Form of Information Agent Agreement++
         (4)   Form of Subscription Agent Agreement++
      (1)(1)   Opinion and Consent of Clifford Chance US LLP++
         (2)   Opinion and Consent of [_____________________________________]++
      (m)      Not applicable
      (n)      Consent of [_______], Independent Registered Public Accounting
                 Firm++
      (o)      Not applicable
      (p)      Investment Letter+
      (q)      Not applicable
      (r)(1)   Code of Ethics of Morgan Stanley Investment Management+
         (2)   Code of Ethics of the Morgan Stanley Funds++
      (s)      Powers of Attorney+

_____________________________

*     Incorporated by reference from Pre-Effective Amendment No. 2 to the Fund's
Registration Statement on Form N-2 (File No. 33-75012), filed on August 12,
1996.

**    Incorporated by reference from Amendment No. 6 to the Fund's Registration
Statement on Form N-2 (File No. 33-75012), filed on August 28, 2003.

***   Incorporated by reference from Pre-Effective Amendment No. 3 to the Fund's
Registration Statement on Form N-2 (File No. 33-75012), filed on September 24,
1996.

+     Filed herewith.

++    To be filed by amendment.